As filed with the Securities and Exchange Commission on April 29, 2002.

                                                 1933 Act File No.  2-81915
                                                 1940 Act File No. 811-3668

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N--1A

                             REGISTRATION STATEMENT

                                      UNDER

                           SECURITIES ACT OF 1933       [x]
                       POST-EFFECTIVE AMENDMENT NO. 31  [x]
                             REGISTRATION STATEMENT

                                      UNDER

                     THE INVESTMENT COMPANY ACT OF 1940 [x]
                              AMENDMENT NO. 33          [x]



                         The Wright Managed Income Trust
              ----------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                  255 State Street, Boston, Massachusetts 02109
             -----------------------------------------------------
                    (Address of Principal Executive Offices)

                                  617-482-8260
                       ----------------------------------
                         (Registrant's Telephone Number)

                                 Alan R. Dynner
                  255 State Street, Boston, Massachusetts 02109
               ----------------------------------------------------
                     (Name and Address of Agent for Service)


It is proposed that this filing will become effective pursuant to Rule 485 (check appropriate box):

[ ] Immediately  upon filing  pursuant to paragraph (b)
[ ] On [date] pursuant to paragraph  (a)(1)
[x] On May 1, 2002  pursuant to paragraph (b)
[ ] 75 days after filing  pursuant  to  paragraph  (a)(2)
[ ] 60 days  after  filing  pursuant  to paragraph (a)(1)
[ ] On (date) pursuant to paragraph (a)(2)

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

This Amendment to the registration statement on Form N-1A has been executed by The Wright Blue Chip Master Portfolio Trust.

THE WRIGHT MANAGED BLUE CHIP INVESTMENT FUNDS



Standard Shares
Institutional Shares
Money Market Shares




PROSPECTUS
MAY 1, 2002




THE WRIGHT MANAGED EQUITY TRUST
   o Wright Selected Blue Chip Equities Fund
   o Wright Major Blue Chip Equities Fund
   o Wright International Blue Chip Equities Fund


THE WRIGHT MANAGED INCOME TRUST
   o Wright U.S. Government Intermediate Fund
     (formerly Wright U.S. Treasury Fund)
   o Wright U.S. Government Near Term Fund
   o Wright Total Return Bond Fund
   o Wright Current Income Fund
   o Wright U.S. Treasury Money Market Fund


As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

An investment in a mutual fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

TABLE OF CONTENTS
-------------------------------------------------------------------------------

OVERVIEW OF PRINCIPAL STRATEGIES AND INFORMATION ABOUT THE FUNDS.........1


         Wright Selected Blue Chip Equities Fund.........................2
         Wright Major Blue Chip Equities Fund............................4
         Wright International Blue Chip Equities Fund....................6
         Wright U.S. Government Intermediate Fund........................8
         Wright U.S. Government Near Term Fund..........................10
         Wright Total Return Bond Fund..................................12
         Wright Current Income Fund.....................................14
         Wright U.S. Treasury Money Market Fund.........................16


INFORMATION ABOUT YOUR ACCOUNT..........................................18

         How the Funds Value Their Shares...............................18
         Purchasing Shares..............................................18
         Selling Shares.................................................19
         Exchanging Shares..............................................20
         Privacy Concerns...............................................20

DIVIDENDS AND TAXES.....................................................21

MANAGING THE FUNDS......................................................22

FINANCIAL HIGHLIGHTS....................................................24

         Wright Selected Blue Chip Equities Fund........................24
         Wright Major Blue Chip Equities Fund...........................25
         Wright International Blue Chip Equities Fund...................26
         Wright U.S. Government Intermediate Fund.......................28
         Wright U.S. Government Near Term Fund..........................29
         Wright Total Return Bond Fund..................................30
         Wright Current Income Fund.....................................31
         Wright U.S. Treasury Money Market Fund.........................33

-------------------------------------------------------------------------------

HOW TO USE THIS PROSPECTUS:
Reading this prospectus will help you decide if investing in the Wright funds is right for you. Please keep this prospectus for future reference. Included in this prospectus are descriptions telling you about each fund's:

(Graphic -- ship's wheel)
OBJECTIVE: what the fund seeks to achieve.

(Graphic -- compass)
PRINCIPAL INVESTMENT STRATEGIES: how the fund intends to achieve its investment objective and the strategies used by Wright Investors' Service, the fund's investment adviser.

(Graphic -- life preserver)
PRINCIPAL RISKS: the risks associated with the fund's primary investments.

Graphic -- assorted nautical flags)
WHO MAY WANT TO INVEST: decide if the fund is a suitable investment for you.

(Graphic -- ship's log)
PAST PERFORMANCE: the total return on your investment, including income from dividends and interest, and the increase or decrease in price over various time periods.

(Graphic -- two crossed anchors with a $ in the center)
FEES AND EXPENSES: what overall costs you bear by investing in the fund.

OVERVIEW OF PRINCIPAL STRATEGIES AND INFORMATION ABOUT THE FUNDS
-------------------------------------------------------------------------------



This prospectus offers a variety of equity, fixed income and money market mutual funds designed to meet various individual investment objectives. You can use them singularly or in any combination to meet your objectives.

WRIGHT INVESTORS SERVICE, INC. AND THE APPROVED WRIGHT INVESTMENT LIST

Using bottom-up fundamental analysis, Wright Investors' Service systematically identifies those companies in the Worldscope(R) database that meet minimum standards of prudence and thus are suitable for investment by fiduciary investors. These companies are then subjected to extensive analysis and evaluation to identify those which meet Wright's standards of investment quality or are leaders in their industry. These standards focus on liquidity, financial strength, stability of profits and growth.

-----SIDE BAR TEXT-----


                              Fundamental Analysis and
                              "Bottom-up" vs "Top-Down"
                                      Investing
     FUNDAMENTAL ANALYSIS is the analysis of company financial statements to forecast future price movements using past records of assets, earnings, sales, products, management and markets. It differs from technical analysis which relies on price and volume movements of stocks and does not concern itself with financial statistics.


     BOTTOM-UP   INVESTING  is  the  analysis  of  company   information  before
considering the impact of industry and economic trends. It differs from the "top-down" approach which looks first at the economy, then the industry and last the company.

-----END SIDE BAR TEXT-----


Only those companies meeting or exceeding these standards are eligible for selection by the Wright investment committee for inclusion on an Approved Wright Investment List (AWIL). There are separate AWILs for U.S. companies, non-U.S. companies, small companies and fixed income securities. Different standards may apply to each list. For example, smaller companies may have a lower market capital requirement but a higher standard of profitability and growth. All the companies on the lists are considered by Wright to be "Blue Chips." This means that the companies have established records of earnings profitability and equity growth. All these companies have established investment acceptance and active, liquid markets or are leaders in their industry. Securities are selected from the various approved lists to meet the objectives and strategies of each fund.


----SIDE BAR TEXT----
                                  Blue Chip

Financial dictionaries define Blue Chip as a common stock of a company that has a long record of profit growth and dividend payment and a reputation for quality management, products and services. Wright further defines this to include only securities issued by companies that meet its qualitative standards.

----END SIDE BAR TEXT----

WRIGHT SELECTED BLUE CHIP EQUITIES FUND
--------------------------------------------------------------------------------
CUSIP:Standard Shares 98235F107     Ticker Symbol: Standard Shares     WSBEX

(Graphic -- ship's wheel)
OBJECTIVE

The fund seeks to provide long-term total return consisting of price appreciation and current income. The fund invests all of its assets in Selected Blue Chip Equities Portfolio, which has the same objectives and policies as the fund.

(Graphic -- compass)
PRINCIPAL INVESTMENT  STRATEGIES


The portfolio invests at least 80% of its net assets in the equity securities of well-established quality companies on the AWIL. Benchmark weightings and Wright's expectation as to which industries or sectors will perform best also play a role in Portfolio construction. Only those companies whose current operations reflect defined, quantified characteristics which Wright believes are likely to provide comparatively superior total investment return are selected.



Wright considers recent valuations and price/earnings momentum when deciding which companies present the best value in terms of current price, and current and forecasted earnings. Selected companies may or may not currently pay dividends on their shares. At the end of 2001, the portfolio's median market capitalization was $3.7 billion. Professional investment personnel characterize the fund as a blend of growth and value. The portfolio attempts to outperform the Standard & Poor's Mid-Cap 400 Index (S&P Mid-Cap 400).


Typically, the portfolio sells an individual security when it is no longer eligible for inclusion in the AWIL, or it ceases to meet the investment criteria.

When the market is unfavorable, the portfolio's assets may be held in cash or invested in short-term obligations without limit. Although the portfolio would do this to reduce losses, defensive investments may conflict with and hurt the fund's efforts to achieve its investment objective.

The fund's objective may be changed by the trustees without shareholder approval.

(Graphic -- life preserver)
PRINCIPAL RISKS

Before you invest in any mutual fund, you should understand the risks involved. There are two basic risks prevalent in mutual funds investing in common stocks, such as the fund. They are:

    o MARKET RISK: when the prices of stocks fall, the value of the fund's investments may fall
    o MANAGEMENT RISK: Wright's strategy may not produce the expected results, causing losses.

In addition to normal market and management risks, fund performance will be adversely affected if mid-cap or value stocks fall out of favor with the market and returns trail the overall stock market, or selected companies remain undervalued or experience an adverse event, such as an unfavorable earnings report.

The fund cannot eliminate risk or assure achievement of its objective and you may lose money.

(Graphic -- assorted nautical flags)
WHO MAY WANT TO INVEST

You may be interested in the fund if you are seeking an actively managed common stock investment for total investment return and intend to make a long-term investment commitment.

(Graphic -- ship's log)
PAST PERFORMANCE


The information on the next page shows the performance of the fund's Standard Shares for the ten-year period through December 31, 2001. These returns include reinvestment of all dividends and capital gain distributions, and reflect fund expenses. As with all mutual funds, past performance does not guarantee future results.

The bar chart on the following page illustrates the risk of investing in the fund by showing how volatile the fund's performance has been for each full calendar year for the past ten years.


YEAR-BY-YEAR TOTAL RETURN AS OF DECEMBER 31

  40%
-------------------------------------------------------------------------------------------------------------------
  30%                              30.34%           32.70%
-------------------------------------------------------------------------------------------------------------------
  20%                                      18.57%
-------------------------------------------------------------------------------------------------------------------
  10%                                                                        10.75%
-------------------------------------------------------------------------------------------------------------------
   0%   4.71%   2.06%                                      0.14%    5.75%
-------------------------------------------------------------------------------------------------------------------
 10)%                   -3.52%
-------------------------------------------------------------------------------------------------------------------
(20)%                                                                                  -10.15%
-------------------------------------------------------------------------------------------------------------------
        1992    1993     1994     1995     1996     1997    1998     1999     2000     2001

Best Quarter:18.72%(4th quarter 1998) Worst Quarter:-19.20%(3rd quarter 1998)

The fund's annual return shown above does not reflect the impact of taxes. The table below shows before- and after-tax performance. The fund's average annual return is compared with that of the Standard & Poor's Mid-Cap 400 Index (S&P Mid-Cap 400). The S&P Mid-Cap 400, unlike the fund, reflects no deductions for fees, expenses or taxes.

AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2001

                                               1 Year       5 Years   10 Years
-------------------------------------------------------------------------------

   STANDARD SHARES

     - Return before taxes                   -10.15%         6.94%      8.34%
     - Return after taxes on distributions   -11.57%         3.59%      5.28%
     - Return after taxes on distributions
         and sales of fund shares             -6.19%         5.30%      6.24%
       S&P Mid-Cap 400                        -0.58%        16.08%     14.98%


----SIDE BAR TEXT----
                                AFTER-TAX RETURN

After-tax   performance  is  computed   two  ways:   "Return   after  taxes  on
distributions" assumes the payment of federal taxes on fund distributions before their reinvestment and "Return after taxes on distributions and sales of fund shares" reflects the additional taxable impact of the realized gain or loss if any, from the sale of fund shares at the end of the holding period. After-tax returns are calculated using the highest individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
----END SIDE BAR TEXT----

(Graphic -- two crossed anchors with a $ in the center)
FEES AND EXPENSES

The table describes the fees and expenses you may pay if you buy and hold shares of the fund.


Annual Fund Operating Expenses(1)                                              Standard Shares
-------------------------------------------------------------------------------------------------
(deducted directly from fund        Management fee                                  0.60%
 assets)                            Distribution and service (12b-1) fees           0.25%
 As a shareholder in the fund       Other expenses(2)                               0.41%
 you do not pay any sales charges, --------------------------------------------------------------
 redemption or exchange fees.       TOTAL OPERATING EXPENSES                        1.26%
                                   --------------------------------------------------------------

(1) Annual fund operating expenses consist of the fund's expenses plus the fund's share of the expenses of the portfolio.
(2) Under an expense offset arrangement, custodian fees are reduced by credits based on the fund's average cash balance. Under SEC reporting requirements, these reductions are not reflected in the above expense ratios. If reflected, ratios would be:

NET OPERATING EXPENSES AFTER CUSTODIAN FEE REDUCTION                                1.25%

EXAMPLE

The following example allows you to compare the cost of investing in the fund to the cost of investing in other mutual funds by showing what your costs may be over time. It uses the same assumptions that other funds use in their prospectuses: $10,000 initial investment, 5% total return for each year, fund operating expenses remain the same for each period and redemption after the end of each period.

Your actual costs may be higher or lower, so use this example for comparison only. Based on these assumptions your costs at the end of each period would be:

                                       1 Year     3 Years    5 Years   10 Years
-------------------------------------------------------------------------------
              Standard Shares           $128       $400       $692      $1,523

-----SIDE BAR TEXT-------
                             Understanding Expenses

Annual fund operating expenses are paid by the fund. As a result, you pay for them indirectly because they reduce the fund's return. Fund expenses include the fund's share of the portfolio's expenses,12b-1 fees, an administration fee and registration fees.

-----END SIDE BAR TEXT-----

WRIGHT MAJOR BLUE CHIP EQUITIES FUND
--------------------------------------------------------------------------------
CUSIP:Standard Shares  98235F305    Ticker Symbol: Standard Shares    WQCEX


(Graphic -- ship's wheel)
OBJECTIVE

The fund seeks total return, consisting of price appreciation plus income.

(Graphic -- compass)
PRINCIPAL INVESTMENT STRATEGIES

The fund invests at least 80% of its net assets in the equity securities of the larger companies (i.e. with a market capitalization of $5 billion or more) on the AWIL. The fund is quality oriented and focuses on the common stocks of high quality, well-established and profitable companies. The fund attempts to outperform the Standard & Poor's 500 Index (S&P 500).


Wright uses quantitative formulas to identify such factors as over/under valuations and compatibility with current market trends. Selected companies are expected to do better over the intermediate term. The market capitalizations of these companies are similar to those companies in the S&P 500. At the end of 2001, the fund's median market capitalization was $41.5 billion.


Typically, the fund will sell a security when Wright's quantitative formulas indicate it is no longer desirable to hold it, it becomes incompatible with current market trends or it no longer is eligible for inclusion in the AWIL. The fund will buy securities to increase positions which are below target values and to acquire new securities.

When the market is unfavorable, the fund's assets may be held in cash or invested in short-term obligations without limit. Although the fund would do this to reduce losses, defensive investments may conflict with and hurt the fund's efforts to achieve its investment objective.

The fund's objective may be changed by the trustees without shareholder approval.

(Graphic -- life preserver)
PRINCIPAL RISKS

Before you invest in any mutual fund, you should understand the risks involved. There are two basic risks prevalent in mutual funds investing in common stocks, such as the fund. They are:

    o MARKET RISK: when the prices of stocks fall, the value of the fund's investments may fall
    o MANAGEMENT RISK: Wright's strategy may not produce the expected results, causing losses.


In addition to normal market and management risk, fund performance will be adversely affected if large capitalization stocks fall out of favor with the market and their returns trail the overall stock market.


The fund cannot eliminate risk or assure achievement of its objective and you may lose money.

(Graphic -- assorted nautical flags)
WHO MAY WANT TO INVEST

This fund may be suitable for investors seeking a common stock investment for total investment return or a core equity portfolio for those investing in several asset classes.

(Graphic -- ship's log)
PAST  PERFORMANCE


The information on the next page shows the performance of the fund's Standard Shares for the ten-year period through December 31, 2001. These returns include reinvestment of all dividends and capital gain distributions, and reflect fund expenses. As with all mutual funds, past performance does not guarantee future results.

The bar chart on the following page illustrates the risk of investing in the fund by showing how volatile the fund's Standard Share performance has been for each full calendar year for the past ten years.

YEAR-BY-YEAR TOTAL RETURN AS OF DECEMBER 31

  40%                                                33.86%
-------------------------------------------------------------------------------------------------------------------
  30%                                                        20.43%
-------------------------------------------------------------------------------------------------------------------
  20%                              28.98%                             23.87%
-------------------------------------------------------------------------------------------------------------------
  10%                                       17.63%
-------------------------------------------------------------------------------------------------------------------
   0%     8.02%    1.00%
-------------------------------------------------------------------------------------------------------------------
(10)%                     -0.73%
-------------------------------------------------------------------------------------------------------------------
(20)%                                                                          -12.49%  -16.87%
-------------------------------------------------------------------------------------------------------------------
          1992    1993     1994     1995     1996     1997    1998     1999     2000     2001

Best quarter:20.97%(4th quarter 1998)   Worst quarter:-5.41%(3rd quarter 2001)


The fund's annual return shown above does not reflect the impact of taxes. The table below shows before- and after-tax performance. The fund's average annual return is compared with that of the S&P 500. The S&P 500, unlike the fund, reflects no deductions for fees, expenses or taxes.

AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2001

                                             1 Year       5 Years      10 Years
-------------------------------------------------------------------------------
  STANDARD SHARES

   -  Return before taxes                      -16.87%       7.75%        9.09%
   -  Return after taxes on distributions      -16.87%       5.39%        5.82%
   -  Return after taxes on distributions
       and sales of fund shares                -10.28%       5.55%        6.08%
      S&P 500                                  -11.83%      10.69%       12.91%


----SIDE BAR TEXT----
                                AFTER-TAX RETURN

After-tax   performance  is  computed   two  ways:   "Return   after  taxes  on
distributions" assumes the payment of federal taxes on fund distributions before their reinvestment and "Return after taxes on distributions and sales of fund shares" reflects the additional taxable impact of the realized gain or loss if any, from the sale of fund shares at the end of the holding period. After-tax returns are calculated using the highest individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

----END SIDE BAR TEXT----

(Graphic -- two crossed anchors with a $ in the center)
FEES AND EXPENSES

The table describes the fees and expenses you may pay if you buy and hold shares of the fund.

ANNUAL FUND OPERATING EXPENSES                       STANDARD SHARES
------------------------------------------------------------------------------
(deductly directly from fund assets)

As a shareholder in           Management fee             0.60%
the fund, you do not          Distribution and
pay any sales charges,        service (12b-1) fees       0.25%
redemption or exchange        Other Expenses             0.28%
fees.                        -------------------------------------------------
                             Total Operating Expenses    1.13%




EXAMPLE

The following example allows you to compare the cost of investing in the fund to the cost of investing in other mutual funds by showing what your costs may be over time. It uses the same assumptions that other funds use in their prospectuses: $10,000 initial investment, 5% total return for each year, fund operating expenses remain the same for each period and redemption after the end of each period.

Your actual costs may be higher or lower, so use this example for comparison only. Based on these assumptions your costs at the end of each period would be:

                            1 Year     3 Years    5 Years   10 Year
-------------------------------------------------------------------------------
   Standard Shares           $115       $359       $622      $1,375


-----SIDE BAR TEXT-----
                             Understanding Expenses

Annual fund operating expenses are paid by the fund. As a result, you pay for them indirectly because they reduce the fund's return. Fund expenses include management fees,12b-1 fees and administrative costs, such as shareholder recordkeeping and reports, custodian and pricing services, and registration fees.
-----END SIDE BAR TEXT-----

WRIGHT INTERNATIONAL BLUE CHIP EQUITIES FUND
--------------------------------------------------------------------------------
CUSIP:Standard Shares  98235F404       Ticker Symbol: Standard Shares  WIBCX
 Institutional Shares  98235F867       Institutional Shares  WIBIY (Unofficial)

(Graphic -- ship's wheel)
OBJECTIVE

The fund seeks total return consisting of price appreciation plus income. The fund invests all of its assets in International Blue Chip Equities Portfolio, which has the same objectives and policies as the fund.

(Graphic -- compass)
PRINCIPAL INVESTMENT STRATEGIES

The portfolio invests at least 80% of its net assets in the equity securities of well-established non-U.S. companies on the International Approved Wright Investment List (IAWIL). Wright focuses on individual stock selection and also considers which country or industry will perform best.

Wright systematically reviews about 14,000 non-U.S. companies from more than 50 countries contained in the Worldscope(R) database to identify those which meet minimum standards for fiduciary investment. These companies must have at least five years of audited records and show a record of profitability over the last three years.


Wright selects well-established and profitable non-U.S. companies of any size that qualifies for trading on the securities market of the company's home country, on other foreign exchanges or in the U.S. through American Depositary Receipts (ADRs). ADRs represent interests in an underlying security. Companies may or may not currently pay dividends on their shares.


Typically, individual securities which no longer meet the standard for the IAWIL or Wright's investment criteria are sold.

When the market is unfavorable, the portfolio's assets may be held in cash or invested in short-term obligations without limit. Although the portfolio would do this to reduce losses, defensive investments may conflict with and hurt the fund's efforts to achieve its investment objective.

The fund's objective may be changed by the trustees without shareholder approval.

(Graphic -- life preserver)
PRINCIPAL RISKS

Before you invest in any mutual fund, you should understand the risks involved. There are two basic risks prevalent in mutual funds investing in common stocks, such as the fund. They are:

    o MARKET RISK: when the prices of stocks fall, the value of the fund's investments may fall
    o Management risk: Wright's strategy may not produce the expected results, causing losses.

In addition to market and management risks, the fund is subject to additional risks in connection with investing in foreign securities. These include: currency risk (changes in foreign currency rates reducing the value of the fund's assets), seizure, expropriation or nationalization of a company's assets, less publicly available information, and the impact of political, social or diplomatic events. If an ADR is not sponsored by the issuer of the underlying security, there may be reduced access to information about the issuer.


The fund cannot eliminate risk or assure achievement of its objective and you may lose money.

(Graphic -- assorted nautical flags)
WHO MAY WANT TO INVEST

The fund may be suitable for investors seeking a diversified portfolio of quality non-U.S. equities offering ownership in some of the leading companies throughout the world and who are not adverse to the risks associated with international investing. Also, because foreign stock prices may not move in concert with U.S. market prices, the fund may be a useful way to diversify your investments.

(Graphic -- ship's log)
PAST  PERFORMANCE


The information in the table on the next page shows the performance of the fund's Standard Shares for the periods indicated through December 31, 2001 and its Institutional Shares since their inception on July 6, 1997. These returns include reinvestment of all dividends and capital gain distributions, and reflect fund expenses. As with all mutual funds, past performance does not guarantee future results.


The bar chart illustrates the risk of investing in the fund by showing how volatile the fund's Standard Share performance has been by illustrating the differences for each full calendar year for the past ten years.

YEAR-BY-YEAR TOTAL RETURN AS OF DECEMBER 31

  30%                                                                34.26%
----------------------------------------------------------------------------------------------------------
  20%             28.22%                   20.73%
----------------------------------------------------------------------------------------------------------
  10%                              13.61%
----------------------------------------------------------------------------------------------------------
   0%                                                1.54%  6.14%
----------------------------------------------------------------------------------------------------------
(10)%   -3.94%            -1.64%
----------------------------------------------------------------------------------------------------------
(20)%                                                                          -17.58%
----------------------------------------------------------------------------------------------------------
(30)%                                                                                   -24.18%
----------------------------------------------------------------------------------------------------------
          1992    1993     1994     1995     1996     1997    1998     1999     2000     2001

Best quarter:16.59%(4th quarter 1999)  Worst quarter:-17.39%(1st quarter 2001)

The fund's annual return shown above does not reflect the impact of taxes. The table below shows before- and after-tax performance. The fund's average annual return is compared with that of the MSCI Developed World ex U.S. Index. While the fund does not seek to match the returns of this index, this unmanaged index is a good indicator of foreign stock market performance. The MSCI Developed World ex U.S. Index, unlike the fund, reflects no deductions for fees, expenses, or taxes. Prior to March, 2002 the benchmark for this fund was the FT/S&P Actuaries World ex U.S. Index, which has now been revamped to include all markets covered by FTSE which includes many emerging markets. The fund has determined that the MSCI Developed World ex U.S. Index is now a more appropriate benchmark.

AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2001

                                                 1 Yr   5 Yrs  10 Yrs                                   1 Yr   Life of the Class(1)
-----------------------------------------------------------------------------------------------------------------------------------
   STANDARD SHARES                                                        INSTITUTIONAL SHARES              (inception date 7/6/97)
     -  Return before taxes                   -24.18%  -1.99%   4.16%        -  Return before taxes                 -24.06%  -3.38%
     -  Return after taxes on distributions   -24.18%  -3.08%   3.27%        -  Return after taxes on distributions -24.06%  -5.49%
     -  Return after taxes on distributions                                  -  Return after taxes on distributions
         and sales of fund shares             -14.72% -1.47%   3.38%             and sales of fund shares           -14.65%  -2.52%
    FT/S&P Actuaries World ex U.S. Index      -19.91%  1.26%   4.55%     FT/S&P Actuaries World ex U.S. Index       -19.91%  -1.39%
      MSCI Developed World ex U.S. Index      -21.40%  1.13%   4.60%      MSCI Developed World ex U.S. Index        -21.40%  -1.50%
----------------------------------------------------------------------------------------------------------------------------------
(1)The  investment  results  of Funds with less than 10 years are shown from the first  month-end  since  the  Fund's  inception  for  comparison  with  other averages.

----SIDE BAR TEXT----
                                AFTER-TAX RETURN

After-tax   performance  is  computed   two  ways:   "Return   after  taxes  on
distributions" assumes the payment of federal taxes on fund distributions before their reinvestment and "Return after taxes on distributions and sales of fund shares" reflects the additional taxable impact of the realized gain or loss if any, from the sale of fund shares at the end of the holding period. After-tax returns are calculated using the highest individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
----END SIDE BAR TEXT----

(Graphic -- two crossed anchors with a $ in the center)
FEES AND EXPENSES

The table describes the fees and expenses you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES*
-------------------------------------------------------------------------------
(paid directly from  Maximum redemption fee
 your investment)   (% of redemption proceeds)   2.00%
------------------------------------------------------------------------------
* A redemtion fee applies if you redeem your shares within three months of purchase.
                                                Standard          Institutional
ANNUAL FUND OPERATING EXPENSES(1)                 Shares              Shares
-------------------------------------------------------------------------------
(deductly directly from fund assets)

As a shareholder in            Management fee      0.80%             0.80%
the fund, you do not          Distribution and
pay any sales charges        service (12b-1) fees  0.25%              none
or exchange fees.             Other Expenses       0.51%             0.63%
                        -----------------------------------------------------
                        TOTAL OPERATING EXPENSES   1.56%             1.43%
-------------------------------------------------------------------------------
(1)Annual fund operating expenses consist of the fund's expenses plus the fund's share of the expenses of the portfolio.



EXAMPLE

The following example allows you to compare the cost of investing in the fund to the cost of investing in other mutual funds by showing what your costs may be over time. It uses the same assumptions that other funds use in their prospectuses: $10,000 initial investment, 5% total return for each year, fund operating expenses remain the same for each period and redemption after the end of each period.

Your actual costs may be higher or lower, so use this example for comparison only. Based on these assumptions your costs at the end of each period would be:

                                      1 Year    3 Years  5 Years   10 Years
-------------------------------------------------------------------------------
              Standard Shares          $159      $493     $850      $1,856
              Institutional Shares     $146      $452     $782      $1,713


-----SIDE BAR TEXT-----
                             Understanding Expenses

Annual fund operating expenses are paid by the fund. As a result, you pay for them indirectly because they reduce the fund's return. Fund expenses include the fund's share of the portfolio's expenses,12b-1 fees, an administration fee and registration fees.

-----END SIDE BAR TEXT-----

WRIGHT U.S. GOVERNMENT INTERMEDIATE FUND
-------------------------------------------------------------------------------
CUSIP: Standard Shares   982349102     Ticker Symbol:  Standard Shares   WGOBX

(Graphic -- ship's wheel)
OBJECTIVE


The fund seeks a high total return with an emphasis on income. The fund invests all of its assets in U.S. Government Intermediate Portfolio, which has the same objectives and policies as the fund.


(Graphic -- compass)
PRINCIPAL  INVESTMENT  STRATEGIES
The portfolio invests at least 80% of its total assets in U.S. government obligations and maintains an average weighted maturity of from two to six years depending on the economic outlook and expected trend of interest rates. The portfolio will not invest in derivatives. U.S. government obligations include:

    o direct obligations of the U.S. government, such as U.S. Treasury bills, notes and bonds
    o obligations of U.S. government agencies secured by the full faith and credit of the U.S. Treasury, such as securities, including pass-through securities, of the Government National Mortgage Association or securitie of the Export-Import Bank
    o obligations secured by the right to borrow from the U.S.Treasury, such as securities by the Federal Financing Bank or the Student Loan Marketing Association
    o obligations backed only by the credit of a government agency such as the Federal Home Loan Bank, Fannie Mae (Federal National Mortgage Association) and Freddie Mac (Federal Home Loan Mortgage Corporation).


Wright allocates assets based on its view of the economic outlook and expected trend in short-term interest rates. For example, the fund may invest more heavily in shorter term securities when it expects an increase in interest rates. In buying and selling securities for the portfolio, Wright analyzes a security's structural features, current price compared with its estimated value and the credit quality of its issuer. The portfolio's average maturity as of December 31, 2001, was 9.8 years and its duration was 5.8 years.


When the market is unfavorable, the portfolio's assets may be held in cash or invested in short-term obligations without limit. Although the portfolio would do this to reduce losses, defensive investments may conflict with and hurt the fund's efforts to achieve its investment objective.


The fund's objective may be changed by the trustees without shareholder approval.


(Graphic -- life preserver)
PRINCIPAL RISKS

The general risks of bond funds are credit and interest rate risks. Because the portfolio invests in U.S. government obligations, credit risk is less than other types of bonds. However, this does not protect the portfolio against interest rate risk or guarantee the value of the fund's shares. The fund's income may decline during times of falling interest rates. Also, mortgage-related securities (such as Ginnie Maes) are subject to prepayment and extension risks during times of falling or rising interest rates. These risks are defined to mean:

    o Credit or default risk: An issuer's credit rating may be downgraded or the issuer may be unable to pay principal and interest obligations.

    o Interest rate risk: Bond prices fall when interest rates rise and vice versa. The longer the maturity of the bonds, the greater the potential change in price.

    o Prepayment risk: When interest rates decline, the issuer of a security may exercise an option to prepay the principal. This forces the portfolio to reinvest in lower yielding securities.

    o Extension risk: When interest rates rise, the life of a mortgage-related security is extended beyond the expected prepayment time, reducing the value of the security.

The fund cannot eliminate risk or assure achievement of its objective and you may lose money.

-----SIDE BAR TEXT-----
                             Understanding Duration

Duration measures how quickly the principal and interest of a bond is expected to be paid. It is also used to predict how much a bond's value will rise or fall in response to small changes in interest rates. Generally, the shorter a fund's duration is, the less its securities will decline in value when there is an increase in interest rates.

-----END SIDE BAR TEXT-----

(Graphic -- assorted nautical flags)
WHO MAY WANT TO INVEST

You may be interested in the fund if you are looking for a higher level of income than a short-term U.S. Government bond fund.

(Graphic -- ship's log)
PAST  PERFORMANCE


The information below shows performance of the ten-year period through December 31, 2001. From September 1995 to April 2002, the fund limited its investments to U.S. Treasury issues.. These returns include reinvestment of all dividends and capital gain distributions, and reflect fund expenses. As with all mutual funds, past performance does not guarantee future results. The bar chart illustrates the risk of investing in the fund by showing how volatile the fund's performance has been for each full calendar year for the past ten years.

YEAR-BY-YEAR TOTAL RETURN AS OF DECEMBER 31

  30%
---------------------------------------------------------------------------------------------------------------
  20%                                28.18%
---------------------------------------------------------------------------------------------------------------
  10%              15.90%                                                        12.61%
---------------------------------------------------------------------------------------------------------------
   0%       7.07%                                      9.08%   9.95%                       5.39%
---------------------------------------------------------------------------------------------------------------
(10)%                        -8.62%            -1.26%                    -3.97%
---------------------------------------------------------------------------------------------------------------
            1992    1993     1994     1995     1996     1997    1998     1999     2000     2001

Best quarter:8.63%(2nd quarter 1995) Worst quarter:-7.73%(1st quarter 1994)

The fund's annual return shown above does not reflect the impact of taxes. The table below shows before- and after-tax performance. The fund's average annual return is compared with that of the Lehman U.S. Government Intermediate Bond Index. While the fund does not seek to match the returns of the index, this unmanaged index is a good indicator of the performance of the U.S. government bond market. The Indices, unlike funds, reflect no deductions for fee, expenses, or taxes.

AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2001

                                                                  1 Year     5 Years     10 Years

------------------------------------------------------------------------------------------------------------------------
         Standard Shares
           -  Return before taxes                                    5.39%      6.45%      6.97%
           -  Return after taxes on distributions                    3.02%      4.06%      4.45%
           -  Return after taxes on distributions
              and sales of fund shares                               3.37%      4.03%      4.40%
         Lehman U.S. Government Intermediate Bond Index              8.42%      7.06%      6.65%
         Lehman U.S. Treasury Bond Index                             6.75%      7.32%      7.09%


----SIDE BAR TEXT----
                                AFTER-TAX RETURN

After-tax   performance  is  computed   two  ways:   "Return   after  taxes  on
distributions" assumes the payment of federal taxes on fund distributions before their reinvestment and "Return after taxes on distributions and sales of fund shares" reflects the additional taxable impact of the realized gain or loss if any, from the sale of fund shares at the end of the holding period. After-tax returns are calculated using the highest individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

----END SIDE BAR TEXT

(Graphic -- two crossed anchors with a $ in the center)
FEES AND EXPENSES

The table describes the fees and expenses you may pay if you buy and hold shares of the fund.

ANNUAL FUND OPERATING EXPENSES(1)                      Standard  Shares
-------------------------------------------------------------------------------
(deductly directly from fund assets)

As a shareholder in            Management fee              0.45%
the fund, you do not          Distribution and
pay any sales charges,       service (12b-1) fees          0.25%
redemption or exchange        Other Expenses               1.14%
fees.                        -------------------------------------------------
                             Total Operating Expenses      1.26%
                             Expense Reimbursement(2)     (0.82%)
                            --------------------------------------------------
                             NET OPERATING EXPENSES(3)     1.02%

(1)Annual fund operating expenses consist of the fund's expenses plus the fund's share of the expenses of the portfolio.
(2)Under a written agreement, Wright waives a portion of its advisory fee and assumes operating expenses to the extent necessary to limit expense ratios to 0.95%.
(3)Under an expense offset arrangement, custodian fees are reduced by credits based on the fund's average daily cash balance. Under SEC reporting requirements, these reductions are not reflected in the net operating ratio above. If reflected, the ratio would be:

  NET OPERATING EXPENSES AFTER CUSTODIAN FEE REDUCTIONS    0.95%


EXAMPLE

The following example allows you to compare the cost of investing in the fund to the cost of investing in other mutual funds by showing what your costs may be over time. It uses the same assumptions that other funds use in their prospectuses: $10,000 initial investment, 5% total return for each year, fund operating expenses remain the same for each period and redemption after the end of each period.

Your actual costs may be higher or lower, so use this example for comparison only. Based on these assumptions your costs at the end of each period would be:

                                 1 Year     3 Years    5 Years   10 Years
-------------------------------------------------------------------------
        Standard Shares          $104        $325       $563     $1,248


-----SIDE BAR TEXT-----

                             Understanding Expenses

Annual fund operating expenses are paid by the fund. As a result, you pay for them indirectly because they reduce the fund's return. Fund expenses include the fund's share of the portfolio's expenses,12b-1 fees, an administration fee and registration fees.

-----END SIDE BAR TEXT-----

WRIGHT U.S. GOVERNMENT NEAR TERM FUND
--------------------------------------------------------------------------------
CUSIP Standard Shares    982349201       Ticker Symbol: Standard Shares   WNTBX

(Graphic -- ship's wheel)
OBJECTIVE

The fund seeks a high level of income, which is normally above that available from short-term money market instruments or funds. The fund invests all of its assets in U.S. Government Near Term Portfolio, which has the same objectives and policies as the fund.

(Graphic -- compass)
PRINCIPAL  INVESTMENT  STRATEGIES

The portfolio invests at least 80% of its total assets in U.S. government obligations and maintains an average weighted maturity of between one and three years. These include:

    o direct obligations of the U.S. government, such as U.S. Treasury bills, notes and bonds
    o obligations of U.S. government agencies secured by the full faith and credit of the U.S. Treasury, such as securities, including pass-through securities, of the Government National Mortgage Association or securities of the Export-Import Bank
    o obligations secured by the right to borrow from the U.S. Treasury,such as securities by the Federal Financing Bank or the Student Loan Marketing Association
    o obligations backed only by the credit of a government agency such as the Federal Home Loan Bank, Fannie Mae (Federal National Mortgage Association) and Freddie Mac (Federal Home Loan Mortgage Corporation).


Wright allocates assets among different market sectors and maturities based on its view of the economic outlook and expected trend in short-term interest rates. For example, the fund may invest more heavily in shorter term securities when it expects an increase in interest rates. In buying and selling securities for the portfolio, Wright analyzes a security's structural features, current price compared with its estimated value and the credit quality of its issuer. The portfolio's average maturity as of December 31, 2001, was 2.1 years and its duration was 1.9 years.


When the market is unfavorable, the portfolio's assets may be held in cash or invested in short-term obligations without limit. Although the portfolio would do this to reduce losses, defensive investments may conflict with and hurt the fund's efforts to achieve its investment objective.

The fund's objective may be changed by the trustees without shareholder approval.

(Graphic -- life preserver)
PRINCIPAL RISKS

The general risks of bond funds are credit and interest rate risks. Because the portfolio invests in U.S. government obligations, credit risk is less than other types of bonds. However, this does not protect the portfolio against interest rate risk or guarantee the value of the fund's shares. The fund's income may decline during times of falling interest rates. Also, mortgage-related securities (such as Ginnie Maes) are subject to prepayment and extension risks during times of falling or rising interest rates. These risks are defined to mean:

    o Credit or default risk: An issuer's credit rating may be downgraded or the issuer may be unable to pay principal and interest obligations.

    o Interest rate risk: Bond prices fall when interest rates rise and vice versa. The longer the maturity of the bonds, the greater the potential change in price.

    o Prepayment risk: When interest rates decline, the issuer of a security may exercise an option to prepay the principal. This forces the portfolio to reinvest in lower yielding securities.

    o Extension risk: When interest rates rise, the life of a mortgage-related security is extended beyond the expected prepayment time, reducing the value of the security.

The fund cannot eliminate risk or assure achievement of its objective and you may lose money.

-----SIDE BAR TEXT-----
                             Understanding Duration

Duration measures how quickly the principal and interest of a bond is expected to be paid. It is also used to predict how much a bond's value will rise and fall in response to small changes in interest rates. Generally, the shorter a fund's duration is, the less its securities will decline in value when there is an increase in interest rates.

-----END SIDE BAR TEXT-----

(Graphic -- assorted nautical flags)
WHO MAY WANT TO INVEST


You may be interested in the fund if you seek a higher level of income than is available from money market instruments and can accept greater fluctuation in principal. Also, the fund may be suitable if you seek a total return alternative to a money market investment.

(Graphic -- ship's log)
PAST PERFORMANCE


The information below shows the fund's performance of its Standard Shares for the ten-year period through December 31, 2001. These returns include reinvestment of all dividends and capital gain distributions, and reflect fund expenses. As with all mutual funds, past performance does not guarantee future results.

The bar chart illustrates the risk of investing in the fund by showing how volatile the fund's performance has been for each full calendar year for the past ten years.

YEAR-BY-YEAR TOTAL RETURN AS OF DECEMBER 31

  20%
------------------------------------------------------------------------------------------------------------------
  10%                                 11.93%
------------------------------------------------------------------------------------------------------------------
  0%        6.26%   7.95%                      3.94%    5.93%   5.98%   1.91%    6.94%    6.82%
------------------------------------------------------------------------------------------------------------------
 (10)%                      -3.09%
------------------------------------------------------------------------------------------------------------------
            1992    1993     1994     1995     1996     1997    1998     1999     2000     2001
Best quarter:4.20%(3nd quarter 1992) Worst quarter:-2.60%(1st quarter 1994)

The fund's annual return shown above does not reflect the impact of taxes. The table below shows before- and after-tax performance. The fund's average annual return is compared with that of the Lehman Short (1-3 years) Government Bond Index. While the fund does not seek to match the returns of the Lehman Short Government Bond Index, this unmanaged index is a good indicator of the performance of the U.S. government bond market. The Lehman Short Government Bond Index, unlike the fund, reflects no deductions for fees, expenses, or taxes.

AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2001

                                                        1 Year 5 Years 10 Years
-------------------------------------------------------------------------------
   Standard Shares

     - Return before taxes                               6.82%   5.50%    5.39%
     - Return after taxes on distributions               4.94%   3.33%    3.11%
     - Return after taxes on distributions
       and sales of fund shares                          4.12%   3.31%    3.11%
   Lehman Government 1-3 Year                            8.53%   8.64%    6.10%


----SIDE BAR TEXT----
                                AFTER-TAX RETURN

After-tax   performance  is  computed   two  ways:   "Return   after  taxes  on
distributions" assumes the payment of federal taxes on fund distributions before their reinvestment and "Return after taxes on distributions and sales of fund shares" reflects the additional taxable impact of the realized gain or loss if any, from the sale of fund shares at the end of the holding period. After-tax returns are calculated using the highest individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

----END SIDE BAR TEXT

(Graphic -- two crossed anchors with a $ in the center)
FEES AND EXPENSES

The table describes the fees and expenses you may pay if you buy and hold shares of the fund.

ANNUAL FUND OPERATING EXPENSES(1)                       Standard  Shares
-------------------------------------------------------------------------
(deductly directly from fund assets)

As a shareholder in               Management fee              0.45%
the fund, you do not              Distribution and
pay any sales charges,            service (12b-1) fees        0.25%
redemption or exchange            Other Expenses              0.52%
fees.                        ---------------------------------------------
                             Total Operating Expenses         1.22%
                             Expense Reimbursement(2)        (0.25%)
                             ---------------------------------------------
                             NET OPERATING EXPENSES(3)        0.97%

(1)Annual fund operating expenses consist of the fund's expenses plus the fund's share of the expenses of the portfolio.
(2)Under a written agreement, Wright waives a portion of its advisory fee and assumes operating expenses to the extent necessary to limit expense ratios to 0.95%.
(3)Under an expense offset arrangement, custodian fees are reduced by credits based on the fund's average daily cash balance. Under SEC reporting requirements, these reductions are not reflected in the net operating ratio above. If reflected, the ratio would be:

NET OPERATING EXPENSES AFTER CUSTODIAN FEE REDUCTIONS           0.95%



EXAMPLE

The following example allows you to compare the cost of investing in the fund to the cost of investing in other mutual funds by showing what your costs may be over time. It uses the same assumptions that other funds use in their prospectuses: $10,000 initial investment, 5% total return for each year, fund operating expenses remain the same for each period and redemption after the end of each period.

Your actual costs may be higher or lower, so use this example for comparison only. Based on these assumptions your costs at the end of each period would be:

                                   1 Year     3 Years    5 Years   10 Years
-------------------------------------------------------------------------------
          Standard Shares            $99       $309       $536     $1,190


-----SIDE BAR TEXT-----
                             Understanding Expenses

Annual fund operating expenses are paid by the fund. As a result, you pay for them indirectly because they reduce the fund's return. Fund expenses include the fund's share of the portfolio's expenses,12b-1 fees, an administration fee and registration fees.

-----END SIDE BAR TEXT-----

WRIGHT TOTAL RETURN BOND FUND
-------------------------------------------------------------------------------
CUSIP:Standard Shares  982349300       Ticker Symbol:  Standard Shares   WTRBX

(Graphic -- ship's wheel)
OBJECTIVE

The fund seeks a superior rate of total return, consisting of a high level of income plus price appreciation.

(Graphic -- compass)
PRINCIPAL INVESTMENT STRATEGIES

The fund invests at least 80% of its total assets in U.S. government and investment grade (rated "BBB" or higher) corporate debt securities. These securities must also meet the Wright Quality Rating Standards. Investment selections differ depending on the trend in interest rates. The fund looks for securities that in Wright's judgment will produce the best total return.

Wright allocates assets among different market sectors (such as U.S. Treasury securities, U.S. government agency securities and corporate bonds) with different maturities based on its view of the relative value of each sector or maturity.


There are no limits on the minimum or maximum weighted average maturity of the fund's portfolio or an individual security. The average weighted maturity will vary from one to 30 years depending on the economic outlook and expected trend in interest rates. As of December 31, 2001, the fund's average maturity was 7.8 years and its duration was 4.8 years. The fund attempts to outperform the Lehman U.S. Aggregate Bond Index.


Generally, the fund will sell an individual security if its rating is downgraded below "BBB" by the major rating services such as Moody's or Standard and Poor's. When the market is unfavorable, the fund's assets may be held in cash or invested in short-term obligations without limit. Although the fund would do this to reduce losses, defensive investments may conflict with and hurt the fund's efforts to achieve its investment objective.

The fund's objective may be changed by the trustees without shareholder approval.

(Graphic -- life preserver)
PRINCIPAL RISKS

The general risks of bond funds are credit and interest rate risks. The fund's risk profile will vary, depending on the mix of its assets. The fund reduces credit risk by investing in U.S. government obligations and investment grade or higher corporate bonds. However, this does not protect the fund against interest rate risk. Interest rate risk is greater for long-term debt securities than for short-term debt securities. These risks are defined to mean:

    o Interest rate risk: Bond prices fall when interest rates rise and vice versa. The longer the maturity of the bonds, the greater the potential change in price.

    o Credit or default risk: An issuer's credit rating may be downgraded or the issuer may be unable to pay principal and interest obligations.

    o Prepayment risk: When interest rates decline, the issuer of a security may exercise an option to prepay the principal. This forces the fund to reinvest in lower yielding securities. Corporate bonds may have a "call" feature which gives the issuer the right to redeem outstanding bonds before their scheduled maturity.

    o Extension risk: When interest rates rise, the life of a mortgage-related security is extended beyond the expected prepayment time, reducing the value of the security.

Also, the fund's income may decline during times of falling interest rates. The fund cannot eliminate risk or assure achievement of its objective and you may lose money.

-----SIDE BAR TEXT-----

                           Understanding Duration

Duration measures how quickly the principal and interest of a bond is expected to be paid. It is also used to predict how much a bond's value will rise and fall in response to small changes in interest rates. Generally, the shorter a fund's duration is, the less its securities will decline in value when there is an increase in interest rates.

-----END SIDE BAR TEXT-----

(Graphic -- assorted nautical flags)
WHO MAY WANT TO INVEST

You may be interested in the fund if you seek a level of income consistent with total return by investing in intermediate and longer term debt and can accept price fluctuations.

(Graphic -- ship's log)
PAST PERFORMANCE


The information on the following page shows the fund's performance of its Standard Shares for the ten-year period through December 31, 2001. These returns include reinvestment of all dividends and capital gain distributions, and reflect fund expenses. As with all mutual funds, past performance does not guarantee future results.

The bar chart illustrates the risk of investing in the fund by showing how volatile the fund's performance has been for each full calendar year for the past ten years.

YEAR-BY-YEAR TOTAL RETURN AS OF DECEMBER 31

  30%
----------------------------------------------------------------------------------------------------------
  20%                              21.97%
----------------------------------------------------------------------------------------------------------
  10%             11.03%                                                        10.62%
----------------------------------------------------------------------------------------------------------
   0%    7.13%                               0.90%   9.25%    9.56%                       4.96%
----------------------------------------------------------------------------------------------------------
(10)%                     -6.55%                                      -3.91%
----------------------------------------------------------------------------------------------------------
 20)%
----------------------------------------------------------------------------------------------------------
          1992    1993     1994     1995     1996     1997    1998     1999      2000     2001
Best quarter:7.69%(2nd quarter 1995) Worst quarter:-4.76%(1st quarter 1994)

The fund's annual return shown above does not reflect the impact of taxes. The table below shows before- and after-tax performance. The fund's average annual return is compared with that of the Lehman U.S. Aggregate Bond Index. The Lehman U.S. Aggregate Bond Index, unlike the fund, reflects no deductions for fees, expenses, or taxes.

AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2001

                                                 1 Year     5 Years    10 Years
-------------------------------------------------------------------------------
     Standard Shares

      -  Return before taxes                        4.96%      5.95%      6.21%
      -  Return after taxes on distributions        2.74%      3.64%      3.80%
      -  Return after taxes on distributions
         and sales of fund shares                   3.01%      3.63%      3.80%
     Lehman Aggregate Bond Index                    8.44%      7.43%      7.23%

----SIDE BAR TEXT----
                                AFTER-TAX RETURN

After-tax   performance  is  computed   two  ways:   "Return   after  taxes  on
distributions" assumes the payment of federal taxes on fund distributions before their reinvestment and "Return after taxes on distributions and sales of fund shares" reflects the additional taxable impact of the realized gain or loss if any, from the sale of fund shares at the end of the holding period. After-tax returns are calculated using the highest individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

----END SIDE BAR TEXT


(Graphic -- two crossed anchors with a $ in the center)
FEES AND EXPENSES

The table describes the fees and expenses you may pay if you buy and hold shares of the fund.

ANNUAL FUND OPERATING EXPENSES                           Standard Shares
-----------------------------------------------------------------------------
(deductly directly from fund assets)

As a shareholder in            Management fee               0.45%
the fund, you do not           Distribution and
pay any sales charges,         service (12b-1) fees         0.25%
redemption or exchange         Other Expenses               0.32%
fees.                        -------------------------------------------------
                               Total Operating Expenses     1.02%
                               Expense Reimbursement(1)    (0.06%)
                             -------------------------------------------------
                               NET OPERATING EXPENSES(2)    0.96%
-------------------------------------------------------------------------------

(1) Under a written agreement, Wright waives a portion of its advisory fee and/ or distribution fees and assumes operating expenses to the extent necessary to limit expense ratios to 0.95%.

(2)Under an expense offset arrangement, custodian fees are reduced by credits based on the fund's daily average cash balance.Under SEC reporting requirements, these reductions are not reflected in the above expense ratios. If reflected ratios would be:

NET OPERATING EXPENSES AFTER CUSTODIAN FEE REDUCTION        0.95%


EXAMPLE

The following example allows you to compare the cost of investing in the fund to the cost of investing in other mutual funds by showing what your costs may be over time. It uses the same assumptions that other funds use in their prospectuses: $10,000 initial investment, 5% total return for each year, fund operating expenses remain the same for each period and redemption after the end of each period.

Your actual costs may be higher or lower, so use this example for comparison only. Based on these assumptions your costs at the end of each period would be:

                                     1 Year     3 Years    5 Years   10 Years
-------------------------------------------------------------------------------
              Standard Shares          $98       $306       $531      $1,178


-----SIDE BAR TEXT-----

                             Understanding Expenses

Annual fund operating expenses are paid by the fund. As a result, you pay for them indirectly because they reduce the fund's return. Fund expenses include management fees,12b-1 fees and administrative costs, such as shareholder recordkeeping and reports, custodian and pricing services, and registration fees.

-----END SIDE BAR TEXT-----

WRIGHT CURRENT INCOME FUND
-------------------------------------------------------------------------------
CUSIP: Standard Shares 982349607   Ticker Symbol:  Standard Shares      WCIFX
  Institutional Shares 982349870         Institutional Shares WCIIY (Unofficial)

(Graphic -- ship's wheel)
OBJECTIVE

The fund seeks a high level of current income consistent with moderate fluctuations of principal. The fund invests all of its assets in Current Income Portfolio, which has the same objectives and policies as the fund.

(Graphic -- compass)
PRINCIPAL INVESTMENT  STRATEGIES

 The portfolio invests at least 80% of its total assets in debt obligations issued or guaranteed by the U.S. government or any of its agencies or backed only by the credit of a federal agency such as the Federal Home Loan Bank, Fannie Mae (Federal National Mortgage Association) and the Federal Home Loan Mortgage Corporation (Freddie Mac), and corporate debt securities. Since inception, the portfolio has invested mostly in Ginnie Mae (Government National Mortgage Association) mortgage-related securities, but may be expected to invest in Fannie Maes and Freddie Macs in the future.

The portfolio maintains an average weighted maturity of less than 30 years. Corporate debt securities include commercial paper and other short-term instruments rated A-1 by Standard & Poor's Ratings Group or P-1 by Moody's Investors Service, Inc. THE PORTFOLIO DOES NOT INVEST IN THE RESIDUAL CLASSES OF COLLATERALIZED MORTGAGE OBLIGATIONS, STRIPPED MORTGAGE-RELATED SECURITIES, LEVERAGED FLOATING RATE INSTRUMENTS OR INDEXED SECURITIES. The portfolio reinvests all principal payments. When the market is unfavorable, the portfolio's assets may be held in cash or invested in short-term obligations without limit. Although the portfolio would do this to reduce losses, defensive investments may conflict with and hurt the fund's efforts to achieve its investment objective.

The fund's objective may be changed by the trustees without shareholder approval.


(Graphic -- life preserver)
PRINCIPAL RISKS


The general risks of bond funds are credit and interest rate risks. Credit risk is minimal to the extent the portfolio concentrates in mortgage-related securities whose timely payment of interest and principal is guaranteed by the U.S. government. However, this does not protect the portfolio against interest rate risk or guarantee the value of the fund's shares. Securities based on underlying loans are generally subject to prepayments and extension risks. These risks are defined to mean:


    o Interest rate risk: Bond prices fall when interest rates rise and vice versa. The longer the maturity of the bonds, the greater the potential change in price.

    o Credit or default risk: An issuer's credit rating may be downgraded or the issuer may be unable to pay principal and interest obligations.

    o Prepayment risk: When interest rates decline, the issuer of a security may exercise an option to prepay the principal. This forces the portfolio to reinvest in lower yielding securities.

    o Extension risk: When interest rates rise, the life of a mortgage-related security is extended beyond the expected prepayment time, reducing the value of the security.

The fund cannot eliminate risk or assure achievement of its objective and you may lose money.

(Graphic -- assorted nautical flags)
WHO MAY WANT TO INVEST

You may want to invest in the fund if you are seeking a high level of income over a long period of time. The fund is designed for investors who want to receive the kind of income that mortgage-related securities provide, but do not want to bother with the receipt or reinvestment of principal payments.

(Graphic -- ship's log)
PAST PERFORMANCE


The information in the table on the next page shows the fund's performance of its Standard Shares for the ten-year period through December 31, 2001 and its Institutional Shares since their inception on July 7, 1997. These returns include reinvestment of all dividends and capital gain distributions, and reflect fund expenses. As with all mutual funds, past performance does not guarantee future results.

The bar chart illustrates the risk of investing in the fund by showing how volatile the fund's performance has been for each full calendar year for the past ten years.

YEAR-BY-YEAR TOTAL RETURN AS OF DECEMBER 31

  30%
---------------------------------------------------------------------------------------------------------------
  20%
---------------------------------------------------------------------------------------------------------------
  10%                            14.46%                                     10.31%
---------------------------------------------------------------------------------------------------------------
   0%   6.73%   6.59%                      4.35%   8.56%    6.51%   0.52%            7.18%
---------------------------------------------------------------------------------------------------------------
(10)%                    -3.28%
---------------------------------------------------------------------------------------------------------------
(20)%
---------------------------------------------------------------------------------------------------------------
        1992    1993     1994     1995     1996     1997    1998     1999     2000     2001
Best quarter:5.61%(2nd quarter 1995) Worst quarter:-3.21%(1st quarter 1994)

The fund's annual return shown above does not reflect the impact of taxes. The table below shows before- and after-tax performance. The fund's average annual return is compared with that of the Lehman GNMA Backed Bond Index. While the fund does not seek to match the returns of the Lehman GNMA Backed Bond Index, this unmanaged index is a good indicator of the performance of government and corporate mortgage-backed bond markets. The Lehman GNMA Backed Bond Index, unlike the fund, reflects no deductions for fees, expenses, or taxes.

AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2001

                                            1 Yr   5 Yrs  10 Yrs                                         1 Yr   Life of the Class(1)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                             (inception date 7/6/97)
   STANDARD SHARES                                                   INSTITUTIONAL SHARES
     -  Return before taxes                 7.18%  6.56%    6.36%       -  Return before taxes                    7.35%     6.38%
     -  Return after taxes on distributions 4.78%  4.04%    3.76%       -  Return after taxes on distributions    4.83%     3.97%
     -  Return after taxes on distributions                             -  Return after taxes on distributions
        and sales of fund shares            4.34%  3.98%    3.79%           and sales of fund shares              4.43%     3.94%
   Lehman GNMA Index                        8.22%  7.50%    7.17%     Lehman GNMA Index                           8.22%     7.12%
-----------------------------------------------------------------------------------------------------------------------------------
(1)The  investment  results  of Funds with less than 10 years are shown from the first  month-end  since  the  Fund's  inception  for  comparison  with  other averages.

----SIDE BAR TEXT----
                                AFTER-TAX RETURN

After-tax   performance  is  computed   two  ways:   "Return   after  taxes  on
distributions" assumes the payment of federal taxes on fund distributions before their reinvestment and "Return after taxes on distributions and sales of fund shares" reflects the additional taxable impact of the realized gain or loss if any, from the sale of fund shares at the end of the holding period. After-tax returns are calculated using the highest individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

----END SIDE BAR TEXT

(Graphic -- two crossed anchors with a $ in the center)
FEES AND EXPENSES

The table describes the fees and expenses you may pay if you buy and hold shares of the fund.

                                                        Standard           Institutional
ANNUAL FUND OPERATING EXPENSES(1)                         Shares              Shares
------------------------------------------------------------------------------------------------
(deductly directly from fund assets)
As a shareholder in           Management fee               0.45%                0.45%
the fund, you do not          Distribution and
pay any sales charges,        service (12b-1) fees         0.25%                none
redemption or exchange        Other Expenses               0.32%                0.37%
fees.                        -------------------------------------------------------------------
                             Total Operating Expenses      1.02%                0.82%
                             Expense Reimbursement(2)     (0.07%)              (0.12%)
                             --------------------------------------------------------------------
                             NET OPERATING EXPENSES        0.95%                0.70%

(1) Annual fund operating  expenses  consist of the fund's expenses plus the fund's share of the expenses of the  portfolio.
(2)Under a written agreement, Wright waives a portion of its advisory fee and assumes operating expenses to the extent necessary to limit expense ratios to 0.95% and 0.70%%.


EXAMPLE

The following example allows you to compare the cost of investing in the fund to the cost of investing in other mutual funds by showing what your costs may be over time. It uses the same assumptions that other funds use in their prospectuses: $10,000 initial investment, 5% total return for each year, fund operating expenses remain the same for each period and redemption after the end of each period.

Your actual costs may be higher or lower, so use this example for comparison only. Based on these assumptions your costs at the end of each period would be:

                                      1 Year    3 Years  5 Years   10 Year
             -----------------------------------------------------------------
              Standard Shares           $97      $303     $525      $1,166
              Institutional Shares      $72      $224     $390       $ 871


-----SIDE BAR TEXT-----
                             Understanding Expenses

Annual fund operating expenses are paid by the fund. As a result, you pay for them indirectly because they reduce the fund's return. Fund expenses include the fund's share of the portfolio's expenses,12b-1 fees, an administration fee and registration fees.

-----END SIDE BAR TEXT-----

WRIGHT U.S. TREASURY MONEY MARKET FUND
--------------------------------------------------------------------------------
CUSIP:   Money Market Shares   982349706               Ticker Symbol:  WUSXX

(Graphic -- ship's wheel)
OBJECTIVE

The fund seeks to provide as high a rate of current income as possible consistent with the preservation of capital and maintenance of liquidity. The fund also seeks to maintain a stable net asset value per share price or NAV of $1.00 per share.

(Graphic -- compass)
PRINCIPAL INVESTMENT  STRATEGIES

The fund invests at least 80% of its total assets in securities of the U.S. government and its agencies that are backed by the full faith and credit of the U.S. government (U.S. Treasury securities). The fund limits it portfolio to investments maturing in 13 months or less and maintains a weighted average maturity of 90 days or less. The fund may also invest in repurchase agreements which are collateralized by U.S. Treasury securities. The fund may enter into repurchase agreements only with large, well-capitalized banks or government securities dealers that meet Wright credit standards.

Wright monitors the daily interest rate yield curve and selects the best yield and maturities available. Longer maturities are selected when interest rates are expected to fall and shorter maturities are selected when interest rates are expected to rise.

The fund invests and engages only in investment practices that are legal for federal credit unions described in the Federal Credit Union Act and the National Credit Union Administration Regulations.

The fund reserves the right to hold up to 20% of its assets in cash or to invest
them  in  repurchase   agreements.   Repurchase  agreements  are  collateralized
short-term  (usually  overnight) debt used to invest cash.

The fund's objective may be changed by the trustees without shareholder approval.

(Graphic --Life preserver)
PRINCIPAL RISKS

Although the fund invests exclusively in U.S. Treasury bills, notes and bonds, an investment in the fund is neither insured nor guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, or any other government agency. There is no guarantee that the fund will be able to maintain a stable net asset value of $1.00 per share. The rate of income will vary from day to day generally reflecting market changes in short-term interest rates.

The fund cannot eliminate risk or assure achievement of its objective and you may lose money.

(Graphic -- assorted nautical flags)
WHO MAY WANT TO INVEST

You may be interested in the fund if you seek to earn current income while preserving the value of your investment. The fund may serve as a temporary investment vehicle. You may also be interested in the fund if you live in a state or local jurisdiction that exempts the fund's dividends from taxes.

(Graphic -- ship's log)
PAST PERFORMANCE


The information on the next page shows the fund's performance for the indicated periods through December 31, 2001. These returns include reinvestment of all dividends and capital gain distributions, and reflect fund expenses. As with all mutual funds, past performance does not guarantee future results.

The bar chart shows how the fund's performance has varied by illustrating the differences for each full calendar year since the Fund's inception.

YEAR-BY-YEAR TOTAL RETURN AS OF DECEMBER 31

  15%
-----------------------------------------------------------------------------------------------------------
  10%
-----------------------------------------------------------------------------------------------------------
   5%                             5.34%                                      5.44%
-----------------------------------------------------------------------------------------------------------
   0%  3.27%     2.53%  3.56%              4.85%   4.84%    4.29%   4.29%             3.70%
-----------------------------------------------------------------------------------------------------------
 (5)%
-----------------------------------------------------------------------------------------------------------
(10)%
-----------------------------------------------------------------------------------------------------------
        1992    1993     1994     1995     1996     1997    1998     1999     2000     2001

Best quarter:5.63%(4th quarter 2000) Worst quarter:-2.49%(4nd quarter 1993)

The fund's 7-day yield on December 31, 2001, was 1.64%. For the fund's current yield call (800) 225-6265 x7750.

The fund's average annual return is compared with that of 90-day Treasury bills. While the fund does not seek to match the returns of 90-day Treasury bills, they are a good indicator of the performance of money market instruments.

AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2001

                                         1 Year        5 Years     10 Years
-------------------------------------------------------------------------------
              Money Market Shares         3.70%         4.60%       4.25%
              90-day Treasury bills       3.39%         4.86%       4.57%



(Graphic -- two crossed anchors with a $ in the center)
FEES AND EXPENSES

The table describes the fees and expenses you may pay if you buy and hold shares of the fund.

ANNUAL FUND OPERATING EXPENSES                       Money Market Shares
----------------------------------------------------------------------------
(deductly directly from fund assets)

As a shareholder in            Management fee             0.35%
the fund, you do not          Distribution and
pay any sales charges,       service (12b-1) fees         none
redemption or exchange        Other Expenses              0.53%
fees.                        ----------------------------------------------
                             Total Operating Expenses     0.88%
                             Fee Waiver and Expense
                              Reimbursement(1)           (0.41%)
                             -----------------------------------------------
                             NET OPERATING EXPENSES(2)    0.47%


(1)Under a written agreement in effect for the current fiscal year, Wright assumes operating expenses to the extent necessary to limit expense ratios to 0.45%.
(2)Under an expense offset arrangement, custodian fees are reduced by credits based on the fund's daily average cash balance.Under SEC reporting requirements, these reductions are not reflected in the above expense ratios. If reflected ratios would be:

NET OPERATING EXPENSES AFTER CUSTODIAN FEE REDUCTION       0.45%

EXAMPLE

The following example allows you to compare the cost of investing in the fund to the cost of investing in other mutual funds by showing what your costs may be over time. It uses the same assumptions that other funds use in their prospectuses: $10,000 initial investment, 5% total return for each year, fund operating expenses remain the same for each period and redemption after the end of each period.

Your actual costs may be higher or lower, so use this example for comparison only. Based on these assumptions your costs at the end of each period would be:

                                  1 Year     3 Years    5 Years   10 Years
-------------------------------------------------------------------------------

          Money Market Shares       $48       $151       $263       $591



-----SIDE BAR TEXT-----
                             Understanding Expenses

Annual fund operating expenses are paid by the fund. As a result, you pay for them indirectly because they reduce the fund's return. Fund expenses include management fees,12b-1 fees and administrative costs, such as shareholder recordkeeping and reports, custodian and pricing services, and registration fees.
-----END SIDE BAR TEXT-----

INFORMATION ABOUT YOUR ACCOUNT
-------------------------------------------------------------------------------

HOW THE FUNDS VALUE THEIR SHARES

The price at which you buy, sell or exchange fund shares is the net asset value per share or NAV.

The NAV for each fund, except Wright U.S. Treasury Money Market Fund, is calculated at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. New York time) each day the Exchange is open. It is not calculated on days the Exchange is closed. The price for a purchase, redemption or exchange of fund shares is the next NAV calculated after your order is received.


Wright U.S. Treasury Money Market Fund's NAV is normally calculated three times each day the Exchange is open. Calculations are made at noon, 3:00 p.m. and as of the close of regular trading on the Exchange, normally 4:00 p.m. (in each case, New York time). The fund's securities are valued at amortized cost, which approximates market value.


The other funds calculate their share price by valuing their portfolio securities at the last current sales price on the market where the security is normally traded. Securities that cannot be valued at these closing prices are valued by Wright at fair value in accordance with procedures adopted by the trustees. This could happen if an event after the close of the market seemed likely to have a major impact on the price of securities traded on the market.

The value of all assets and liabilities expressed in foreign currencies is converted into U.S. dollars at the most recent market rates quoted by one or more major banks shortly before the close of the Exchange. Foreign securities trade during hours and on days when the Exchange is closed and Wright International Blue Chip Equities Fund's NAV is not calculated. Although Wright
International Blue Chip Equities Fund's NAV may be affected, you will not be able to purchase or redeem shares on these days.

-----SIDE BAR TEXT-----
                                 Determining NAV

Share price is determined by adding the value of a fund's investments, cash and other assets, deducting liabilities, and then dividing that amount by the total number of shares outstanding.

-----END SIDE BAR TEXT-----

PURCHASING  SHARES

PURCHASING SHARES OF WRIGHT U.S.  TREASURY  MONEY  MARKET FUND

The fund's transactions in money market instruments normally require immediate settlement in federal funds. Accordingly, purchase orders for the fund are executed at the NAV next calculated after payment in cash or federal funds is received. Shares purchased before 3:00 p.m. receive that day's dividends. Shares purchased between 3:00 p.m. and 4:00 p.m. start to earn dividends the next business day.


If you pay by personal check, your purchase will be executed at the close of the second business day in Boston. The minimum initial investment is $1,000. There is no minimum for subsequent investments.


PURCHASING SHARES FOR CASH - NON-MONEY  MARKET FUNDS

Shares of each fund may be  purchased  without a sales  charge at NAV.
The minimum initial investment is $1,000 for Standard Shares and $3,000,000 for Institutional Shares. There are no minimums for subsequent investments.

WAIVER OF THE MINIMUM INITIAL INVESTMENT: The minimums may be waived for investments by bank trust departments, 401(k) tax-sheltered retirement plans and automatic investment program accounts. The minimum initial investment will be reduced to $500 for shares purchased through certain investment advisers, financial planners, brokers or other intermediaries that charge a fee for their services.

-----SIDE BAR TEXT-----
                                Paying for Shares

You may pay for shares by wire, check or Federal Reserve draft payable in U.S. dollars and drawn on U.S banks. Third party checks will not be accepted. A charge is imposed on any returned checks.


-----END SIDE BAR TEXT-----

Authorized dealers, including investment dealers, banks or other institutions, may impose investment minimums higher than those imposed by the funds. They may also charge for their services. There are no transaction charges if you purchase your shares directly from the funds.

The funds have the right to reject any purchase order, or limit or suspend the offering of their shares.

BUYING FUND SHARES

    o If you are buying shares directly from the funds, please refer to your Shareholder Manual for additional instructions on how to buy fund shares.

    o If you buy shares through bank trust departments or other fiduciary institutions, please consult your trust or investment officer.

    o If you buy shares through a broker, please consult your broker for purchase instructions.

    o If you buy shares through an account with a registered investment adviser or financial planner, please consult your investment adviser or planner.

    o If you buy shares of the funds through a retirement plan, please consult your plan documents or speak with your plan administrator.

PURCHASING SHARES THROUGH EXCHANGE OF SECURITIES

You may buy shares by delivering to the funds' custodian securities that meet that fund's investment objective and policies, have easily determined market prices and are otherwise acceptable. Exchanged securities must have a minimum aggregate value of $5,000. Securities are valued as of the date they are received by the funds. If you want to exchange securities for fund shares you should furnish a list with a full description of these securities. See the Shareholder Manual for detailed instructions.

DISTRIBUTION AND SERVICE PLANS

The funds have adopted a 12b-1 plan permitting them to pay a fee to finance the distribution of their shares. Wright Investors' Service Distributors, Inc. (WISDI), the principal underwriter and distributor of the funds' shares, receives a distribution fee of 0.25% of the average daily net assets of each fund's Standard Share class's average daily net assets. Because this fee is paid on an ongoing basis, it may cost you more than other types of sales charges over time.

-----SIDE BAR TEXT-----
                                Service Plans

Each fund, except for Wright U.S. Treasury Money Market Fund, has adopted a service plan. This plan allows each fund to reimburse WISDI for payments to intermediaries for providing account administration and personal and account maintenance services to shareholders of the funds. The combined annual service and 12b-1 plan fee may not exceed 0.25% of the average daily net assets of each class of shares.

-----END SIDE BAR TEXT-----

SELLING SHARES

You may redeem or sell shares of the funds on any business day. NO REDEMPTION REQUEST WILL BE PAID UNTIL YOUR SHARES HAVE BEEN PAID FOR IN FULL. IF THE SHARES TO BE REDEEMED WERE PURCHASED BY CHECK, THE REDEMPTION PAYMENT WILL BE DELAYED UNTIL THE CHECK HAS BEEN COLLECTED, WHICH MAY TAKE UP TO 15 DAYS FROM THE DATE OF PURCHASE. Telephone, mail and internet redemption procedures are described in the Shareholder Manual.

Redemption requests received in "proper form" before 4:00 p.m. New York time will be processed at that day's NAV. "Proper form" means that the fund has received your request, all shares are paid for, and all documentation along with any required signature guarantee, are included. The funds normally pay redemption proceeds by check on the next business day to the address of record. Payment will be by wire if you specified this option on your account application. Wire redemptions from Wright U.S. Treasury Money Market Fund received before noon will be forwarded that afternoon.

If you redeem shares of Wright International Blue Chip Equities Fund purchased after July 1, 2000 within three months after purchase, you will pay a redemption fee of 2.00%. These redemption fees may be waived on shares purchased for Wright's investment advisory clients and 401(k) or similar plans.

-----SIDE BAR TEXT-----
                           Redemption Proviso

In times of drastic economic or market conditions, you may have difficulty selling shares by telephone or the internet. These redemption options may be modified or terminated without notice to shareholders.

-----END SIDE BAR TEXT-----

For more information about selling your shares, please refer to your Shareholder Manual or consult your trust officer, adviser or plan administrator.

REDEMPTIONS IN-KIND

Although the funds expect to pay redemptions in cash, they reserve the right to redeem shares in-kind by giving shareholders readily marketable portfolio securities instead of cash. This is done to protect the interests of remaining shareholders. If this occurs, you will incur transaction costs if you sell the securities.

INVOLUNTARY REDEMPTION

If your account falls below $500 a fund may redeem your shares. You will receive notice 60 days before this happens. Your account will not be redeemed if the balance is below the minimum due to investment losses.

EXCHANGING SHARES

Shares of the funds may be exchanged for shares of the same class of any other fund described in this prospectus. The exchange of shares results in the sale of one fund's shares and the purchase of another, normally resulting in a gain or loss, and is therefore a taxable event for you.

You are limited to four "round-trip" exchanges each year. A round-trip exchange is an exchange of one fund into another Wright fund, and then back into the original fund. You will receive notice 60 days before the fund materially amends or terminates the exchange privilege.

For more information on exchanging shares please see the Shareholder Manual or consult your adviser.

-----SIDE BAR TEXT-----
                                    Market-Timers

The funds believe that use of the exchange privilege by investors utilizing market-timing strategies adversely affects other fund shareholders. Therefore, each fund generally will not honor requests for exchanges by shareholders who identify themselves or are identified as "market-timers." Market-timers are identified as those investors who repeatedly make exchanges within a short period. The funds do not automatically redeem shares that are the subject of a rejected exchange request,but will honor any later redemption requests.

-----END SIDE BAR TEXT-----

PRIVACY CONCERNS

We respect and protect your privacy. We collect nonpublic personal information about you from the information we receive from you on application or other forms and information about your transactions with us, our affiliates, or others. We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. However, we may disclose your name and address to affiliated companies who perform marketing services on our behalf. We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

DIVIDENDS AND TAXES
-------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS

Unless you tell us that you want to receive your distributions in cash, they are reinvested automatically in fund shares. The funds generally make two different kinds of distributions:

    o Capital gains from the sale of portfolio securities held by a fund. Each fund will distribute any net realized capital gains annually, normally in December. Capital gains are the main source of distributions paid by the equity funds.

    o Net investment income from interest or dividends received on securities held by a fund. Net investment income is the primary source of dividends paid by the bond and money market funds.

    The funds will distribute their investment income as follows:

                                               Distributions of
     Fund                                   Net Investment Income
-------------------------------------------------------------------------------
     Wright Selected Blue Chip Equities Fund       Quarterly
     Wright Major Blue Chip Equities Fund          Quarterly

-------------------------------------------------------------------------------
     Wright International Blue Chip Equities Fund  Annually

-------------------------------------------------------------------------------
     Wright U.S. Government Intermediate Fund    Declared Daily - Paid Monthly
     Wright U.S. Government Near Term Fund       Declared Daily - Paid Monthly
     Wright Total Return Bond Fund               Declared Daily - Paid Monthly
     Wright Current Income Fund                  Declared Daily - Paid Monthly
     Wright U.S. Treasury Money Market Fund      Declared Daily - Paid Monthly

-----SIDE BAR TEXT-----
                                Tax Considerations


Unless your investment is in a tax-deferred account you may want to avoid:
 o Investing in a fund near the end of its fiscal year. If the fund makes a capital gains distribution you will receive some of your investment back as a taxable distribution.
 o Selling shares at a loss for tax purposes and then making an identical investment within 30 days before or after the sale. This results in a "wash sale" and you will not be allowed to claim a tax loss.


-----END SIDE BAR TEXT-----

TAX CONSEQUENCES


Selling or exchanging mutual fund shares generally is a taxable event and may result in a capital gain or loss. Distributions, whether received in cash or additional fund shares are subject to federal income tax.


     Distribution                           Tax Status
-------------------------------------------------------------------------------
    Income  dividends                  Ordinary  income
    Short-term  capital gains          Ordinary  income
    Long-term  capital gains           Long-term capital gains

Wright International Blue Chip Equities Fund may be subject to foreign withholding taxes or other foreign taxes on some of its foreign investments. This will reduce the yield or total return on those investments.

Your investment in the funds could have additional tax consequences. Please consult your tax advisor on state, local or other applicable tax laws.

MANAGING THE FUNDS


Wright Investors' Service, Inc. is a leading independent international investment management and advisory firm with more than 35 years experience. Wright manages approximately $3 billion of assets in portfolios of all sizes and styles as well as a family of mutual funds. Wright developed Worldscope(R), one of the world's largest and most complete databases of financial information, which currently includes more than 24,000 companies in more than 50 nations.

Wright manages the investments of the funds and portfolios. Wright is located at 440 Wheelers Farms Road, Milford, CT 06460. Wright receives a monthly advisory fee for its services. The table below lists the advisory fee rates paid for the fiscal year ended December 31, 2001 :

                                                          Fee Paid

              Fund                         (as a % of average daily net assets)
-------------------------------------------------------------------------------
              Selected Blue Chip Equities Portfolio         0.60%
              Wright Major Blue Chip Equities Fund          0.60%
              International Blue Chip Equities Portfolio    0.80%
              U.S. Government Intermediate Portfolio        0.45%
              U.S. Government Near Term Portfolio           0.45%
              Wright Total Return Bond Fund                 0.45%
              Current Income Portfolio                      0.45%
              Wright U.S. Treasury Money Market Fund        0.35%
-------------------------------------------------------------------------------


INVESTMENT COMMITTEE

An investment committee of senior officers controls the investment selections, policies and procedures of the funds and the portfolios. These officers are experienced analysts with different areas of expertise, and have over 195 years of combined service with Wright. The investment committee consists of the following members:

         Committee Member           Title                                                    Joined Wright in
--------------------------------------------------------------------------------------------------------------


         Peter M. Donovan, CFA      President and Chief Executive Officer                          1966
                                    Chairman of the investment committee
         Judith R. Corchard         Executive Vice President - Investment Management               1960
                                    Senior Investment Officer
         Jatin J. Mehta, CFA        Executive Vice President                                       1969
         Michael F. Flament, CFA    Senior Vice President - Investment and Economic Analysis       1972
         James P. Fields, CFA       Senior Vice President - Fixed Income Investments               1982
         Amit S. Khandwala          Senior Vice President - International Investments              1986
         Stanley Kirtman            Senior Vice President - Equities                               2002
         Charles T. Simko, Jr., CFA Senior Vice President - Investment Research                    1985
         George F. Faherty, CFA     Senior Vice President - Equities                               2000


The investment adviser, principal underwriter, and each fund and portfolio have adopted codes of ethics governing personal securities transactions. Under the codes, Wright employees may purchase and sell securities subject to certain pre-clearance and reporting requirements and other procedures.

-----SIDE BAR TEXT-----
                                 Administrator

Eaton Vance Management serves as the funds' administrator and is responsible for managing their daily business affairs. Eaton Vance's services include operating the funds' order room, recordkeeping, preparing and filing documents required to comply with federal and state securities laws, supervising the activities of the funds' custodian and transfer agent, providing assistance in connection with the trustees' and shareholders' meetings and other necessary administrative services.

-----END SIDE BAR TEXT-----

PORTFOLIO TURNOVER

The funds may sell a portfolio security regardless of how long the security has been held. The funds do not intend to engage in trading for short-term profits. However, portfolio turnover rates will vary. In the past turnover rates have exceeded and in the future may exceed 100%. A turnover rate of 100% means the securities owned by a fund were replaced once during the year. Higher turnover rates may result in higher brokerage costs to the funds and in higher net taxable gains for you as an investor, and will reduce the funds' returns.



MASTER/FEEDER FUND STRUCTURE

Wright Selected Blue Chip Equities Fund, Wright International Blue Chip Equities Fund, Wright U.S. Government Intermediate Fund, Wright U.S. Government Near Term Fund and Wright Current Income Fund are organized as "feeder" funds in a "master/feeder" structure. This means that the funds' assets are all invested in larger "master" portfolios of securities which have investment objectives and policies identical to those of the funds. All references to funds in this prospectus include the master portfolio in which each feeder fund invests all of its assets.

If the trustees determine that it is in the best interests of the fund, a fund may withdraw its investment in a portfolio at any time. In that event, the fund might transfer its assets to another master fund or hire its own investment adviser. A withdrawal could result in the fund receiving an in-kind distribution of portfolio securities from the portfolio. In that case, the fund could incur brokerage, tax or other charges if it converted the securities to cash. In addition, an in-kind distribution could adversely affect the liquidity of the fund.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
These financial highlights will help you understand each fund's financial performance for the periods indicated. Certain information reflects financial results for a single fund share. Total return shows how much your investment in the fund increased or decreased during each period, assuming you reinvested all dividends and distributions. Deloitte & Touche LLP, independent certified public accountants, audited this information. Their reports and the funds' financial statements are incorporated herein by reference and are included in the funds' annual report, which is available upon request.

                                                                          Year Ended December 31,
                                                              -------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
Wright Selected Blue Chip Equities Fund                        2001(6)       2000(6)       1999         1998        1997
---------------------------------------------------------------------------------------------------------------------------


Net asset value, beginning of year..........                  $ 13.430     $  15.130    $  17.630    $  19.200    $ 17.730
                                                              --------     --------     --------     --------     --------

Income (loss) from investment operations:

     Net investment income (loss)* .........                  $ (0.045)    $  (0.041)   $   0.181    $   0.095    $  0.133
     Net realized and unrealized gain (loss)                    (1.322)        1.638        0.638       (0.139)      5.172
                                                              --------     --------     --------     --------     --------
         Total income (loss)
         from investment operations.........                  $ (1.367)    $   1.597    $   0.819    $  (0.044)   $  5.305
                                                              --------     --------     --------     --------     --------

Less distributions:

     Dividends from investment income.......                  $  -         $   -        $  (0.055)   $  (0.090)   $ (0.145)
     Distributions from capital gains.......                    (0.483)       (3.297)      (3.264)      (1.436)     (3.690)
                                                               --------      --------     --------     --------     --------

         Total distributions................                  $ (0.483)    $  (3.297)   $  (3.319)   $  (1.526)   $ (3.835)
                                                               --------     --------     --------     --------     --------
Net asset value, end of year................                  $ 11.580     $  13.430    $  15.130    $  17.630    $ 19.200
                                                              ==========   ==========   ==========   ==========   ==========

Total return(1) ............................                   (10.15%)       10.75%        5.75%        0.14%      32.70%

Ratios/Supplemental Data*:

     Net assets, end of year (000 omitted)..                  $  45,883    $  51,201    $  74,547    $ 220,965    $259,411
     Ratio of net expenses to average net assets                  1.26%(3)     1.26%(3)     1.16%(3)     1.11%(3)    1.08%(3)

     Ratio of net expenses after custodian fee
        reduction to average net assets(5)..                     1.25%(3)      1.25%(3)     1.15%(3)     1.11%(3)    1.08%(3)
     Ratio of net investment income (loss) to average
        net assets..........................                    (0.38%)       (0.28%)       0.36%        0.46%       0.75%
     Portfolio turnover rate  ..............                       67%(4)        55%(4)      106%(4)       78%(4)      10%(2)

---------------------------------------------------------------------------------------------------------------------------------

* For the years ended December 31, 2001, 2000 and 1999, the distributor reduced its fees. Had such action not been undertaken, net investment income (loss) per share and the ratios would have been as follows:

                                                                2001          2000         1999
                                                     ------------------------------------------

     Net investment income (loss) per share.                  $ (0.057)    $  (0.051)   $   0.151
                                                              ==========   ==========   ==========
     Ratios (As a percentage of average net assets):

         Expenses...........................                     1.37%(3)      1.33%(3)     1.22%(3)
                                                              ==========   ==========   ==========
         Expenses after custodian fee reduction(5)               1.36%(3)      1.32%(3)     1.21%(3)
                                                              ==========   ==========   ==========
         Net investment income (loss).......                    (0.49%)       (0.35%)       0.30%
                                                              ==========   ==========   ==========
-----------------------------------------------------------------------------------------------------------------------------------

(1)Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be invested at the net asset value on the reinvestment date.

(2)Portfolio turnover represents the rate of portfolio activity for the period while the fund was making investments directly in securities.

(3)Includes each fund's share of its corresponding portfolio's allocated expenses.
(4)Represents portfolio turnover rate of the fund's corresponding portfolio.
(5)Custodian fees were reduced by credits resulting from cash balances the trust maintained with the custodian (Note 1D). The computation of net expenses to average daily net assets reported above is computed without consideration of such credits.

(6)Certain per share amounts are based on average shares outstanding.



                                                                           Year Ended December 31,
                                                               -------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Wright Major Blue Chip Equities Fund                           2001(4)       2000(4)      1999(4)       1998         1997
----------------------------------------------------------------------------------------------------------------------------
                                                                                    Standard Shares
                                                               -------------------------------------------------------------

Net asset value, beginning of year..........                  $ 13.690     $  16.290    $  13.670    $  12.020     $ 12.450
                                                              --------     --------     --------     --------      --------

Income (loss) from investment operations:

     Net investment income (loss)(1) .......                  $ (0.009)    $  (0.001)   $   0.042    $   0.091     $  0.100
     Net realized and unrealized gain (loss)                    (2.301)       (2.005)       3.202        2.324        3.515
                                                              --------     --------     --------     --------      --------

         Total income (loss)
         from investment operations.........                  $ (2.310)    $  (2.006)   $   3.244    $   2.415     $  3.615
                                                              --------     --------     --------     --------      --------

Less distributions:

     Dividends from investment income.......                  $  -         $  (0.010)   $  (0.045)   $  (0.055)    $ (0.085)
     Distributions from capital gains.......                     -            (0.584)      (0.579)      (0.710)      (3.960)
                                                              --------     --------     --------     --------      --------

         Total distributions................                  $  -         $  (0.594)   $  (0.624)   $  (0.765)    $ (4.045)
                                                              --------     --------     --------     --------      --------

Net asset value, end of year................                  $ 11.380     $  13.690    $  16.290    $  13.670     $ 12.020
                                                              ==========   ==========   ==========   ==========   ==========

Total Return(3) ............................                   (16.87%)      (12.49%)      23.95%       20.43%       33.86%

Ratios/Supplemental Data(1):

     Net assets, end of year (000 omitted)..                  $  93,696    $ 135,262    $ 144,359    $  50,878     $ 27,721
     Ratio of net expenses to average net assets                  1.13%        1.06%        1.05%        1.07%(2)     1.08%(2)

     Ratio of net expenses after custodian fee
        reduction to average net assets ....                      1.13%        1.06%        1.05%        1.05%(2)(6)   1.05%(2)(6)
     Ratio of net investment income (loss) to
        average net assets .................                     (0.08%)      (0.00%)(5)    0.27%        0.49%         0.68%

     Portfolio turnover rate................                        78%          88%          59%          36%           89%

--------------------------------------------------------------------------------------------------------------------------------

(1)For the years ended December 31, 1999, 1998, and 1997, the operating expenses of the Fund were reduced by an allocation of expenses to the distributor and/or investment adviser. Had such action not been undertaken, net investment income per share and the ratios would have been as follows:

                                                                                           1999         1998         1997
                                                                                       --------------------------------------

     Net investment income (loss) per share.                                            $   0.034    $   0.052     $  0.049
                                                                                        ==========   ==========   ==========
     Ratios (As a percentage of average net assets):

       Expenses.............................                                                1.10%        1.28%        1.43%
                                                                                        ==========   ==========   ==========
       Expenses after custodian fee reduction(2)                                            1.10%        1.26%        1.40%
                                                                                        ==========   ==========   ==========
       Net investment income................                                                0.22%        0.28%        0.33%
                                                                                        ==========   ==========   ==========

--------------------------------------------------------------------------------------------------------------------------------

(2)Custodian fees were reduced by credits resulting from cash balances the trust maintained with the custodian (Note 1D). The computation of net expenses to average daily net assets reported above is computed without consideration of such credits.

(3)Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be invested at the net asset value on the reinvestment date.

(4)Certain per share amounts are based on average shares outstanding.
(5)Amount represents less than (0.00%) of average net shares.
(6)Under a written agreement, Wright waives a portion of its advisory fee and assumes operating expenses to the extent necessary to limit expense ratios to 1.25%.



                                                                                  Year Ended December 31,
                                                              --------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Wright International Blue Chip Equities Fund                   2001(5)       2000(5)      1999(5)       1998         1997
----------------------------------------------------------------------------------------------------------------------------
                                                                               Standard Shares
                                                              --------------------------------------------------------------
Net asset value, beginning of year..........                    $15.180      $18.900      $16.020      $16.020     $16.690
                                                              ---------    ---------    ---------    ---------    ---------

Income (loss)  from investment operations:

     Net investment income (loss) ..........                   $ (0.023)     $ 0.135     $ (0.004)     $ 0.078     $ 0.185
     Net realized and unrealized gain (loss)                     (3.647)      (3.455)       5.181        0.868       0.048+
                                                              ---------    ---------    ---------    ---------    ---------
         Total income (loss)
         from investment operations.........                   $ (3.670)    $ (3.320)     $ 5.177      $ 0.946     $ 0.233
                                                              ---------    ---------    ---------    ---------    ---------
Less distributions:

     Dividends from investment income.......                    $ -          $ -          $ -         $ (0.070)   $ (0.163)
     Distributions from capital gains.......                      -           (0.400)      (2.297)      (0.876)     (0.740)
                                                              ---------    ---------    ---------    ---------    ---------

         Total distributions................                    $ -         $ (0.400)    $ (2.297)    $ (0.946)   $ (0.903)
                                                              ---------    ---------    ---------    ---------    ---------
Net asset value, end of year................                    $11.510      $15.180      $18.900      $16.020     $16.020
                                                             ==========   ==========   ==========   ==========   ==========

Total return(1) ............................                    (24.18%)     (17.58%)      34.26%        6.14%       1.54%

Ratios/Supplemental Data

     Net assets, end of year (000 omitted)..                    $66,828     $110,868      $147,610     $193,327    $212,698
     Ratio of total expenses to average daily net assets          1.56%(3)     1.49%(3)      1.49%(3)     1.35%(3)    1.31%(3)
     Ratio of net investment income (loss) to average
        daily net assets                                         (0.18%)       0.76%        (0.02%)       0.42%+      0.82%
     Portfolio turnover rate  ..............                        39%(4)       53%(4)       105%(4)       66%(4)       4%(2)

-------------------------------------------------------------------------------------------------------------------------------

(1)Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be invested at the net asset value on the reinvestment date.

(2)Portfolio turnover represents the rate of portfolio activity for the period while the fund was making investments directly in securities.

(3)Includes each fund's share of its corresponding Portfolio's allocated expenses.
(4)Represents portfolio turnover rate of the fund's corresponding portfolio.
(5 Certain per share amounts are based on average shares outstanding.

+ Per share amount is not in accordance with the net realized and unrealized gain (loss) for the period because of the timing of sales of fund shares and the amounts per share of realized and unrealized gains and losses at such times.



                                                                                        Year Ended December 31,
                                                              -----------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
Wright International Blue Chip Equities Fund                   2001(4)       2000(4)      1999(4)       1998         1997*
-------------------------------------------------------------------------------------------------------------------------------
                                                                                 Institutional Shares
                                                              -----------------------------------------------------------------
Net asset value, beginning of year..........                  $  7.150     $   9.160    $   8.750    $   9.130     $ 10.000
                                                               --------     --------     --------     --------      --------
Income (loss) from Investment Operations:

     Net investment income (loss) ..........                  $ (0.001)    $   0.070    $   0.014    $   0.159     $  0.006
     Net realized and unrealized gain (loss)                    (1.719)       (1.680)       2.693        0.487       (0.646)+
                                                               --------     --------     --------     --------      --------
         Total income (loss)
         from investment operations.........                  $ (1.720)    $  (1.610)   $   2.707    $   0.646     $ (0.640)
                                                               --------     --------     --------     --------      --------

Less distributions:

     Dividends from investment income.......                  $  -         $   -        $   -        $  (0.150)    $  -
     Distributions from capital gains.......                     -            (0.400)      (2.297)      (0.876)      (0.230)
                                                              --------     --------     --------     --------      --------

         Total distribution.................                  $  -         $  (0.400)   $  (2.297)   $  (1.026)    $ (0.230)
                                                              --------     --------     --------     --------      --------

Net asset value, end of year................                  $  5.430     $   7.150    $   9.160    $   8.750     $  9.130
                                                              =========    =========    =========    =========    =========

Total return(1) ............................                   (24.06%)      (17.62%)      34.49%        7.54%       (6.37%)

Ratios/Supplemental Data:

     Net assets, end of year (000 omitted)..                  $  13,186    $  17,929    $  24,254    $  18,511     $ 45,094
     Ratio of total expenses to average daily
       net assets...........................                     1.43%(2)      1.30%(2)     1.28%(2)     1.12%(2)     1.16%(2)++
     Ratio of net investment income (loss) to
       average daily net assets.............                    (0.02%)        0.87%        0.16%        0.73%        0.15%++
     Portfolio turnover rate................                       39%(3)        53%(3)      105%(3)       66%(3)        4%(5)

--------------------------------------------------------------------------------------------------------------------------------

(1)Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be invested at the net asset value on the reinvestment date.
(2)Includes each fund's share of its corresponding portfolio's allocated expenses.
(3)Represents portfolio turnover rate of the fund's corresponding portfolio.
(4)Certain per share amounts are based on average shares outstanding.
(5)Portfolio turnover represents the rate of portfolio activity for the period while the fund was making investments directly in securities.

+ Per share amount is not in accordance with the net realized and unrealized gain (loss) for the period because of the timing of sales of fund shares and the amounts per share of realized and unrealized gains and losses at such times.
+ Annualized.
* For the period from July 7, 1997 (inception of offering institutional shares) to December 31, 1997.



                                                                           Year Ended December 31,
                                                             -------------------------------------------------------------
WRIGHT U.S. GOVERNMENT INTERMEDIATE FUND                        2001          2000         1999         1998         1997
--------------------------------------------------------------------------------------------------------------------------
(formerly Wright U.S. Treasury Fund)

Net asset value, beginning of year..........                  $ 13.750     $  12.890    $  14.400    $  13.950     $ 13.580
                                                              --------     --------     --------     --------      --------

Income (loss) from investment operations:

   Net investment income(1) ................                  $  0.651 (8) $   0.737    $   0.722    $   0.724     $  0.721
   Net realized and unrealized gain (loss)..                    (0.006)(8)     0.842       (1.282)       0.632        0.462
                                                              -----------     --------     --------     --------      --------

     Total income (loss)
     from investment operations.............                  $  0.657     $   1.579    $  (0.560)   $   1.356     $  1.183
                                                              --------     ----------     --------     --------      --------

Less distributions:

   Dividends from investment income.........                  $ (0.701)    $  (0.719)   $  (0.716)   $  (0.741)    $ (0.703)
   Distributions from capital gains.........                    (0.076)        -           (0.234)      (0.165)      (0.110)
                                                              --------     --------     --------     --------      --------


     Total distributions....................                  $ (0.777)    $  (0.719)   $  (0.950)   $  (0.906)    $ (0.813)
                                                              --------     ----------     --------     --------      --------

Net asset value, end of year................                  $ 13.630     $  13.750    $  12.890    $  14.400     $ 13.950
                                                              =========    =========    =========    =========    =========
Total return(2) ............................                     5.40%       12.61%       (3.97%)        9.95%        9.08%

Ratios/Supplemental Data(1):

   Net assets, end of year (000 omitted)....                  $  10,169    $  16,498    $  31,192    $  67,256     $ 74,158
     Ratio of net expenses to average net assets(4)               1.02%        0.97%        0.92%        0.94%        1.01%

     Ratio of net expenses after custodian fee
        reduction to average net assets(4)(5)                     0.95%(7)     0.95%(7)     0.90%        0.90%        0.87%

     Ratio of net investment income
        to average net assets...............                     5.11%        5.55%        5.26%        5.09%        5.34%
   Portfolio turnover rate  ................                       27%(6)       74%(6)        0%(6)        7%(6)         1%(3)

---------------------------------------------------------------------------------------------------------------------------------

(1)For each of the periods presented, the operating expenses of the fund were reduced by an allocation of expenses to the investment adviser, a reduction in distribution fees by the distributor, a reduction in administrator fees, or a combination thereof. Had such action not been undertaken, the net investment income per share and the ratios would have been as follows:

                                                                2001          2000         1999         1998         1997
---------------------------------------------------------------------------------------------------------------------------

Net investment income per share.............                  $  0.547     $   0.700    $   0.703    $   0.721     $  0.720
                                                              =========    =========    =========    =========    =========
Ratios (as a percentage of average net assets):

   Expenses(4) .............................                     1.84%         1.26%        1.06%        0.96%        1.02%
                                                              =========    =========    =========    =========    =========
   Expenses after custodian fee reduction(4)(5)                  1.77%         1.24%        1.04%        0.92%        0.88%
                                                              =========    =========    =========    =========    =========
   Net investment income....................                     4.29%         5.27%        5.12%        5.07%        5.33%
                                                              =========    =========    =========    =========    =========

----------------------------------------------------------------------------------------------------------------------------------

(2)Total  investment  return is calculated  assuming a purchase at the net asset value on the first  day and a sale at the net asset  value on the last day of each year reported.  Dividends and  distributions,  if any, are assumed to be reinvested at the net asset value on the reinvestment date.
(3)Portfolio  turnover  represents the rate of portfolio activity for the period while the fund was making investments directly in securities.
(4)Includes each fund's share of its corresponding portfolio's allocated expenses.
(5)Custodian fees were reduced by credits  resulting from cash balances the fund and the portfolio maintained with the custodian (Note 1C). The computation of net expenses to average daily net assets  reported above is computed  without consideration of such credits.
(6)Represents portfolio turnover rate at the fund's corresponding portfolio.
(7)Under a written  agreement,  Wright  waives  all or a portion  of either  its advisory  and/or  distribution  fees and  assumes  operating  expenses to the extent necessary to limit expense ratios to 0.95%.
(8)Reporting   guidelines   require  the  funds  to  disclose   the  effects  of
   implementing  the change in accounting  for the  amortization  of premium and discount on debt securities. If the adjustments were not made, net investment income per share would have been $0.713 and net realized and unrealized  gain
   (loss) per share would have been $(0.056).



                                                                                  Year Ended December 31,
                                                               ---------------------------------------------------------------
WRIGHT U.S. GOVERNMENT NEAR TERM FUND                           2001          2000         1999         1998         1997
------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of year..........                  $ 10.080     $   9.930    $  10.270    $  10.240     $ 10.240
                                                              --------     --------     --------     --------      --------

Income (loss) from investment operations:

   Net investment income(1)  ...............                  $  0.480(8)  $   0.525    $   0.534    $   0.549     $  0.599
   Net realized and unrealized gain (loss)..                     0.195(8)      0.143       (0.343)       0.048+      (0.010)
                                                              -----------     --------     --------     --------      --------
     Total income from

        investment operations...............                  $  0.675     $   0.668    $   0.191    $   0.597     $  0.589
                                                              --------     --------     --------     --------      --------

Less distributions:

     Dividends from investment income.......                  $ (0.465)    $  (0.518)   $  (0.531)   $  (0.567)    $ (0.589)
                                                              --------     --------     --------     --------      --------
     Total distributions....................                  $ (0.465)    $  (0.518)   $  (0.531)   $  (0.567)    $ (0.589)
                                                              --------     --------     --------     --------      --------
Net asset value, end of year................                  $ 10.290     $  10.080    $   9.930    $  10.270     $ 10.240
                                                              =========    =========    =========    =========     ========
Total return(2) ............................                     6.82%        6.94%         1.91%        5.98%        5.93%

Ratios/Supplemental Data(1):

   Net assets, end of year (000 omitted)....                  $ 36,025     $ 39,198     $  52,825    $  91,922     $102,565
   Ratio of net expenses to average net assets(4)                0.97%        0.98%         0.91%        0.88%        0.87%

   Ratio of expenses after custodian fee
      reduction to average net assets(4)(5)                      0.95%(7)     0.95%(7)      0.90%        0.87%        0.87%

   Ratio of net investment income to average
      net assets............................                     4.40%        5.27%         5.27%        5.38%        5.82%
   Portfolio turnover rate  ................                       92%(6)       65%(6)         0%(6)       10%(6)        4%(3)

---------------------------------------------------------------------------------------------------------------------------------

(1)For  certain  periods  presented,  the  operating  expenses  of the fund were reduced by an allocation of expenses to the investment  adviser,  a reduction
   in  distribution   fees  by  the  principal   underwriter,   a  reduction  in
   administrator  fees,  or a  combination  thereof.  Had such  action  not been undertaken, net investment income per share and the ratios would have been as follows:

                                                                2001          2000         1999         1998         1997
                                                           --------------------------------------------------------------------

     Net investment income per share........                  $  0.452     $   0.511    $   0.526    $   0.546     $  0.597
                                                              =========    =========    =========    =========    =========
     Ratios (As a percentage of average net assets):

       Expenses(4) .........................                     1.22%         1.13%        0.99%        0.91%        0.89%
                                                              =========    =========    =========    =========    =========
       Expenses after custodian fee reduction(4)(5)              1.20%         1.10%        0.98%        0.90%        0.89%
                                                              =========    =========    =========    =========    =========
       Net investment income................                     4.15%         5.13%        5.19%        5.35%        5.80%
                                                              =========    =========    =========    =========    =========
---------------------------------------------------------------------------------------------------------------------------------

(2)Total  investment  return is calculated  assuming a purchase at the net asset value on the first  day and a sale at the net asset  value on the last day of each year reported.  Dividends and  distributions,  if any, are assumed to be reinvested at the net asset value on the reinvestment date.
(3)Portfolio  turnover  represents the rate of portfolio activity for the period while the fund was making investments directly in securities.
(4 Includes each fund's share of its corresponding portfolio's allocated expenses.
(5)Custodian fees were reduced by credits  resulting from cash balances the fund and the portfolio maintained with the custodian (Note 1C). The computation of net expenses to average daily net assets  reported above is computed  without consideration of such credits.
(6)  Represents portfolio turnover rate of the fund's corresponding portfolio.
(7)Under a written  agreement,  Wright  waives  all or a portion  of either  its advisory  and/or  distribution  fees and  assumes  operating  expenses to the extent necessary to limit expense ratios to 0.95%.
(8)Reporting   guidelines   require  the  funds  to  disclose   the  effects  of
   implementing  the  change in  accounting  for  amortization  of  premium  and discount on debt  securities.  If  adjustments  were not made, net investment income per share would have been $0.491 and net realized and unrealized  gain
   (loss) per share would have been $0.184.

+ Per share amount is not in accordance with the net realized and unrealized gain (loss) for the period because of the timing of sales of Fund shares and the amounts per share of realized and unrealized gains and losses at such times.


                                                                           Year Ended December 31,
                                                              -----------------------------------------------------------------
WRIGHT TOTAL RETURN BOND FUND                                   2001          2000         1999         1998         1997
-------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of year..........                  $ 12.630     $  12.100    $  13.310    $  12.930     $ 12.500
                                                              --------     --------     --------     --------      --------

Income (loss) from investment operations:

   Net investment income ...................                  $  0.709 (4) $   0.712    $   0.679    $   0.680     $  0.690
   Net realized and unrealized gain (loss)..                    (0.090)(4)     0.530       (1.190)       0.524        0.427
                                                              ------------   --------     --------     --------      --------
     Total income (loss)
     from investment operations.............                  $  0.619     $   1.242    $  (0.511)   $   1.204     $  1.117
                                                              --------       --------     --------     --------      --------

Less distributions:

   Dividends from investment income.........                  $ (0.699)    $  (0.712)   $  (0.680)   $  (0.690)    $ (0.687)
   Distributions from capital gains.........                     -             -           (0.019)      (0.134)       -
                                                              --------     --------     --------     --------      --------
     Total distributions....................                  $ (0.699)    $  (0.712)   $  (0.699)   $  (0.824)    $ (0.687)
                                                              --------     --------     --------     --------      --------
Net asset value, end of year................                  $ 12.550     $ 12.630     $ 12.100     $  13.310     $ 12.930
                                                              =========    =========    =========    =========    =========

Total return(2) ............................                     4.96%       10.62%      (3.91%)         9.56%        9.25%

Ratios/Supplemental Data(1):

   Net assets, end of year (000 omitted)....                  $ 50,620     $ 65,775     $ 87,336     $ 115,937     $ 80,004
   Ratio of net expenses to average net assets                   0.96%        0.96%        0.90%         0.90%        0.90%

   Ratio of net expenses after custodian fee
     reduction to average net assets(3) ....                     0.95%(5)     0.95%(5)     0.90%        0.90%        0.90%
   Ratio of net investment income to average
      net assets............................                     5.44%        5.84%        5.36%        5.18%        5.50%
   Portfolio turnover rate..................                       38%          61%          31%           26%          34%

--------------------------------------------------------------------------------------------------------------------------------

(1)For the years ended December 31, 2001 and 1999, the operating expenses of the fund were reduced by an allocation of expenses to the investment adviser, or a reduction in distribution expenses by the distributor. Had such action not been undertaken, net investment income per share and the ratios would have been as follows:

                                                                2001                       1999
                                                            ------------------------------------------

   Net investment income per share..........                  $  0.701                  $  0.678
                                                              ==========                ==========
   Ratios (As a percentage of average net assets):

     Expenses...............................                     1.02%                      0.91%
                                                              ==========                ==========
     Expenses after custodian fee reduction(3)                   1.01%                      0.91%
                                                              ==========                ==========
     Net investment income..................                     6.38%                      5.35%
                                                              ==========                ==========

----------------------------------------------------------------------------------------------------------------------------------

(2)Total  investment  return is calculated  assuming a purchase at the net asset value on the first  day and a sale at the net asset  value on the last day of each year reported.  Dividends and  distributions,  if any, are assumed to be reinvested at the net asset value on the reinvestment date.
(3)Custodian fees were reduced by credits  resulting from cash balances the fund and the portfolio maintained with the custodian (Note 1C). The computation of net expenses to average daily net assets  reported above is computed  without consideration of such credits.
(4)Reporting   guidelines   require  the  funds  to  disclose   the  effects  of
   implementing  the  change in  accounting  for  amortization  of  premium  and discount on debt  securities.  If  adjustments  were not made, net investment income per share would have been $0.716 and net realized and unrealized  gain
   (loss) per share would have been $(0.097).
(5)Under a written  agreement,  Wright  waives  all or a portion  of either  its advisory  and/or  distribution  fees and  assumes  operating  expenses to the extent necessary to limit expense ratios to 0.95%.



                                                                            Year Ended December 31,
                                                              -----------------------------------------------------------------
WRIGHT CURRENT INCOME FUND                                     2001(5)       2000(5)      1999(5)       1998         1997
-------------------------------------------------------------------------------------------------------------------------------
                                                                                  Standard Shares
                                                              -----------------------------------------------------------------

Net asset value, beginning of year..........                  $ 10.460     $  10.090    $  10.660    $  10.630    $ 10.430
                                                              --------     --------     --------     --------     --------
Income (loss) from investment operations:

   Net investment income(1)  ...............                  $  0.616     $   0.631    $   0.620    $   0.646    $  0.658
   Net realized and unrealized gain (loss)..                     0.120         0.372       (0.570)       0.028       0.206
                                                              --------     --------     --------     --------     --------
       Total income from

          investment operations.............                  $  0.736     $   1.003    $   0.050    $   0.674    $  0.864
                                                              --------     --------     --------     --------     --------

Less distributions:

   Dividends from net investment income.....                  $ (0.616)    $  (0.633)   $  (0.620)   $  (0.644)   $ (0.664)
                                                              --------     --------     --------     --------     --------
       Total distributions..................                  $ (0.616)    $  (0.633)   $  (0.620)   $  (0.644)   $ (0.664)
                                                              --------     --------     --------     --------     --------
Net asset value, end of year................                  $ 10.580     $  10.460    $  10.090    $  10.660    $ 10.630
                                                              =========    =========    =========    =========    =========

Total return(2) ............................                     7.18%        10.31%        0.52%        6.51%        8.56%

Ratios/Supplemental Data(1):

   Net assets, end of year (000 omitted)....                  $  54,966    $  68,015    $  76,452    $  90,262     $76,217
   Ratio of net expenses to average net assets(4)                 0.95%(7)     0.95%(7)     0.91%        0.90%       0.89%
   Ratio of net investment income
      to average net assets.................                      5.83%        6.22%        6.02%        6.03%       6.44%
   Portfolio turnover rate .................                         4%(6)        6%(6)        0%(6)        1%(6)       3%(3)

---------------------------------------------------------------------------------------------------------------------------------

(1)For the years ended December 31, 2001, 2000, 1999, 1998 and 1997, the operating expenses of the fund were reduced by an allocation of expenses to the investment advisor or a reduction in distribution expense by the distributor. Had such action not been undertaken, net investment income per share and the ratios would have been as follows:

                                                                2001          2000         1999         1998         1997
                                                            -----------------------------------------------------------------

     Net investment income per share........                  $  0.609     $   0.629    $   0.615    $   0.644     $  0.652
                                                              =========    =========    =========    =========    =========
     Ratios (As a percentage of average net assets):

         Expenses...........................                     1.02%(4)      0.97%(4)     0.96%(4)     0.92%(4)     0.95%(4)
                                                              =========    =========    =========    =========    =========
         Net investment income..............                     5.76%         6.20%        5.97%        6.01%        6.38%
                                                              =========    =========    =========    =========    =========
-------------------------------------------------------------------------------------------------------------------------------

(2)Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the reinvestment date.
(3)Portfolio turnover represents the rate of portfolio activity for the period while the fund was making investments directly in securities.
(4)Includes each fund's share of its corresponding portfolio's allocated expenses.
(5)Certain of the per share data are based on average shares outstanding.
(6)Represents portfolio turnover rate at the fund's corresponding portfolio.
(7)Under a written agreement in effect for the current fiscal year, Wright waives all or a portion of either its advisory and/or distribution fees and assumes operating expenses to the extent necessary to limit expense ratios to 0.95%.




                                                                            Year Ended December 31,
                                                             ------------------------------------------------------------------
WRIGHT CURRENT INCOME FUND - continued                         2001(5)       2000(5)      1999(5)       1998        1997(4)
-------------------------------------------------------------------------------------------------------------------------------
                                                                                   Institutional Shares
                                                             ------------------------------------------------------------------

Net asset value, beginning of year..........                  $  9.960     $   9.600    $  10.150    $  10.120     $ 10.000
                                                              --------     --------     --------     --------      --------

Income (loss) from investment operations:

   Net investment income  ..................                  $  0.622     $   0.625    $   0.620    $   0.619     $  0.313
   Net realized and unrealized gain (loss)..                     0.094         0.359       (0.560)       0.026        0.120
                                                              --------     --------     --------     --------      --------
       Total income from

          investment operations.............                  $  0.716     $   0.984    $   0.060    $   0.645     $  0.433
                                                              --------     --------     --------     --------      --------
Less distributions:

   Dividends from investment income.........                  $ (0.616)    $  (0.624)   $  (0.610)   $  (0.615)    $ (0.313)
                                                              --------     --------     --------     --------      --------
       Total distributions..................                  $ (0.616)    $  (0.624)   $  (0.610)   $  (0.615)    $ (0.313)
                                                              --------     --------     --------     --------      --------
Net asset value, end of year................                  $ 10.060     $   9.960    $   9.600    $  10.150     $ 10.120
                                                              =========    =========    =========    =========    =========
Total return(9) ............................                     7.34%        10.63%        0.60%        6.56%        4.40%

Ratios/Supplemental Data:(1)

   Net assets, end of year (000 omitted)....                  $  18,562    $  25,695    $  23,374    $  23,231     $ 21,801
   Ratio of net expenses to average net assets(2)                 0.70%(8)     0.70%(8)     0.70%        0.75%        0.48%(3)

   Ratio of net investment income
      to average net assets.................                     6.11%         6.46%        6.23%        6.11%        4.70%(3)
   Portfolio turnover rate .................                        4%(6)         6%(6)        0%(6)        1%(6)        3%(7)
----------------------------------------------------------------------------------------------------------------------------------

(1)For the years ended December 31, 2001 and 2000, the operating expenses of the fund were reduced by an allocation of expenses to the investment advisor or a reduction by the principal underwriter. Had such action not been undertaken, net investment income per share and the ratios would have been as follows:

                                                                2001          2000
                                                           -----------------------------

   Net investment income per share..........                  $  0.603     $  0.619
                                                              ==========   ==========
   Ratios (As a percentage of average net assets):

     Expenses(2) ...........................                     0.82%         0.76%
                                                              ==========   ==========
     Net investment income..................                     5.99%         6.40%
                                                              ==========   ==========

---------------------------------------------------------------------------------------------------------------------------------

(2)Includes each fund's share of its corresponding portfolio's allocated expenses.
(3)Annualized.
(4)For the period from July 7, 1997 (inception of offering of institutional shares) to December 31, 1997.
(5)Certain of the per share data are based on average shares outstanding.
(6)Represents portfolio turnover rate at the fund's corresponding portfolio.
(7)Portfolio  turnover  represents the rate of portfolio activity for the period while the fund was making investments directly in securities.
(8)Under a written  agreement  in effect for the  current  fiscal  year,  Wright waives all or a portion of either its advisory and/or  distribution  fees and assumes operating expenses to the extent necessary to limit expense ratios to
   0.70%.
(9)Total  investment  return is calculated  assuming a purchase at the net asset value on the first  day and a sale at the net asset  value on the last day of each period reported. Dividends and distributions,  if any, are assumed to be reinvested at the net asset value on the reinvestment date.



                                                                           Year Ended December 31,
                                                               ---------------------------------------------------------------
WRIGHT U.S. TREASURY MONEY MARKET FUND                          2001          2000         1999         1998         1997
------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of year.............               $1.0000      $1.0000      $1.0000       $1.0000      $1.0000

Income from investment operations:

   Net investment income(1)....................                0.0359       0.0530       0.0420        0.0460       0.0474
   Net realized gain on investments sold.......                0.0004          -            -             -            -
                                                               ------       ------       ------        ------       -------
    Total income from investment operations....                0.0363       0.0530       0.0420        0.0460       0.0474

Less distributions:

   Dividends from net Investment income........               (0.0359)     (0.0530)     (0.0420)      (0.0460)     (0.0474)
   Dividends from net realized gain............               (0.0004)
                                                              --------     --------     --------     --------      --------
   Total distributions.........................               (0.0359)     (0.0530)     (0.0420)      (0.0460)     (0.0474)
                                                              --------     --------     --------     --------     --------
Net asset value, end of year...................               $1.0000      $1.0000      $1.0000       $1.0000      $1.0000
                                                              =========    =========    =========    =========    =========

Total return(2) ...............................                3.70%        5.44%        4.29%         4.73%        4.84%

Ratios/Supplemental Data(1):

   Net assets, end of year (000 omitted).......             $  18,523      $43,608      $62,527      $91,323      $87,059
   Ratio of net expenses to average net assets(3)               0.47%        0.46%        0.45%        0.45%        0.45%
   Ratio of net expenses after custodian fee
     reduction to average net assets(4) .......                 0.45%(3)     0.45%(3)     0.45%        0.45%        0.45%
   Ratio of net investment income to average net assets         3.93%        5.33%        4.19%        4.61%        4.74%

-------------------------------------------------------------------------------------------------------------------------------

(1)During each of the above periods, the investment adviser voluntarily reduced its fee and in certain periods was allocated a portion of the operating expenses. Had such actions not been undertaken, net investment income per share and the ratios would have been as follows:

Net investment income per share................                 $0.0330      $0.0505      $0.0402      $0.0444      $0.0460
                                                              ==========   ==========   ==========   ==========   ==========
Ratios (as a percentage of average daily net assets):

   Expenses....................................                   0.88%        0.71%        0.63%        0.61%        0.59%
                                                              ==========   ==========   ==========   ==========   ==========
   Expenses after custodian fee reduction(3) ..                   0.86%        0.70%        0.63%        0.61%        0.59%
                                                              ==========   ==========   ==========   ==========   ==========
   Net investment income ......................                   3.52%        5.08%        4.01%        4.45%        4.60%
                                                              ==========   ==========   ==========   ==========   ==========

--------------------------------------------------------------------------------------------------------------------------------

(2)Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the reinvestment date.
(3)Custodian fees were reduced by credits resulting from cash balances the fund maintained with the custodian (Note 1C). The computation of net expenses to average daily net assets reported above is computed without consideration of such credits.
(4)Under a written agreement in effect for the current fiscal year, Wright waives advisory fees and/or assumes operating expenses to the extent necessary to limit the expense ratio to 0.45%.



FOR MORE INFORMATION

Additional information about the funds' investments is available in the funds' semi-annual and annual reports to shareholders. The funds' annual report contains a discussion of the market conditions and investment strategies that affected the funds' performance over the past year.

You may want to read the statement of additional information (SAI) for more information on the funds and the securities they invest in. The SAI is incorporated into this prospectus by reference, which means that it is considered to be part of the prospectus. You can get free copies of the semi-annual and annual reports and the SAI, request other information or get answers to your questions about the funds by writing or calling:

    Wright Investors' Service Distributors, Inc.
    440 Wheelers Farms Road
    Milford, CT 06460
    (800) 888-9471

    E-mail: funds@wrightinvestors.com

Copies of documents and application forms can be viewed and downloaded from Wright's web site: www.wrightinvestors.com.


Text-only versions of fund documents can be viewed online or downloaded from the SEC's web site at http://www.sec.gov. You can also obtain copies by visiting the SEC's Public Reference Room in Washington DC. For information on the operation of the Public Reference Room, call (202) 942-8090. Copies of documents may also be obtained by sending your request and the appropriate duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-0102 or by electronic mail at publicinfo@sec.gov.


 Investment Company Act file numbers:

     The Wright Managed Equity Trust..........................811-03489
     The Wright Managed Income Trust..........................811-03668

                                        STATEMENT OF ADDITIONAL INFORMATION
                                                            STANDARD SHARES
                                                       INSTITUTIONAL SHARES
                                                        MONEY MARKET SHARES
                                                                May 1, 2002




                  THE WRIGHT MANAGED BLUE CHIP INVESTMENT FUNDS

                         THE WRIGHT MANAGED EQUITY TRUST

                     Wright Selected Blue Chip Equities Fund
                      Wright Major Blue Chip Equities Fund
                  Wright International Blue Chip Equities Fund

                                       and

                         THE WRIGHT MANAGED INCOME TRUST

                    Wright U.S. Government Intermediate Fund
                      (formerly Wright U.S. Treasury Fund)
                      Wright U.S. Government Near Term Fund
                          Wright Total Return Bond Fund
                           Wright Current Income Fund
                     Wright U.S. Treasury Money Market Fund

                                255 State Street
                           Boston, Massachusetts 02109


                         TABLE OF CONTENTS

                                                         Page


The Funds and their Investment Policies....................2
     The Wright Managed Equity Trust.......................2
     The Wright Managed Income Trust.......................4
Additional Investment Policies and Other Information.......5
Additional Information about the Trusts
     and the Portfolio Trust...............................9
Investment Restrictions...................................10
Management and Organization...............................12
Control Persons and Principal Holders of Shares...........15
Investment Advisory and Administrative Services...........17
Custodian and Transfer Agent..............................18
Independent Certified Public Accountants..................19
Brokerage Allocation......................................19
Pricing of Shares.........................................20
Principal Underwriter.....................................21
Service Plans.............................................22
Calculation of Performance and Yield Quotations...........23
Taxes.....................................................25
Financial Statements......................................27
APPENDIX..................................................28





This combined Statement of Additional Information is NOT a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by the current combined Prospectus of the funds in The Wright Managed Equity Trust and The Wright Managed Income Trust (the "Trusts"), dated May 1, 2002, as supplemented from time to time, which is incorporated herein by reference. A copy of the Prospectus may be obtained without charge from Wright Investors' Service Distributors, Inc., 440 Wheelers Farms Road, Milford, CT 06460 (Telephone: (800) 888-9471) or from the World Wide Web site (http://www.wrightinvestors.com). Although each fund offers only its shares of beneficial interest, it is possible that a fund might become liable for a misstatement or omission in this Statement of Additional Information regarding another fund because the funds use this combined Statement of Additional Information. The Trustees of the Trusts have considered this factor in approving the use of a combined Statement of Additional Information.

THE FUNDS AND THEIR INVESTMENT POLICIES

     Each fund is a diversified series of an open-end management investment company.

     The market price of securities held by the funds and the net asset value of each fund's shares will fluctuate in response to stock or bond market developments and, for WIBC, currency rate fluctuations. Capitalized terms used in this Statement of Additional Information have the same meaning as in the Prospectus.

THE WRIGHT MANAGED EQUITY TRUST

     The Wright Managed Equity Trust (the "Equity Trust") consists of three equity funds: Wright Selected Blue Chip Equities Fund (WBC), Wright Major Blue Chip Equities Fund (WMBC), and Wright International Blue Chip Equities Fund
(WIBC) (collectively, the "Equity funds").

     The objective of each Equity fund is described in the Prospectus. There is no guarantee that a fund will achieve its investment objective. Securities selected for each fund or portfolio are drawn from an investment list prepared by Wright Investors' Service, Inc. ("Wright" or "Investment Adviser"), and known as The Approved Wright Investment List (the "AWIL") and the International Approved Wright Investment List (the "International AWIL").

     All companies on the AWIL or International AWIL are, in the opinion of Wright, soundly financed "Blue Chips" with established records of earnings profitability and equity growth. All have established investment acceptance and active, liquid markets for their publicly owned shares.

     APPROVED WRIGHT INVESTMENT LIST (AWIL). Wright systematically reviews about 10,000 U.S. companies in its proprietary database in order to identify those which pass the minimum standards of prudence (e.g., the value of the company's assets and shareholders' equity exceeds certain minimum standards) and thus are suitable for consideration by fiduciary investors. Companies which meet these requirements (about 2,500 companies) are considered by Wright to be of "investment grade." They may be large or small, may have their securities traded on exchanges or over the counter, and may include companies not currently paying dividends on their shares. These companies are then subjected to extensive analysis and evaluation in order to identify those which meet Wright's standards of investment quality or are leaders in their industry. Only those companies meeting or exceeding these standards are assigned a Wright Quality Rating and are eligible for selection by the Wright Investment Committee for inclusion in the AWIL. The AWIL will normally be made of about 350 companies.

     WRIGHT SELECTED BLUE CHIP EQUITIES FUND (WBC). This fund seeks to achieve its investment objective by investing substantially all of its assets in a corresponding portfolio that has the same investment objective as the fund. The portfolio invests only in those companies whose current operations reflect defined, quantified characteristics which have been identified by Wright as being likely to provide comparatively superior total investment return. The process selects companies from the quality companies on the AWIL on the basis of Wright's evaluation of their recent valuation and price/earnings momentum. These selections are further reviewed to determine those that have the best value in terms of current price and current, as well as forecasted, earnings. Capitalization of companies selected is not a consideration. Companies may be mid cap or large. Professional investment personnel characterize Wright Selected Blue Chip Equities Fund as a blend of growth and value. The fund's benchmark is the Standard & Poor's Mid-Cap 400 Index (S&P Mid-Cap 400).

     The disciplines which determine sale include preventing individual holdings from exceeding 2 times their normal value position in this portfolio, preventing the retention of the securities of any company which no longer meets the standards of the AWIL, and portfolio holdings which cease to meet the outlook criteria described above. The disciplines which determine purchase provide that new funds, income from securities currently held, and proceeds of sales of securities will be used to increase those positions which at current market values are the further below their normal target values and to purchase companies which become eligible for the portfolio.

     The portfolio will, under normal market conditions, invest at least 80% of its net assets in Selected Blue Chip equity securities, including common stocks, preferred stocks and securities convertible into stock. This is a fundamental policy that can only be changed with shareholder approval. However, for temporary defensive purposes the portfolio may hold cash or invest without limit in the short-term debt securities described under "Additional Investment Policies and Other Information - Defensive Investments."

     WRIGHT MAJOR BLUE CHIP EQUITIES FUND (WMBC). This fund seeks to enhance total investment return (consisting of price appreciation plus income) by providing management of a broadly diversified portfolio of equity securities of larger well-established companies meeting strict quality standards. The fund will, through continuous professional investment supervision by Wright, pursue these objectives by investing in a diversified portfolio of common stocks of what are believed to be high-quality, well-established and profitable companies.

     The fund will, under normal market conditions, invest at least 80% of its net assets in equity securities, including common stocks, preferred stocks and securities convertible into stock. This is a fundamental policy that can only be changed with shareholder approval. However, for temporary defensive purposes the fund may hold cash or invest without limit in the short-term debt securities described under "Additional Investment Policies and Other Information - Defensive Investments."

     This fund is quality oriented and is suitable for a total equity account or as a base portfolio for accounts with multiple objectives. Investment, except for temporary defensive investments, will be made solely in larger companies on the AWIL. In selecting companies from the AWIL for this portfolio, the Investment Committee of Wright selects, based on quantitative formulae, those companies which are expected to do better over the intermediate term. The quantitative formulae take into consideration factors such as over/under valuation and compatibility with current market trends. The fund's benchmark is the Standard & Poor's 500 Index (S&P 500).

     The disciplines which determine sale include preventing individual holdings from exceeding 2-1/2 times their normal value position in this fund and requiring the sale of the securities of any company which no longer meets the standards of the AWIL. Also, portfolio holdings which fall in the unfavorable category based on the quantitative formulae described above are generally sold. The disciplines which determine purchase provide that new funds, income from securities currently held, and proceeds of sales of securities will be used to increase those positions which at current market are the furthest below their normal target values and to purchase companies which become eligible for the portfolio as described above.

     THE INTERNATIONAL APPROVED WRIGHT INVESTMENT LIST (INTERNATIONAL AWIL) . Wright systematically reviews approximately 14,000 non-U.S. companies from more than 50 countries contained in the Worldscope(R) database in order to identify those which, on the basis of at least five years of audited records, pass the minimum standards of prudence (e.g., the value of the companies assets and shareholders' equity exceeds certain minimum standards and its operations have been profitable during the last three years) and thus are suitable for consideration by fiduciary investors. Companies which meet these requirements (about 3,000 companies) are considered by Wright to be suitable for prudent investment. They may be large or small, may have their securities traded on exchanges or over the counter, and may include companies not currently paying dividends on their shares. These approximately 3,000 companies are then subjected to extensive analysis and evaluation in order to identify those which meet Wright's standards of investment quality or are leaders in their industry. Only those companies meeting or exceeding these standards (a subset of the 3,000 companies considered for prudent investment) are assigned a Wright Quality Rating and are eligible for selection by the Wright Investment Committee for inclusion in the International AWIL.

     WRIGHT INTERNATIONAL BLUE CHIP EQUITIES FUND (WIBC). This fund seeks to achieve its investment objective by investing substantially all of its assets in a corresponding portfolio that has the same investment objective as the fund. The portfolio will, through continuous professional investment supervision by Wright, pursue its objective by investing in a diversified portfolio of equity securities of high-quality, well-established and profitable non-U.S. companies having their principal business activities in at least three different countries outside the United States.

     The portfolio, under normal market conditions, will invest at least 80% of its net assets in International Blue Chip equity securities, including common stocks, preferred stocks and securities convertible into stock. This is a fundamental policy that can only be changed with shareholder approval. International Blue Chip equity securities are those included in the
International AWIL, as described above. However, for temporary defensive purposes the portfolio may hold cash or invest without limit in the short-term debt securities described under "Additional Investment Policies and Other Information -- Defensive Investments."

     The portfolio may purchase equity securities traded on a securities market of the country in which the company is located or other foreign securities exchanges, or it may purchase American Depositary Receipts ("ADRs") traded in the United States. Investing in the fund may be suitable for investors wishing to diversify their portfolios by investing in non-U.S. companies or for investors who simply wish to participate in non-U.S. investments. Although the fund's and the portfolio's net asset values will be calculated in U.S. dollars, fluctuations in foreign currency exchange rates may affect the value of an investment in the portfolio and the fund.

     The disciplines which determine sale include disposing of equity securities of any company which no longer meets the quality standards of the International AWIL. The disciplines which determine purchase provide that new funds, income from the securities held by the portfolio and proceeds of sales of the securities held by the portfolio will be used to increase those positions which at current market value are the furthest below their normal target values.

THE WRIGHT MANAGED INCOME TRUST

     The Wright Managed Income Trust (the "Income Trust") consists of four fixed income funds: Wright U.S. Government Intermediate Fund (WUSGIF), Wright U.S. Government Near Term Fund (WNTB), Wright Total Return Bond Fund (WTRB), and Wright Current Income Fund (WCIF) (collectively, the "Income Funds"), and a money market fund, Wright U.S. Treasury Money Market Fund (WTMM).

     Each fund seeks to achieve its objective through the investment policies described below.

     WRIGHT U.S. GOVERNMENT INTERMEDIATE FUND (WUSGIF) . This fund seeks to achieve its investment objective by investing substantially all of its assets in a corresponding portfolio that has the same investment objective as the fund. U.S. Government Intermediate Portfolio ("USGIP") invests in U.S. government obligations. Under normal market conditions, the portfolio will invest substantially all, but in any case at least 80%, of its total assets in such U.S. government obligations and in repurchase agreements with respect to such obligations. The portfolio will not invest in derivatives. The fund's benchmark is the Lehman Intermediate Government Bond Index.

     WRIGHT U.S. GOVERNMENT NEAR TERM FUND (WNTB) . This fund seeks to achieve its investment objective by investing substantially all of its assets in a corresponding portfolio that has the same investment objective as the fund. U.S. Government Near Term Portfolio ("USGNTP") invests in U.S. Government obligations with an average weighted maturity between one and three years. The U.S. Government securities in which the portfolio may invest include direct obligations of the U.S. Government, such as bills, notes and bonds issued by the U.S. Treasury; obligations of U.S. Government agencies and instrumentalities secured by the full faith and credit of the U.S. Treasury, such as securities, including pass-through securities, of the Government National Mortgage Association (GNMA) or the Export-Import Bank; obligations secured by the right to borrow from the U.S. Treasury, such as securities issued by the Federal Financing Bank or the Student Loan Marketing Association; and obligations backed only by the credit of the government agency itself, such as securities of the Federal Home Loan Bank, the Federal National Mortgage Association (FNMA) and the Federal Home Loan Mortgage Corporation (FHLMC).

     The portfolio may enter into repurchase agreements with respect to any securities in which it may invest. This fund is designed to appeal to the investor seeking a high level of income that is normally somewhat less variable and normally somewhat higher than that available from short-term U.S. Government money market securities and who is also seeking to limit fluctuation of capital (i.e. compared with longer term U.S. Government securities).


     WRIGHT TOTAL RETURN BOND FUND (WTRB) . The fund invests in bonds or other investment-grade debt securities selected by the Investment Adviser with a weighted average maturity that, in the Investment Adviser's judgment, produces the best total return, i.e., the highest total of ordinary income plus capital appreciation. There are no limits on the minimum or maximum weighted average maturity of the fund's portfolio or on the maturity of any individual security. Accordingly, investment selections may differ depending on the particular phase of the interest rate cycle. This fund may invest in U.S. Government and agency obligations, certificates of deposit of federally insured banks and corporate obligations rated at the date of investment "BBB" or better (investment grade) by Standard & Poor's Ratings Group ("S&P") or by Moody's Investors Service, Inc. ("Moody's") or, if not rated by such rating organizations, of comparable quality as determined by Wright pursuant to guidelines established by the Trustees. In any case, they must also meet Wright Quality Rating Standards. The fund will seek to dispose of securities downgraded to a rating below BBB by both Moody's and S&P. The fund's benchmark is the Lehman U.S. Aggregate Bond Index.


     WRIGHT CURRENT INCOME FUND (WCIF) . This fund seeks to achieve its investment objective by investing substantially all of its assets in a corresponding portfolio that has the same investment objective as the fund. Current Income Portfolio ("CIP") invests primarily in debt obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, mortgage-related securities of governmental or corporate issuers and corporate debt securities. The U.S. Government securities in which the portfolio may invest include direct obligations of the U.S. Government, such as bills, notes, and bonds issued by the U.S. Treasury; obligations of U.S. Government agencies and instrumentalities secured by the full faith and credit of the U.S. Treasury, such as securities of GNMA or the Export-Import Bank; obligations secured by the right to borrow from the U.S. Treasury, such as securities issued by the Federal Financing Bank or the Student Loan Marketing Association; and obligations backed only by the credit of the government agency itself, such as securities of Federal Home Loan Bank, FNMA and FHLMC.

     The portfolio may invest in mortgage-related securities issued by certain of the agencies or federally chartered corporations listed above. These include mortgage-backed securities of GNMA, FNMA and FHLMC, debentures and short-term notes issued by FNMA and collateralized mortgage obligations issued by FHLMC. These securities are backed by a pool of mortgages which pass through to investors the principal and interest payments of homeowners. Ginnie Mae guarantees that investors will receive timely principal payments even if homeowners do not make their mortgage payments on time. See "Additional Investment Policies and Other Information - Mortgage-Related Securities" on page 8.

     The corporate debt securities in which the portfolio may invest include commercial paper and other short-term instruments rated A-1 by S&P or P-1 by Moody's. The portfolio may invest in unrated debt securities if these are determined by Wright pursuant to guidelines established by the Trustees to be of a quality comparable to that of the rated securities in which the portfolio may invest. All of the corporate debt securities purchased by the portfolio must meet Wright Quality Rating Standards.

     Wright may allocate assets among different market sectors (such as agency securities, U.S. government and Treasury securities, and corporate debt securities) with different maturities based on its view of the relative value of each sector or maturity. In buying and selling securities for the portfolio, Wright analyzes a security's structural features, current price compared with its estimated long-term price, and the credit quality of its issuer.

     The portfolio may enter into repurchase agreements with respect to any securities in which it may invest.

     WRIGHT U.S. TREASURY MONEY MARKET FUND (WTMM) . The fund's objective is to provide as high a rate of current income as possible consistent with the preservation of capital and maintenance of liquidity. The fund will pursue its objective by investing exclusively in securities of the U.S. Government and its agencies that are backed by the full faith and credit of the U.S. Government ("U.S. Treasury securities") and in repurchase agreements relating to such securities. At least 80% of the fund's assets will be invested in direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, which differ only in their interest rates, maturities and times of issuance. Up to 20% of the fund's assets may be held in cash or invested in repurchase agreements.

     The fund will limit its portfolio to investments maturing in 13 months or less and maintains a weighted average maturity of not more than 90 days. The fund will seek to maintain a net asset value of $1.00 per share, but there is no assurance that the fund will be able to do so. The yield of the fund will fluctuate in response to changes in market conditions and interest rates.

     The fund will limit its investments to legal investments and investment practices for federal credit unions as set forth in the Federal Credit Union Act and the National Credit Union Administration Regulations. The fund will provide all federal credit union shareholders of record with sixty (60) days' written notice before changing this investment policy.

                                      * * *

     None of the funds is intended to be a complete investment program, and the prospective investor should take into account its objectives and other investments when considering the purchase of any fund's shares. The funds cannot eliminate risk or assure achievement of their objectives.

ADDITIONAL INVESTMENT POLICIES AND OTHER INFORMATION

     The Equity Trust, the Income Trust and the Portfolio Trust have adopted certain fundamental investment restrictions which are enumerated under "Investment Restrictions" and which may be changed as to a fund or portfolio only by the vote of a majority of the fund's or the portfolio's outstanding voting securities. Except for such enumerated restrictions and as otherwise indicated herein, the investment objective and policies of each fund and portfolio are not fundamental polices and accordingly may be changed by the Trustees of each Trust and the Portfolio Trust without obtaining the approval of a fund's shareholders or the investors in the corresponding portfolio, as the case may be. If any changes were made in a fund's investment objective, the fund might have investment objectives different from the objective which an investor considered appropriate at the time the investor became a shareholder in the fund. Each fund will notify its shareholders of any material change in its investment objective.

     The  use of the  term  "fund"  or  "funds"  in  the  following  "Additional
Investment   Policies  and  Other   Information"  is  intended  to  include  the
corresponding portfolios, except as noted.

     U.S. GOVERNMENT, AGENCY AND INSTRUMENTALITY SECURITIES - U.S. Government securities are issued by the Treasury and include bills, certificates of indebtedness, notes, and bonds. Agencies and instrumentalities of the U.S. Government are established under the authority of an act of Congress and include, but are not limited to, GNMA, the Tennessee Valley Authority, the Bank for Cooperatives, the Farmers Home Administration, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Land Banks, and FNMA.

      REPURCHASE AGREEMENTS - Each of the funds may enter into repurchase agreements to the extent permitted by its investment policies. A fund may enter into repurchase agreements only with large, well-capitalized banks or government securities dealers that meet Wright credit standards.

     Repurchase Agreements involve purchase of U.S. Government securities or of other high-quality, short-term debt obligations. At the same time a fund purchases the security, it resells it to the vendor (a member bank of the Federal Reserve System or recognized securities dealer), and is obligated to redeliver the security to the vendor on an agreed-upon date in the future. The resale price is in excess of the purchase price and reflects an agreed-upon market rate unrelated to the coupon rate on the purchased security. Such transactions afford an opportunity for a fund to earn a return on cash which is only temporarily available. A fund's risk is the ability of the vendor to pay an agreed-upon sum upon the delivery date, and the Trust believes the risk is limited to the difference between the market value of the security and the repurchase price provided for in the repurchase agreement. However, bankruptcy or insolvency proceedings affecting the vendor of the security which is subject to the repurchase agreement, prior to the repurchase, may result in a delay in a fund being able to resell the security.

     In all cases when entering into repurchase agreements with other than FDIC insured depository institutions, the funds will take physical possession of the underlying collateral security, or will receive written confirmation of the purchase of the collateral security and a custodial or safekeeping receipt from a third party under a written bailment for hire contract, or will be the recorded owner of the collateral security through the Federal Reserve Book-Entry System. Repurchase agreements are considered to be loans under the Investment Company Act of 1940 (the "1940 Act").

     CERTIFICATES OF DEPOSIT - are certificates issued against funds deposited in a bank, are for a definite period of time, earn a specified rate of return, and are normally negotiable.

     BANKERS' ACCEPTANCES - are short-term credit instruments used to finance the import, export, transfer or storage of goods. They are termed "accepted" when a bank guarantees their payment at maturity.

     COMMERCIAL PAPER - refers to promissory notes issued by corporations in order to finance their short-term credit needs.

     FINANCE COMPANY PAPER - refers to promissory notes issued by finance companies in order to finance their short-term credit needs.

     CORPORATE OBLIGATIONS - include bonds and notes issued by corporations in order to finance longer-term credit needs.

     FOREIGN SECURITIES - WIBC may invest in foreign securities. Investing in securities of foreign governments or securities issued by companies whose principal business activities are outside the United States may involve significant risks not associated with domestic investments. It is anticipated that in most cases, the best available market for foreign securities will be on exchanges or in over-the-counter markets located outside the U.S. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the U.S. Securities of some foreign issuers (particularly those located in emerging market countries) may be less liquid and more volatile than securities of comparable U.S. companies. In addition, foreign brokerage commissions are generally higher than commissions on securities traded in the U.S. and may be non-negotiable. In general, there is less overall governmental supervision and regulation of securities exchanges, brokers and listed companies than in the U.S.

     The limited liquidity of certain foreign markets in which the fund may invest may affect the fund's ability to accurately value its assets invested in such market. In addition, the settlement systems of certain foreign countries are less developed than the U.S., which may impede the fund's ability to effect portfolio transactions. There is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing and financial reporting requirements comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in exchange control regulations, expropriation or confiscatory taxation, limitation on removal of funds or other assets of the fund, political or financial instability or diplomatic and other developments which could affect such investments. Further, economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the U.S.

     These risks may be intensified for the fund's investments in Latin or South American emerging markets and countries with limited or developing capital markets. Security prices in these markets can be significantly more volatile than in more developed countries, reflecting the greater uncertainties of investing in less established markets and economies. Political, legal and economic structures in many of these emerging market countries may be undergoing significant evolution and rapid development, and they may lack the social, political, legal and economic stability characteristic of more developed countries. Emerging market countries may have failed in the past to recognize private property rights. They may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions on repatriation of assets, and may have less protection of property rights than more developed countries. Their economies may be predominately based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens, inflation rates or currency exchange rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. The fund may be required to establish special custodial or other arrangements before making certain investments in those countries. Securities of issuers located in these countries may have limited marketability and may be subject to more abrupt or erratic price movements.

     FOREIGN CURRENCY EXCHANGE TRANSACTIONS - WIBC may engage in foreign currency exchange transactions. Investments in securities of foreign governments and companies whose principal business activities are located outside of the United States will frequently involve currencies of foreign countries. In addition, assets of the fund may temporarily be held in bank deposits in foreign currencies during the completion of investment programs. Therefore, the value of the fund's assets, as measured in U.S. dollars, may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations. Although the fund values its assets daily in U.S. dollars, the fund does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The fund may conduct its foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market. The fund will convert currency on a spot basis from time to time and will incur costs in connection with such currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the fund at one rate, while offering a lesser rate of exchange should the fund desire to resell that currency to the dealer. The fund does not intend to speculate in foreign currency exchange rates.

     As an alternative to spot transactions, the fund may enter into contracts to purchase or sell foreign currencies at a future date ("forward" contracts) or purchase currency call or put options. A forward contract involves an obligation to purchase or sell a specific currency at a future date and price fixed by agreement between the parties at the time of entering into the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally involves no deposit requirement and no commissions are charged at any stage for trades. The fund intends to enter into such contracts only on net terms. The purchase of a put or call option is an alternative to the purchase or sale of forward contracts and will be used if the option premiums are less then those in the forward contract market.

     The fund may enter into forward contracts only under two circumstances. First, when the fund enters into a contract for the purchase or sale of a security quoted or dominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. This is accomplished by entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying security transaction ("transaction hedging"). Such forward contract transactions will enable the fund to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date of payment for the security.

     Second, when the Investment Adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, the fund may enter into a forward contract to sell, for a fixed amount of U.S. dollars, the amount of foreign currency approximating the value of some or all of the securities quoted or denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible. The future value of such securities in foreign currencies will change as a consequence of fluctuations in the market value of those securities between the date the forward contract is entered into and the date it matures. The projection of currency exchange rates and the implementation of a short-term hedging strategy are highly uncertain.

     The fund will place cash or liquid securities in a segregated account. The amount of such segregated assets will be at least equal to the value of the fund's total assets committed to the consummation of forward contracts involving the purchase of forward currency. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the fund's commitments with respect to such contracts.

     At the maturity of a forward contract, the fund may elect to sell the portfolio security and make delivery of the foreign currency. Alternatively, the fund may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an identical offsetting contract from the same currency trader.

     It is impossible to forecast with precision the market value of portfolio securities at the expiration of a forward contract. Accordingly, it may be necessary for the fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the fund intends to sell the security and the market value of the security is less than the amount of foreign currency that the fund is obligated to deliver. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency that the fund is obligated to deliver.

     If the fund retains the portfolio security and engages in an offsetting transaction, the fund will incur a gain or a loss (as described below) to the extent that there has been a change in forward contract prices. If the fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward contract prices decline during the period between the date the fund enters into a forward contract for the sale of the foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward contract prices increase, the fund will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

     The fund will not speculate in forward contracts and will limit its use of such contracts to the transactions described above. Of course, the fund is not required to enter into such transactions with respect to its portfolio securities and will not do so unless deemed appropriate by the Investment Adviser. This method of protecting the value of the fund's securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which the fund can achieve at some future time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might be realized if the value of such currency increases.

     "FORWARD COMMITMENTS AND WHEN-ISSUED" SECURITIES - Each fund may purchase when-issued securities and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Alternatively, a fund may enter into offsetting contracts for the forward sale of other securities that it owns. Securities purchased or sold on a when-issued or forward commitment basis involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or if the value of the security to be sold increases prior to the settlement date.

     Securities are frequently offered on a "when-issued" basis. When so offered, the price, which is generally expressed in terms of yield to maturity, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities may take place at a later date. Normally, the settlement date occurs 15 to 90 days after the date of the transaction. The payment obligation and the interest rate that will be received on the securities are fixed at the time a fund enters into the purchase commitment. During the period between purchase and settlement, no payment is made by the fund to the issuer and no interest accrues to the fund. To the extent that assets of a fund are held in cash pending the settlement of a purchase of securities, the fund would earn no income; however, it is intended that the funds will be fully invested to the extent practicable and subject to the policies stated above. While forward commitments and when-issued securities may be sold prior to the settlement date, it is intended that such securities will be purchased for a fund with the purpose of actually acquiring them unless a sale appears to be desirable for investment reasons. At the time a commitment to purchase securities on a when-issued basis is made for a fund, the transaction will be recorded and the value of the security reflected in determining the fund's net asset value.

     The Trust will establish a segregated account in which a fund that purchases securities on a when-issued basis will maintain cash and liquid securities equal in value to commitments for when-issued securities. If the value of the securities placed in the separate account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will at least equal the amount of a fund's when-issued commitments. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date. Securities purchased on a when-issued basis and the securities held by a fund are subject to changes in value based upon the public's perception of the credit worthiness of the issuer and changes in the level of interest rates (which will generally result in both changing in value in the same way, i.e., both experiencing appreciation when interest rates decline and depreciation when interest rates rise). Therefore, to the extent that a fund remains substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be greater fluctuations in the market value of the fund's net assets than if cash were solely set aside to pay for when-issued securities.

     DEFENSIVE INVESTMENTS - During periods of unusual market conditions, when Wright believes that investing for temporary defensive purposes is appropriate, all or a portion of each fund's or portfolio's assets may be held in cash or invested in short-term obligations. Short-term obligations include but are not limited to short-term obligations issued or guaranteed as to interest and principal by the U.S. Government or any agency or instrumentality thereof (including repurchase agreements collateralized by such securities); commercial paper which at the date of investment is rated A-1 by S&P or P-1 by Moody's, or, if not rated by such rating organizations, is deemed by Wright pursuant to procedures established by the Trustees to be of comparable quality; short-term corporate obligations and other debt instruments which at the date of investment are rated AA or better by S&P or Aa or better by Moody's or, if unrated by such rating organizations, are deemed by Wright pursuant to procedures established by the Trustees to be of comparable quality; and certificates of deposit, bankers' acceptances and time deposits of domestic banks which are determined to be of high quality by Wright pursuant to procedures established by the Trustees. The funds may invest in instruments and obligations of banks that have other relationships with the funds, the portfolios, Wright or Eaton Vance Management, the Trusts' Administrator ("Eaton Vance" or "Administrator"). No preference will be shown towards investing in banks which have such relationships.

     MORTGAGE-RELATED SECURITIES - WTRB and WCIF may invest in mortgage-related securities, including collateralized mortgage obligations ("CMOs") and other derivative mortgage-related securities. These securities will either be issued by the U.S. Government or one of its agencies or instrumentalities or, if privately issued, supported by mortgage collateral that is insured, guaranteed or otherwise backed by the U.S. Government or its agencies or instrumentalities. The funds do not invest in the residual classes of CMOs, stripped mortgage-related securities, leveraged floating rate instruments or indexed securities.

     Mortgage-related securities represent participation interests in pools of adjustable and fixed mortgage loans. Unlike conventional debt obligations, mortgage-related securities provide monthly payments derived from the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans. The mortgage loans underlying mortgage-related securities are generally subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment. Under certain interest and prepayment rate scenarios, a fund may fail to recover the full amount of its investment in mortgage-related securities purchased at a premium, notwithstanding any direct or indirect governmental or agency guarantee. The fund may realize a gain on mortgage-related securities purchased at a discount. Since faster than expected prepayments must usually be invested in lower yielding securities, mortgage-related securities are less effective than conventional bonds in "locking in" a specified interest rate. Conversely, in a rising interest rate environment, a declining prepayment rate will extend the average life of many mortgage-related securities. Extending the average life of a mortgage related security increases the risk of depreciation due to future increases in market interest rates.

     A fund's investments in mortgage-related securities may include conventional mortgage pass-through securities and certain classes of multiple class CMOs. Senior CMO classes will typically have priority over residual CMO classes as to the receipt of principal and/or interest payments on the underlying mortgages. The CMO classes in which a fund may invest include sequential and parallel pay CMOs, including planned amortization class ("PAC") and target amortization class ("TAC") securities.

     Different types of mortgage-related securities are subject to different combinations of prepayment, extension, interest rate and/or other market risks. Conventional mortgage pass-through securities and sequential pay CMOs are subject to all of these risks, but are typically not leveraged. PACs, TACs and other senior classes of sequential and parallel pay CMOs involve less exposure to prepayment, extension and interest rate risk than other mortgage-related securities, provided that prepayment rates remain within expected prepayment ranges or "collars."

     LENDING PORTFOLIO SECURITIES - All of the funds in the Equity Trust may seek to increase income by lending portfolio securities to broker-dealers or other institutional borrowers. Under present regulatory policies of the Securities and Exchange Commission, such loans are required to be secured continuously by collateral in cash or liquid assets held by the fund's custodian and maintained on a current basis at an amount at least equal to the market value of the securities loaned, which will be marked to market daily. Cash equivalents include certificates of deposit, commercial paper and other short-term money market instruments. The fund would have the right to call a loan and obtain the securities loaned at any time on up to five business days' notice. The fund would not have the right to vote any securities having voting rights during the existence of a loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or the giving or withholding of their consent on a material matter affecting the investment.

     During the existence of a loan, a fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and will also receive a fee, or all or a portion of the interest, if any, on investment of the collateral. However, the fund may at the same time pay a transection fee to such borrowers and administrative expenses, such as finders' fees to third parties. As with other extensions of credit there are risks of delay in recovery or even loss of rights in the securities loaned if the borrower of the securities fails financially. However, the loans will be made only to organizations deemed by the Investment Adviser to be of good standing and when, in the judgment of the Investment Adviser, the consideration which can be earned from securities loans of this type justifies the attendant risk. The financial condition of the borrower will be monitored by the Investment Adviser on an ongoing basis and collateral values will be continuously maintained at no less than 100% by "marking to market" daily. If the Investment Adviser decides to make securities loans, it is intended that the value of the securities loaned would no exceed 30% of the fund's total assets.

ADDITIONAL INFORMATION ABOUT THE TRUSTS AND THE PORTFOLIO TRUST

     Unless otherwise defined herein, capitalized terms have the meaning given them in the Prospectus.


     Each Trust is an open-end, management investment company organized as a Massachusetts business trust. The Wright Managed Equity Trust was organized in 1982 and has the three series described herein. Wright Selected Blue Chip Equities Fund and Wright Major Blue Chip Equities Fund each offer a single class of shares - Standard Shares. Wright International Blue Chip Equities Fund offers two classes of shares - Standard Shares and Institutional Shares. The Wright Managed Income Trust was organized in 1983 and has the five series described herein. Each of Wright U.S. Government Intermediate Fund, Wright Government Near Term Fund and Wright Total Return Fund offers a single class of shares - Standard Shares. Wright Current Income Fund offers two classes of shares -Standard Shares and Institutional Shares. Wright U.S. Treasury Money Market Fund offers a single class of shares referred to as Money Market Shares. The Trusts' series are collectively referred to as the "funds." Each fund is a diversified fund. Prior to May 1, 2002, the name of Wright U.S. Government Intermediate Fund was "Wright U.S. Treasury Fund."

     Each Trust's Declaration of Trust may be amended with the affirmative vote of a majority of the outstanding shares of the Trust or, if the interests of a particular fund or class are affected, a majority of such fund's or class's outstanding shares. The Trustees are authorized to make amendments to each Declaration of Trust that do not have a material adverse effect on the financial interests of shareholders. Each Trust or series may be terminated upon the sale of the Trust's or series' assets to another diversified open-end management investment company, if approved by vote of a majority of the Trust's Trustees. Each Trust or series or class may be terminated upon liquidation and distribution of the assets of the Trust or series or class, if approved by a majority of the Trustees. If not so terminated, each Trust or series or class may continue indefinitely.

     Each Trust's Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law; however, nothing in either Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

     The Trusts are organizations of the type commonly known as "Massachusetts business trusts." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. Each Trust's Declaration of Trust contains an express disclaimer of shareholder liability in connection with the Trust property or the acts, obligations or affairs of the Trust. Each Declaration of Trust also provides for indemnification out of the Trust property of any shareholder held personally liable for the claims and liabilities to which a shareholder may become subject by reason of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a Trust itself would be unable to meet its obligations. The risk of any shareholder incurring any liability for the obligations of a Trust is extremely remote. The Investment Adviser does not consider this risk to be material.

     Each portfolio is a series of the Portfolio Trust, an open-end management investment company registered under the 1940 Act. The Portfolio Trust was organized as a trust under the laws of the State of New York on March 18, 1997.

     Interests in the Portfolio Trust have no preemptive or conversion rights, and are fully paid and non-assessable except as described in the Prospectus. The Portfolio Trust normally will not hold meetings of holders of such interests except as required under the 1940 Act. The Portfolio Trust would be required to hold a meeting of holders in the event that at any time less than a majority of its Trustees holding office had been elected by holders. The Trustees of the Portfolio Trust continue to hold office until their successors are elected and have qualified. Trustees may be removed by a majority vote of the interests held by holders in the Portfolio Trust qualified to vote in the election. The 1940 Act requires the Portfolio Trust to assist its holders in calling such a meeting. Upon liquidation of a portfolio, holders in the portfolio would be entitled to share pro rata in the net assets of the portfolio available for distribution to holders.

     Each holder in the Portfolio Trust is entitled to a vote in proportion to its percentage interest in the Portfolio Trust.

INVESTMENT RESTRICTIONS

     The following investment restrictions have been adopted by each Trust and the Portfolio Trust and may be changed as to a fund or a portfolio, as the case may be, only by the vote of a majority of the fund's or portfolio's outstanding voting securities, which as used in this Statement of Additional Information means the lesser of (a) 67% of the shares of the fund or the interests of the portfolio if the holders of more than 50% of the shares or interests, as the case may be, are present or represented at the meeting or (b) more than 50% of the shares or interests of the fund or portfolio. Accordingly, the funds (portfolios) may not:

(1) Borrow money or issue senior securities except as permitted by the Investment Company Act of 1940. In addition, a fund or portfolio may not issue bonds, debentures or senior equity securities, other than shares of beneficial interest;

(2) With respect to 75% of the total assets of a fund or portfolio, purchase the securities of any issuer if such purchase would cause more than 5% of its total assets (taken at market value) to be invested in the securities of such issuer, or purchase securities of any issuer if such purchase would cause more than 10% of the total voting securities of such issuer to be held by the fund or portfolio, except obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

(3) Purchase securities on margin (but a fund or portfolio may obtain such short-term credits as may be necessary for the clearance of purchase and sales of securities);

(4) Purchase or sell real estate, although a fund or portfolio may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate;

(5) Purchase or sell commodities or commodity contracts for the purchase or sale of physical commodities other than currency, excluding financial futures contracts and options on these financial futures contracts;

(6) Make an investment in any one industry that would cause investments in such industry to equal or exceed 25% of the fund's or portfolio's total assets taken at market value at the time of such investment (other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities);

(7)  Underwrite or participate in the marketing of securities of others; and

(8) Make loans to any person except by (a) the acquisition of debt securities and making portfolio investments, (b) entering into repurchase agreements, or (c) lending portfolio securities.

     Notwithstanding the investment policies and restrictions of a fund, a fund which is organized in a master-feeder structure may invest its assets in an open-end management investment company with substantially the same investment objective, policies and restrictions as the fund. Notwithstanding the investment restrictions set forth above, WTMM will be subject to the restrictions set forth in Rule 2a-7 under the 1940 Act.

NONFUNDAMENTAL INVESTMENT RESTRICTIONS - In addition to the foregoing fundamental investment restrictions, each Trust and the Portfolio Trust have adopted the following nonfundamental policies which may be amended or rescinded by the vote of the Trust's or the Portfolio Trust's Board of Trustees without shareholder or interest holder approval. The funds (portfolios) may not:

(a) Invest more than 15% (10% for Wright U.S. Treasury Money Market Fund) of the fund's or portfolio's net assets in illiquid investments, including repurchase agreements maturing in more than seven days, securities which are not readily marketable and restricted securities not eligible for resale pursuant to Rule 144A under the 1933 Act, but excluding commercial paper offered in reliance on Section 4(2) of the 1933 Act.

(b) Purchase additional securities if the fund's or portfolio's borrowings exceed 5% of its total assets;

(c)  Make short sales of securities, except short sales against the box; and

(d) For purposes of fundamental investment restriction no. 6, the Trusts and the Portfolio Trust consider utility companies, gas, electric, water and telephone companies as separate industries; except that, with respect to any fund which has a policy of being primarily invested in obligations whose interest income is exempt from federal income tax, the restriction shall be that the Trust (Portfolio Trust) will not purchase for that fund either (i) pollution control and industrial development bonds issued by non-governmental users or (ii) securities whose interest income is not exempt from federal income tax, if in either case the purchase would cause more than 25% of the market value of the assets of the fund (portfolio) at the time of such purchase to be invested in the securities of one or more issuers having their principal business activities in the same industry.


     The Equity Trust on behalf of Wright Major Blue Chip Equities Fund, the Income Trust on behalf of Wright Total Return Bond Fund and Wright U.S. Treasury Money Market Fund, and the Portfolio Trust, have each adopted the following nonfundamental investment restriction.

     o The funds (portfolios) may not acquire the securities of a registered open-end investment company or a registered unit investment trust in reliance on the provisions of Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.

     Each  fund  and  portfolio   has  adopted  the  following   non-fundamental
investment policies which may be changed by the trustees without approval by the fund's shareholders:

     o The 1940 Act currently allows a fund to borrow (1) for any reason from banks or by entering into reverse repurchase agreements in an amount not exceeding one-third of the fund's total assets and (2) for temporary purposes (presumed to mean not more than 60 days). If a fund's borrowings under clause (1) later exceeds one-third of the fund's total assets, the fund must reduce its borrowings below this level within three business days.

     o Each fund has adopted a policy to give shareholders at least 60 days written notice of any name-related investment policy changes.

     Except for the restriction on borrowing described in the above paragraph, if a percentage restriction contained in any fund's or portfolio's investment policies is adhered to at the time of investment, a later increase or decease in the percentage resulting from a change in the value of portfolio securities or the fund's or portfolio's net assets will not be considered a violation of such restriction. If such a change causes a fund to exceed its percentage limitation on illiquid investments, the fund will reduce these investments, in an orderly manner, to a level that does not exceed this limitation.

MANAGEMENT AND ORGANIZATION


Fund Management. The Trustees and principal officers of the Trust and the Portfolios are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. The business address of each Trustee and principal officer is 255 State Street, Boston, Massachusetts 02109.

Definitions:
-----------
"WISDI" means Wright Investors' Service Distributors, Inc., the principal underwriter of the fund.
"Winthrop" means The Winthrop Corporation, a holding company which owns all of the shares of Wright and WISDI.

                                                                                                 Number of
                                        Term*                                                    Portfolios in
                         Position(s)    of Office                                                Fund Complex
Name                     with the       and Length        Principal Occupation                   Overseen           Other
and Age                  [Trust/Fund]   of Service        During Past Five Years                 By Trustee         Directorships
------------------------------------------------------------------------------------------------------------------------------------

INTERESTED TRUSTEES

H. Day Brigham, Jr.**    Vice President,Vice President,   Director of Wright and Winthrop since      15             Director of
Age   75                 Secretary      Secretary and     February 1997; Retired Vice President,                    Wright and
                         and            Trustee           Chairman of the Management Committee                      Winthrop
                         Trustee        since             and Chief Legal Officer of Eaton Vance
                                        Inception         Corp.; Vice President and Secretary of
                                                          15 funds managed by Wright
----------------------------------------------------------------------------------------------------------------------------------

Judith R. Corchard***    Vice President Vice President    Executive Vice President, Investment        14            Director of
Age   63                 and            of the Trusts     Management; Senior Investment Officer                     Wright and
                         Trustee        since June, 1998; and Director of Wright and Winthrop;                      Winthrop
                                        Trustee of the    Vice President of 15 funds managed
                                        Trusts since      by Wright
                                        December, 1997;
                                        Vice President and
                                        Trustee of the Portfolio
                                        since Inception
-----------------------------------------------------------------------------------------------------------------------------------

Peter M. Donovan***      President      President         President and Chief Executive Officer and     15          Director of
Age   58                 and            and Trustee       Director of Wright and Winthrop; Chairman                 Wright and
                         Trustee        since             of the Investment Committee; Vice President,              Winthrop
                                        Inception         Treasurer and a Director of WISDI; President
                                                          of 15 funds managed by Wright
-----------------------------------------------------------------------------------------------------------------------------------

A.M. Moody, III****      Vice President Vice President    Senior Vice President of Wright and           15            None
Age   65                 and            of the Trusts     Winthrop; President of WISDI; Vice
                         Trustee        since December,   President of 15 funds managed by
                                        1990; Trustee of  Wright
                                        the Trusts since
                                        January, 1990; Vice
                                        President and Trustee
                                        of the Portfolio
                                        since Inception
------------------------------------------------------------------------------------------------------------------------------------

INDEPENDENT TRUSTEES

James P. Biggs           Trustee        Trustee           Retired President, Peoples Bank of             14            None
Age   61                                since             Connecticut; 1997 to 1999 President
                                        June, 2001        and Chief Operating Officer,
                                                          Peoples Bank of Connecticut
-----------------------------------------------------------------------------------------------------------------------------------

Dorcas R. Hardy          Trustee        Trustee           President, Dorcas R. Hardy & Associates         15            None
Age   55                                since             (a public policy and government relations
                                        December,         firm) Spotsylvania, VA; Director,
                                         1998             The  Options Clearing Corporation and First
                                                          Coast Service Options, Jacksonville, FL;
                                                          former Commissioner of Social Security

----------------------------------------------------------------------------------------------------------------------------------

                                                                                                 Number of
                                        Term*                                                    Portfolios in
                         Position(s)    of Office                                                Fund Complex
Name                     with the       and Length        Principal Occupation                   Overseen          Other
and Age                  [Trust/Fund]   of Service        During Past Five Years                 By Trustee        Directorships
----------------------------------------------------------------------------------------------------------------------------------

Leland Miles             Trustee        Trustee           President Emeritus, University of              15            None
Age   78                                since             Bridgeport (1987 to present);
                                        1988              President Emeritus of the International
                                                          Association of University Presidents
                                                          (1984 to present)
-----------------------------------------------------------------------------------------------------------------------------------

Lloyd F. Pierce          Trustee        Trustee           Retired Vice Chairman,                         15            None
Age   83                                since Inception   People's Bank, Bridgeport, CT
----------------------------------------------------------------------------------------------------------------------------------

Richard E. Taber         Trustee        Trustee since     Chairman and Chief Executive Officer           15             None
Age   53                                March, 1997       of First County Bank, Stamford, CT.
-----------------------------------------------------------------------------------------------------------------------------------

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

James L. O'Connor        Treasurer      Trustee of        Vice President Eaton Vance Management;          15            None
Age 56                                  the Trusts        Administrator for the funds and the
                                        since April 1989; portfolios; Treasurer of 15 funds managed
                                        Treasurer of      by Wright and 170 funds managed by
                                        the Portfolio     Eaton Vance and its affiliates.
                                        since Inception
----------------------------------------------------------------------------------------------------------------------------------

*     Trustees serve an indefinite term. Officers are elected annually.

** Mr. Brigham is an interested person of the Trusts/Portfolio because of his positions as Vice President and Secretary of the Trust and a Director of Wright and Winthrop

*** Ms. Corchard an interested person of the Trusts/Portfolio because of her position as a Vice President of the Trust and Vice President, Investment
      Management  and Senior  Investment  Officer,  and  Director  of Wright and
      Winthrop

**** Mr. Donovan is an interested person of the Trusts/Portfolio because of his positions as President of the Trust, President, Chief Executive Officer and Director of Wright and Winthrop, Chairman of the Investment Committee and Vice President, Treasurer and a Director of WISDI

***** Mr. Moody is an interested person of the Trusts/Portfolio because of his positions as Vice President of the Trust, Senior Vice President of Wright and Winthrop and President of WISDI

     The fees and expenses of those Trustees of the Trusts and the Portfolio Trust (Messrs. Biggs, Miles, Pierce, and Taber and Ms. Hardy) who are not interested persons of the Trusts and the Portfolio Trust and of Mr. Brigham are paid by the Trusts and the Portfolio Trust, respectively. They also receive additional payments from other investment companies for which Wright provides investment advisory services. The Trustees who are employees of Wright receive no compensation from the Trusts and the Portfolio Trust. The Trusts and the Portfolio Trust do not have a retirement plan for the Trustees. For Trustee compensation from the Trusts and the other funds in the Wright Funds complex for the fiscal year ended December 31, 2001, see the following table.

                               COMPENSATION TABLE
                       Fiscal Year Ended December 31, 2001

                    THE WRIGHT MANAGED EQUITY TRUST - 3 Funds

                    THE WRIGHT MANAGED INCOME TRUST - 5 Funds

                                                                   Aggregate Compensation from

---------------------------------------------------------------------------------------------------------------------------------
                                        The Wright Managed    The Wright Managed    The Wright Managed         Funds and
Trustees                                   Equity Trust          Income Trust         Portfolio Trust      Funds Complex(1)
---------------------------------------------------------------------------------------------------------------------------------
James P.  Biggs                               $1,800                $1,800                $1,800                $ 7,200
H. Day Brigham, Jr.                            2,800                 2,800                 2,800                15,000
Dorcas R. Hardy                                2,800                 2,800                 2,800                15,000
Leland Miles                                   2,800                 2,800                 2,800                15,000
Lloyd F. Pierce                                3,267                 3,267                 3,267                17,500
Richard E. Taber                               2,800                 2,800                 2,800                15,000
----------------------------------------------------------------------------------------------------------------------------------

(1) As of May 1, 2002, the Wright fund complex consists of 15 funds.

     Each Trust's and the Portfolio Trust's Board of Trustees has established an Independent Trustees' Committee and an Audit Committee, each consisting of all of the Independent Trustees who are Messrs. Biggs, Miles, Pierce (Chairman) and Taber and Ms. Hardy. The responsibilities of the Independent Trustees' Committee include those of a nominating committee for additional or replacement trustees of the Trust and a contract review committee for consideration of renewals or changes in the investment advisory agreements, distribution agreements and distribution plans and other agreements as appropriate. The responsibilities of the Audit Committee are: (a) to oversee the Trusts' accounting and financial reporting practices, their internal controls and, as appropriate, the internal controls of certain service providers; (b) to oversee the quality and objectivity of the Trusts' financial statements and the independent audit thereof; and (c) to act as a liaison between the Trusts' independent auditors and the full Board of Trustees. In the fiscal year ending December 31, 2001, the Independent Trustees Committee convened five times and the Audit Committee convened two times.

     The Trustees will, when a vacancy exists or is anticipated, consider any nominee for Trustee recommended by a shareholder if such recommendation is submitted to the Trustees in writing and contains sufficient background information concerning the individual to enable a proper judgment to be made as to such individual's qualifications.

     The Trustees, including the Independent Trustees, considered the renewal of the Investment Advisory Contract between the Trust/Portfolio and Wright at a meeting held for that purpose on January 24, 2002.

     In evaluating the Investment Advisory Contract, the Independent Trustees met separately from the Interested Trustees and reviewed and considered materials furnished by Wright, including information regarding Wright, its affiliates and personnel, operations and financial condition. The Independent Trustees discussed with representatives of Wright (including portfolio management personnel) the operations of the funds and the capabilities of Wright to provide advisory and other services to each fund. The Independent Trustees considered, among other things, the following:

     o The nature, extent and quality of services provided by Wright as investment adviser;
     o Information on the investment performance of the fund, relevant peer groups of funds and appropriate indices;
     o Costs of services provided and the resulting profits realized by the adviser from its relationship with the fund;
     o Other sources of revenue, if any, that accrue to the adviser as a result of the relationship;
     o   The financial condition and organization of the investment adviser;
     o Wright's administrative systems which monitor the relationships with the fund's custodian and transfer agent;
     o   Control of operating expenses of the fund;
     o   The manner in which portfolio transactions are conducted;
     o The resources devoted to compliance efforts on behalf of the fund and the record of compliance with the fund's investment policies and restrictions and the adviser's code of ethics;
     o   Comparative  analysis  of expense  ratios of similar  funds;
     o   Investment management  staffing of the adviser;
     o   Information  provided to investors, including shareholders;
     o   Sales and redemption data in respect of the fund;

     The Independent Trustees' Committee did not consider any single factor as controlling in their consideration of the renewal of the Investment Advisory Contract, nor are the considerations described above all encompassing. Based on their consideration of all factors which they considered material, and with the assistance of independent counsel, the Independent Trustees' Committee concluded that the renewal of the Investment Advisory Contract with its current fee structure is in the interests of the shareholders.

SHARE OWNERSHIP. The following table shows the dollar range of equity securities beneficially owned by each Trustee in each fund and in all Wright Managed Funds overseen by the Trustee as of December 31, 2001.

INTERESTED TRUSTEES

                                                    Trustee Name and Dollar Range of Equity Securities Owned
----------------------------------------------------------------------------------------------------------------------------------
Fund Name                                            Brigham           Corchard           Donovan           Moody
----------------------------------------------------------------------------------------------------------------------------------

WSBC                                                 $10,001-$50,000   $50,001-$100,000   $10,001-$50,000   None
WMBC                                                 $10,001-$50,000   Over $100,000      Over $100,000     $50,001-$100,000
WIBC                                                 $1- $10,000       $50,001-$100,000   $50,001-$100,000  None
WUSGI                                                $1- $10,000       None               $10,001-$50,000   None
WNTB                                                 $10,001-$50,000   $10,001-$50,000    $10,001-$50,000   None
WTRB                                                 $1- $10,000       Over $100,000      None              None
WCIF                                                 $1- $10,000       None               None              None
WTMM                                                 $1- $10,000       None               None              None

Aggregate Dollar Range of  Equity                    $50,001-$100,000  Over $100,000      Over $100,000     $50,001-$100,000
Securities Owned in all Registered
Funds Overseen by Trustee in the
Wright Fund Complex

-----------------------------------------------------------------------------------------------------------------------------------

INDEPENDENT TRUSTEES

                                                    Trustee Name and Dollar Range of Equity Securities Owned
---------------------------------------------------------------------------------------------------------------------------------
Fund Name                           Biggs            Hardy             Miles            Pierce            Taber
---------------------------------------------------------------------------------------------------------------------------------

WSBC                                None             $1 - $10,000      None             None              $10,001-$50,000
WMBC                                None             None              None             $10,001-$50,000   $10,001-$50,000
WIBC                                None             None              $10,001-$50,000  None               $10,001-$50,000
WUSGI                               None             None              None             None              None
WNTB                                None             None              None             None              None
WTRB                                None             None              None             None              $1- $10,000
WCIF                                None             $10,001-$50,000   None             None              None
WTMM                                None             None              None             None              None

Aggregate Dollar Range of Equity    None             $10,001-$50,000   $10,001-$50,000  $10,001-$50,000   Over $100,000
Securities Owned in all Registered
Funds Overseen by Trustee in the
Wright Fund Complex

----------------------------------------------------------------------------------------------------------------------------------


CONTROL PERSONS AND PRINCIPAL HOLDERS OF SHARES

     As of April 1, 2002, the following shareholders were record holders of the following percentages of the outstanding shares of the funds:

EQUITY TRUST                                                                 Percent of Outstanding Shares Owned
                                                                      ----------------------------------------------------------
                                                                       WSBC                WMBC                 WIBC
                                                                      ----------------------------------------------------------
                                                                                         Standard      Standard   Institutional
--------------------------------------------------------------------------------------------------------------------------------
Ruane & Co.                                                             5.25%              5.17%         21.93%
c/o Tompkins County Trust Co.
Ithaca, NY 14851
---------------------------------------------------------------------------------------------------------------------------------
Circle Trust Co. Cust.                                                                     6.14%
FBO Wri Inv Sheet Metal Workers
Local 46 Annuity Fund
Stamford, CT 06902
---------------------------------------------------------------------------------------------------------------------------------
Cenco                                                                                                                20.54%
Asset Management Group
Birmingham, AL 35296
---------------------------------------------------------------------------------------------------------------------------------
RWDSU Pension Fund                                                                                                   79.45%
c/o Compass Bank
Asset Management Group
Birmingham, AL 35296
----------------------------------------------------------------------------------------------------------------------------------
Sturco                                                                                                     6.39%
Sturgis, MI 49091
----------------------------------------------------------------------------------------------------------------------------------


INCOME TRUST                                              Percent of Outstanding Shares Owned
                                      ----------------------------------------------------------------------------------------
                                      WUSGI             WNTB             WTRB                WCIF                WTMM
                                    ------------------------------------------------------------------------------------------
                                    Standard          Standard         Standard      Standard  Institutional    Standard
------------------------------------------------------------------------------------------------------------------------------
Farmers State Bank                    8.65%
La Grange, IN 46761
------------------------------------------------------------------------------------------------------------------------------
Charles Schwab & Co., Inc.           18.78%
Mutual Funds Dept.
San Francisco, CA 94104
------------------------------------------------------------------------------------------------------------------------------
First Community Bank                 10.95%                                           10.77%
Trust & Financial Services
Bluefield, WV
------------------------------------------------------------------------------------------------------------------------------
Ruane & Co.                                                              13.01%
c/o Tompkins County Trust Company
Ithaca, NY 14851
-------------------------------------------------------------------------------------------------------------------------------
Sturco                                                                    5.32%
Sturgis, MI 49091
-------------------------------------------------------------------------------------------------------------------------------
FTC & Co.                                                                 7.29%
Denver, CO 80217
-------------------------------------------------------------------------------------------------------------------------------
Richard E. Gray TTEE                                                      5.69%
The Gray Family Trust
Amelia Island, FL 32034
-------------------------------------------------------------------------------------------------------------------------------
Circle Trust Co. Cust                                   5.16%
FBO Plumbers Local 112 Annuity Fund
Stamford, CT 06902
-------------------------------------------------------------------------------------------------------------------------------
RWDSU Pension Fund - Fixed                                                                       80.16%
RWDSU Benefit Plan
c/o Compass Bank
Birmingham, AL 35296
---------------------------------------------------------------------------------------------------------------------------------
RWDSU Benefit Fund                                                                               19.84%
c/o Compass Bank
Birmingham, AL 35296
--------------------------------------------------------------------------------------------------------------------------------
First County Bank                                       5.29%             5.09%
Stamford, CT 06901
---------------------------------------------------------------------------------------------------------------------------------
Circle Trust Co. - Cust. fbo                           15.91%
Wri. Inv. Sheet Metal Workers
Local 46 Annuity Fund
Stamford, CT 06902
--------------------------------------------------------------------------------------------------------------------------------
Saturn & Co.                                                                                                    16.96%
c/o Investors Bank & Trust Co.
Boston, MA 02117
--------------------------------------------------------------------------------------------------------------------------------
Hudson Savings Bank                                                                                              8.00%
Hudson, MA 01749
---------------------------------------------------------------------------------------------------------------------------------
Woronoco Savings Bank                                                                                            7.17%
Westfield, MA 01085
---------------------------------------------------------------------------------------------------------------------------------
Greenfield Savings Bank                                                                                         14.94%
Greenfield, MA 01302
---------------------------------------------------------------------------------------------------------------------------------

     As of April 1, 2002, to the knowledge of the trust, no other person owned of record or beneficiary 5% or more of the fund's outstanding shares as of such date.

INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES

     The Trusts have engaged Wright to act as investment adviser to the funds pursuant to an Investment Advisory Contract (the "Investment Advisory Contract"). Wright furnishes each non-feeder fund with investment advice and management services, as described below. Wright has agreed that for so long as a feeder fund invests its investable assets in a corresponding portfolio it will not impose any advisory fees to which it would be entitled under the respective Investment Advisory Contract. The Portfolio Trust has engaged Wright as investment adviser to provide investment advice and management services to the portfolios pursuant to the Portfolio Investment Advisory Contract.

     Pursuant to the Investment Advisory Contract and the Portfolio Investment Advisory Contract, Wright will carry out the investment and reinvestment of the assets of the non-feeder funds and the portfolios, will furnish continuously an investment program with respect to the non-feeder funds and the portfolios, will determine which securities should be purchased, sold or exchanged, and will implement such determinations. Wright will furnish to the non-feeder funds and the portfolios investment advice and management services, office space, equipment and clerical personnel, and investment advisory, statistical and research facilities. In addition, Wright has arranged for certain members of the Eaton Vance and Wright organizations to serve without salary as officers or Trustees. In return for these services, each non-feeder fund or portfolio is obligated to pay a monthly advisory fee calculated at the rates set forth in the current Prospectus.

     The investment adviser, the distributor and each fund and portfolio have adopted Codes of Ethics governing personal securities transactions. Under the Codes, Wright employees may purchase and sell securities subject to certain pre-clearance and reporting requirements and other procedures. These Codes of Ethics are on public file with, and available from, the Securities and Exchange Commission.


     The following table sets forth the net assets of each fund or portfolio at December 31, 2000 and the advisory fee paid by the funds and the portfolios during the fiscal years ended December 31, 2001, 2000, and 1999.

                                                                                         Advisory Fees Paid
                                                Aggregate                        for the Fiscal Year Ended December 31
                                                Net Assets                 ------------------------------------------------
                                                at 12/31/01                   2001             2000              1999
---------------------------------------------------------------------------------------------------------------------------

THE WRIGHT MANAGED EQUITY TRUST

SBCP(1)                                       $ 46,507,632                 $ 303,497        $ 323,944         $ 843,755
WMBC(2)                                         95,121,323                   666,807          826,415           490,732
IBCP                                            83,135,668                   788,793        1,192,273         1,290,967

THE WRIGHT MANAGED INCOME TRUST

USGIP(3)                                      $ 11,535,386                  $ 61,061        $ 100,759         $ 213,958
USGNTP                                          36,078,552                   163,447          182,500           299,429
WTRB(4)                                         50,620,482                   263,397          295,515           429,396
CIP(5)                                          73,665,781                   372,710          399,520           434,441
WTMM(6)                                         18,583,888                   101,740          173,013           278,468

------------------------------------------------------------------------------------------------------------------------------

(1) To enhance the net income of the fund, Wright made a reduction of its advisory fee during the fiscal year ended December 31, 1999 by $11,400.

(2) To enhance the net income of the Institutional share class, $20,867 of expenses were allocated to the investment adviser for the fiscal year ended
    December 31, 2001.

(3) To enhance the net income of the fund, $15,108 of expenses were allocated to the investment adviser for the fiscal year ended December 31, 1999. In addition, Wright made a reduction of its advisory fee of $44,750 for the fiscal year ended December 31, 2001.

(4) To enhance the net income of the fund, Wright made a reduction of its advisory fee during the fiscal year ended December 31, 1999 by $11,175.

(5) To enhance the net income of the fund, Wright waived $59,400 of its advisory fee for fiscal year ended December 31, 2001. (6) To enhance the net income of the fund, Wright made a reduction of its advisory fee during each of the three fiscal years ended December 31, 2001 by $94,613, $125,928, and $146,004, respectively. In addition, for the fiscal year ended December 31, 2001, $24,113 of expenses were allocated to the investment adviser.

     The Trusts have engaged Eaton Vance to act as the administrator for each fund pursuant to separate Administration Agreements. The Portfolio Trust has engaged Eaton Vance to act as the administrator for each portfolio pursuant to a Portfolio Administration Agreement. For its services under the Trusts' and the Portfolio Trust's Administration Agreements, Eaton Vance receives monthly administration fees. The following table sets forth the administration fee rates paid for the fiscal year ended December 31, 2001.

                                         Fee Paid as a % of Average Daily        Administration Fees Paid by the Funds
                                          Net Assets for the Fiscal Year         for the Fiscal Year Ended December 31
                                               Ended December 31, 2001          2001             2000              1999
----------------------------------------------------------------------------------------------------------------------------

THE WRIGHT MANAGED EQUITY TRUST

WBC                                                    0.02%                   $ 9,963          $ 11,267        $ 24,115
SBCP                                                   0.10%                    50,582            83,865         220,457
WMBC                                                   0.11%                   127,847           222,387       212,534(1)
WIBC                                                   0.02%                    19,028            25,305          26,865
IBCP                                                   0.14%                   142,594           211,655         235,077

THE WRIGHT MANAGED INCOME TRUST

WUSGIF                                                 0.02%                   $ 1,983           $ 4,522        $ 10,513
USGIP                                                  0.07%                     9,500            22,378          53,490
WNTB                                                   0.02%                     7,291             8,770          14,928
USGNTP                                                 0.07%                    25,425            39,855          74,857
WTRB                                                   0.07%                    40,972            64,785         101,757
WCIF                                                   0.02%                    16,619            18,926          20,783
CIP                                                    0.07%                    57,975            86,444         103,352
WTMM                                                   0.07%                    20,280            35,358          55,741
--------------------------------------------------------------------------------------------------------------------------------

     Eaton Vance is a business trust organized under Massachusetts law. Eaton Vance, Inc. ("EV") serves as trustee of Eaton Vance. Eaton Vance and EV are wholly owned subsidiaries of Eaton Vance Corporation ("EVC"), a Maryland corporation and publicly held holding company. EVC through its subsidiaries and affiliates engages primarily in investment management, administration and marketing activities.

     In addition to the fees payable to the service providers described herein, the funds and portfolios are responsible for usual and customary expenses associated with their respective operations not otherwise payable by Wright or Eaton Vance. These include, among other things, organization expenses, legal fees, audit and accounting expenses, insurance costs, the compensation and expenses of the Trustees, interest, taxes and extraordinary expenses (such as for litigation). For each fund, such expenses also include printing and mailing reports, notices and proxy statements to shareholders and registration fees under federal securities laws and the cost of providing required notices to state securities administrators. For the portfolios, such expenses also include registration fees under foreign securities laws (for IBCP) and brokerage commissions.


     The Investment Advisory Contract and Portfolio Investment Advisory Contract will remain in effect until February 28, 2003. The Investment Advisory Contract and the Portfolio Investment Advisory Contract may be continued from year to year so long as such continuance is approved at least annually (i) by the vote of a majority of the Trustees who are not "interested persons" of the Trust, the Portfolio Trust, Eaton Vance or Wright cast in person at a meeting specifically called for the purpose of voting on such approval and (ii) by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the respective funds or portfolios. The Administration Agreements may be continued from year to year after February 28, 2003 so long as such continuance is approved annually by the vote of a majority of the Trustees. Each agreement may be terminated at any time without penalty on sixty (60) days written notice by the Board of Trustees or Directors of either party, or by vote of the majority of the outstanding shares of the affected fund or portfolio, and each agreement will terminate automatically in the event of its assignment. Each agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties to the Trust or Portfolio Trust, as the case may be, under such agreement on the part of Eaton Vance or Wright, Eaton Vance or Wright will not be liable to the Trust or Portfolio Trust, as the case may be, for any loss incurred.

CUSTODIAN AND TRANSFER AGENT

     Investors Bank & Trust Company ("IBT"), 200 Clarendon Street, Boston, Massachusetts, acts as custodian for the funds and the portfolios. IBT has the custody of all cash and securities of the funds and portfolios, maintains the funds' and portfolios' general ledgers and computes the daily net asset value per share. In such capacity it attends to details in connection with the sale, exchange, substitution, transfer or other dealings with the funds' and portfolios' investments, receives and disburses all funds and performs various other ministerial duties upon receipt of proper instructions from the funds and portfolios. IBT also acts as transfer agent to the portfolios and keeps the records of all purchases and redemptions of interests in the portfolios.


     Forum Shareholder Services, LLC, Two Portland Square, Portland, ME 04101 is the funds' transfer agent.


INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     Deloitte & Touche LLP, 200 Berkeley Street, Boston, Massachusetts 02116-9698 are the Trusts' and the Portfolio Trust's independent certified public accountants, providing audit services, tax return preparation, and assistance and consultation with respect to the preparation of filings with the Securities and Exchange Commission.

BROKERAGE ALLOCATION

     Wright places the portfolio security transactions for each non-feeder fund and portfolio, which in some cases may be effected in block transactions which include other accounts managed by Wright. Wright provides similar services directly for bank trust departments. Wright seeks to execute portfolio security transactions on the most favorable terms and in the most effective manner possible. In seeking best execution, Wright will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, including without limitation the size and type of the transaction, the nature and character of the markets for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the reputation, experience and financial condition of the broker-dealer and the value and quality of service rendered by the broker-dealer in other transactions, and the reasonableness of the brokerage commission or markup, if any.

     It is expected that on frequent occasions there will be many broker-dealer firms which will meet the foregoing criteria for a particular transaction. In selecting among such firms, the funds may give consideration to those firms which supply brokerage and research services, quotations and statistical and other information to Wright for their use in servicing their accounts. The funds may include firms which purchase investment services from Wright. The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Such services and information may be useful and of value to Wright in servicing all or less than all of their accounts and the services and information furnished by a particular firm may not necessarily be used in connection with the account which paid brokerage commissions to such firm. The advisory fee paid by the non-feeder funds and the portfolios to Wright is not reduced as a consequence of Wright's receipt of such services and information. While such services and information are not expected to reduce Wright's normal research activities and expenses, Wright would, through use of such services and information, avoid the additional expenses which would be incurred if it should attempt to develop comparable services and information through its own staffs.

     Subject to the requirement that Wright use its best efforts to seek to execute each non-feeder fund's and portfolio's portfolio security transactions at advantageous prices and at reasonably competitive commission rates, Wright, as indicated above, is authorized to consider as a factor in the selection of any broker-dealer firm with whom portfolio orders may be placed the fact that such firm has sold or is selling shares of the funds or of other investment companies sponsored by Wright. This policy is consistent with a rule of the National Association of Securities Dealers, Inc., which rule provides that no firm which is a member of the Association may favor or disfavor the distribution of shares of any particular investment company or group of investment companies on the basis of brokerage commissions received or expected by such firm from any source.

     Under the Investment Advisory Contract and the Portfolio Investment Advisory Contract, Wright has the authority to pay commissions on portfolio transactions for brokerage and research services exceeding that which other brokers or dealers might charge provided certain conditions are met. This authority will not be exercised, however, until the Prospectus or this Statement of Additional Information has been supplemented or amended to disclose the conditions under which Wright proposes to do so.

     The Investment Advisory Contract and the Portfolio Investment Advisory Contract expressly recognizes the practices which are provided for in Section 28(e) of the Securities Exchange Act of 1934 by authorizing the selection of a broker or dealer which charges a non-feeder fund or portfolio a commission which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if it is determined in good faith that such commission was reasonable in relation to the value of the brokerage and research services which have been provided.

     During the fiscal years ended December 31, 2001, 2000, and 1999, the Equity funds or their corresponding portfolios paid the following aggregate brokerage commissions on portfolio transactions:

                     2001             2000              1999
-------------------------------------------------------------------------------

         SBCP    $ 60,919         $ 97,086           $ 485,035
         WMBC     196,336          183,274             177,407
         IBCP     222,703          470,326           1,336,210

-------------------------------------------------------------------------------
     It is expected that purchases and sales of portfolio investments by the Income funds (or their corresponding portfolios) will be with the issuers or with major dealers in debt instruments acting as principal, and that the funds (or portfolios) will normally pay no brokerage commissions. The cost of securities purchased from underwriters includes a disclosed, fixed underwriting commission or concession, and the prices for which securities are purchased from and sold to dealers usually include an undisclosed dealer mark-up or mark-down. During the fiscal years ended December 31, 2001, 2000, and 1999, none of the Income funds paid brokerage commissions.

PRICING OF SHARES

ALL FUNDS EXCEPT WRIGHT U.S. TREASURY MONEY MARKET FUND

     For a description of how the funds value their Standard Shares and Institutional Shares, see "Information About Your Account - How the Funds Value their Shares" in the funds' current Prospectus. The funds value securities with a remaining maturity of 60 days or less by the amortized cost method. The amortized cost method involves initially valuing a security at its cost (or its fair market value on the sixty-first day prior to maturity) and thereafter assuming a constant amortization to maturity of any discount or premium, without regard to unrealized appreciation or depreciation in the market value of the security.

Wright U.S. Treasury Money Market Fund

     Wright U.S. Treasury Money Market Fund values its shares three times on each day the New York Stock Exchange (the "Exchange") is open at noon, at 3:00 p.m. and as of the close of regular trading on the Exchange - normally 4:00 p.m., in each case New York time. The net asset value is determined by IBT (as agent for the fund) in the manner authorized by the Trustees. Portfolio assets of the fund are valued at amortized cost in an effort to attempt to maintain a constant net asset value of $1.00 per share, which the Trustees have determined to be in the best interests of the fund and its shareholders. The fund's use of the amortized cost method to value the portfolio securities is conditioned on its compliance with conditions contained in a rule issued by the Securities and Exchange Commission (the "Rule").

     Under the Rule, the Trustees are obligated, as a particular responsibility within the overall duty of care owed to the shareholders, to establish procedures reasonably designed, taking into account current market conditions and the investment objectives of the fund, to stabilize the net asset value per share as computed for the purposes of distribution, redemption and repurchase at $1.00 per share. The Trustees' procedures include periodically monitoring, as they deem appropriate and at such intervals as are reasonable in light of current market conditions, the extent of deviation between the amortized cost value per share and a net asset value per share based upon available indications of market value as well as review of the methods used to calculate the deviation. The Trustees will consider what steps, if any, should be taken in the event of a difference of more than 1/2 of 1% between such two values. The Trustees will take such steps as they consider appropriate (e.g., redemption in kind, selling prior to maturity to realize gains or losses or to shorten the average portfolio maturity, withholding dividends or using market quotations) to minimize any material dilution or other unfair results to investors or existing shareholders, which might arise from differences between the two values.

     The Rule requires that the fund's investments, including repurchase agreements, be limited to those U.S. dollar-denominated instruments which are determined to present minimal credit risks and which are at the time of acquisition rated by the requisite number of nationally recognized statistical rating organizations in one of the two highest short-term rating categories or, in the case of any instrument that is not so rated, of comparable quality as determined by Wright in accordance with procedures established by the Trustees. It also calls for the fund to maintain a dollar-weighted average portfolio maturity (not more than 90 days) appropriate to its objective of maintaining a stable net asset value of $1.00 per share and precludes the purchase of any instrument with a remaining maturity of more than 397 days. Should the disposition of a portfolio security result in a dollar-weighted average portfolio maturity of more than 90 days, the fund's available cash will be invested in such a manner as to reduce such maturity to 90 days or less as soon as reasonably practicable.

     It is the normal practice of Wright U.S. Treasury Money Market Fund to hold portfolio securities to maturity and to realize par value therefor unless a sale or other disposition is mandated by redemption requirements or other extraordinary circumstances. Under the amortized cost method of valuation, traditionally employed by institutions for valuation of money market instruments, neither the amount of daily income nor the fund's net asset value is affected by any unrealized appreciation or depreciation on securities held for the fund. There can be no assurance that the fund's objectives will be achieved.

                                      * * *

     The funds and the portfolios will not price securities on the following national holidays: New Year's Day; Martin Luther King, Jr. Day; Presidents' Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving Day; and Christmas Day.


PRINCIPAL UNDERWRITER

     Each Trust has adopted a Distribution Plan as defined in Rule 12b-1 under the 1940 Act (the "Plan") on behalf of its funds (except Wright U.S. Treasury Money Market Fund) with respect to each fund's Standard Shares. Each Plan was approved by the Trustees, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interests in the operation of the Trust's Plan (the "12b-1 Trustees") on January 22, 1997. Each Trust's Plan specifically authorizes each fund to pay direct and indirect expenses incurred by any separate distributor or distributors under agreement with the Trust in activities primarily intended to result in the sale of its Standard Shares. The expenses of such activities will not exceed 0.25% per annum of each fund's average daily net assets attributable to the Standard Shares. Payments under the Plan are reflected as an expense in each fund's financial statements relating to the applicable class of shares.

     Each Trust has entered into a distribution contract on behalf of its funds with respect to the funds' Standard Shares and Institutional Shares with its principal underwriter, Wright Investors' Service Distributors, Inc. ("WISDI"), a wholly owned subsidiary of Winthrop, providing for WISDI to act as a separate distributor of each fund's Standard Shares and Institutional Shares. Wright U.S. Treasury Money Market Fund is not obligated to make any distribution payments to WISDI under its Distribution Contract.

     Each fund, except Wright U.S. Treasury Money Market Fund, will pay 0.25% of its average daily net assets attributable to Standard Shares, to WISDI for distribution activities on behalf of the fund in connection with the sale of its Standard Shares. WISDI will provide on a quarterly basis documentation concerning the expenses of such activities. Documented expenses of a fund may include compensation paid to and out-of-pocket disbursements of officers, employees or sales representatives of WISDI, including telephone costs, the printing of prospectuses and reports for other than existing shareholders, preparation and distribution of sales literature, advertising of any type intended to enhance the sale of shares of the fund and interest or other financing charges. Subject to the 0.25% per annum limitation imposed on Standard Shares by each Trust's Plan, a fund may pay separately for expenses of activities primarily intended to result in the sale of the fund's Standard Shares. It is contemplated that the payments for distribution described above will be made directly to WISDI. If the distribution payments to WISDI exceed its expenses, WISDI may realize a profit from these arrangements. Peter M. Donovan, President, Chief Executive Officer and a Trustee of each Trust and President and a Director of Wright and Winthrop, is Vice President, Treasurer and a Director of WISDI. A.M. Moody, III, Vice President and a Trustee of the Trust and Senior Vice President of Wright and Winthrop, is President and a Director of WISDI.

     It is the opinion of the Trustees and officers of each Trust that the following are not expenses primarily intended to result in the sale of Standard Shares issued by any fund: fees and expenses of registering shares of the fund under federal or state laws regulating the sale of securities; fees and expenses of registering the Trust as a broker-dealer or of registering an agent of the Trust under federal or state laws regulating the sale of securities; fees of registering, at the request of the Trust, agents or representatives of a principal underwriter or distributor of any fund under federal or state laws regulating the sale of securities, provided that no sales commission or "load" is charged on sales of shares of the fund; and fees and expenses of preparing and setting in type the Trust's registration statement under the Securities Act of 1933. Should such expenses be deemed by a court or agency having jurisdiction to be expenses primarily intended to result in the sale of Standard Shares issued by a fund, they will be considered to be expenses contemplated by and included in the Plan but not subject to the 0.25% per annum limitation described herein.

     Under each Trust's Plan, the President or Vice President of the Trust will provide to the Trustees for their review, and the Trustees will review at least quarterly, a written report of the amounts expended under the Plan and the purposes for which such expenditures were made. For the fiscal year ended December 31, 2001, it is estimated that WISDI spent approximately the following amounts on behalf of The Wright Managed Investment Funds, including the funds in the Trusts:

                  Wright Investors' Service Distributors, Inc.
                      Financial Summaries for the Year 2001

                                                                Printing       Travel       Commissions      Adminis-
                                                                & Mailing        &              &             tration
FUNDS - Standard Shares                            Promotional  Prospectuses  Entertainment  Service Fees     & Other       TOTAL
-----------------------------------------------------------------------------------------------------------------------------------

THE WRIGHT MANAGED EQUITY TRUST

Wright Selected Blue Chip Equities Fund (WBC)       $14,207      $ 3,552         $ 710      $ 31,966          $20,600      $ 71,036
Wright Major Blue Chip Equities Fund (WMBC)          55,128       13,782         2,756       124,038           79,936       275,640
Wright International Blue Chip Equities Fund (WIBC)  41,451       10,363         2,073        93,266           60,105       207,257

THE WRIGHT MANAGED INCOME TRUST

Wright U.S. Government Intermediate Fund (WUSGIF)  $ 3,000        $ 500          $ - 0 -     $ 6,200          $ - 0 -       $ 9,700
Wright U.S. Government Near Term Fund (WNTB)         4,948        1,237            247        11,133            7,175        24,741
Wright Total Return Bond Fund (WTRB)                22,164        5,541          1,108        49,870           32,138       110,822
Wright Current Income Fund (WCIF)                   29,702        7,425          1,485        66,829           43,067       148,508

----------------------------------------------------------------------------------------------------------------------------------

     The following table shows the distribution expenses allowable to WISDI and paid by each fund during the year ended December 31, 2001.


                               Distribution   Distribution                                  Distribution     Distribution
                Distribution     Expenses     Expenses Paid                   Distribution    Expenses       Expenses Paid
                  Expenses         Paid     As a % of Fund's                    Expenses        Paid       As a % of Fund's
                  Allowable     by Fund   Average Net Asset Value               Allowable     By Fund    Average Net Asset Value
---------------------------------------------------------------------------------------------------------------------------------

THE WRIGHT MANAGED EQUITY TRUST - Standard Shares              THE WRIGHT MANAGED INCOME TRUST - Standard Shares

                                                               WUSGIF          $ 30,745       $ - 0 -            0.00%
WBC               $124,568      $ 71,036          0.14%        WNTB              90,614        24,741            0.07%
WMBC               275,640       275,640          0.25%        WTRB             146,334       110,822            0.19%
WIBC               207,257       207,257          0.25%        WCIF             148,508       148,508            0.25%
-----------------------------------------------------------------------------------------------------------------------------------

     Under its terms, each Trust's Plan remains in effect from year to year, provided such continuance is approved annually by a vote of its Trustees, including a majority of the 12b-1 Trustees. Each Plan may not be amended to increase materially the amount to be spent by the applicable class for the services described therein without approval of a majority of the outstanding Standard Shares and all material amendments of the Plan must also be approved by the Trustees of the Trust in the manner described above. Each Trust's Plan may be terminated as to each class at any time without payment of any penalty by vote of a majority of the Trustees of the Trust who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan or by a vote of a majority of the outstanding voting securities of the affected class. If a Plan is terminated, the respective fund would stop paying the distribution fee with respect to the affected class and the Trustees would consider other methods of financing the distribution of the fund's Standard Shares. So long as a Trust's Plan is in effect, the selection and nomination of Trustees who are not interested persons of the Trust will be committed to the discretion of the Trustees who are not such interested persons. The Trustees of each Trust have determined that in their judgment there is a reasonable likelihood that the Plan will benefit the Trust and the holders of Standard Shares.

SERVICE PLANS

     The Service Plans were adopted on behalf of the funds by the Trustees of each Trust, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Trust's Service Plan (the "Plan Trustees"), on January 22, 1997, and will continue in effect from year to year, provided such continuance is approved annually by a vote of the respective Trust's Trustees, including a majority of the Plan Trustees. Each Service Plan may be terminated at any time without payment of any penalty by vote of a majority of the Trustees of the appropriate Trust who are not interested persons of that Trust and who have no direct or indirect financial interest in the operation of the Service Plan. The Trustees of each Trust have determined that in their judgment there is a reasonable likelihood that the Service Plan will benefit the funds in each respective Trust and each fund's holders of Standard Shares and Institutional Shares.

     For the fiscal year ended December 31, 2001, the funds did not accrue or pay any service fees.


CALCULATION OF PERFORMANCE AND YIELD QUOTATIONS


     The average annual total return before deduction of taxes ("pre-tax return") of each fund is determined for a particular period by calculating the actual dollar amount of investment return on a $1,000 investment in the fund made at the maximum public offering price (i.e., net asset value) at the beginning of the period, and then calculating the annual compounded rate of return which would produce that amount. Total return for a period of one year is equal to the actual return of the fund during that period. This calculation assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period.

     Average annual total return after the deduction of taxes on distributions is calculated in the same manner as pre-tax return except the calculation assumes that any federal income taxes due on distributions are deducted from the distributions before they are reinvested. Average annual total return after the deduction of taxes on distributions and taxes on redemption also is calculated in the same manner as pre-tax return except the calculation assumes that (i) any federal income taxes due on the distributions are deducted from the distributions before they are reinvested and (ii) any federal income taxes due upon redemption are deducted at the end of the period. After-tax returns are based on the highest federal income tax rate in effect for individual taxpayers as of the time of each assumed distribution and redemption (taking into account their tax character) and do not reflect the impact of state and local taxes. In calculating after-tax returns, the net value of any federal income tax credits available to shareholders is applied to reduce federal income taxes payable on distributions at or near year-end and, to the extent the net value of such credits exceeds such distributions, is then assumed to be reinvested in additional fund shares at net asset value on the last day of the fiscal year in which the credit was generated, or, in the case of certain tax credits, on the date on which the year-end distribution is paid.

     The yield of each fixed income fund, other than Wright U.S. Treasury Money Market Fund, is computed by dividing its net investment income per share earned during a recent 30-day period by the maximum offering price (i.e., net asset value) per share on the last day of the period and annualizing the resulting figure. Net investment income per share is equal to the fund's dividends and interest earned during the period, with the resulting number being divided by the average daily number of shares outstanding and entitled to receive dividends during the period.


     For the 30-day period ended December 31, 2001, the yield of each fund, other than Wright U.S. Treasury Money Market Fund, was as follows:

                                       30-Day Period Ended                                              30-Day Period Ended
                                        December 31, 2001*                                               December 31, 2001*
--------------------------------------------------------------------------------------------------------------------------------

THE WRIGHT MANAGED INCOME TRUST                                   THE WRIGHT MANAGED INCOME TRUST

Wright U.S. Government Intermediate Fund        3.69%             Wright Current Income Fund
Wright U.S. Government Near Term Fund           2.36%                  -  Standard Shares                         5.53%
Wright Total Return Bond Fund                   4.86%                  -  Institutional Shares                    5.76%

--------------------------------------------------------------------------------------------------------------------------------

* according to the following formula:

                  Yield  =  2  [ ( a-b  +  1)6  - 1 ]
                                   ---
                                cd

Where:
     a   =    dividends and interest earned during the period.
     b   =    expenses accrued for the period (after reductions).
     c   =    the average daily number of accumulation units outstanding during the period.
     d   =    the maximum offering price per accumulation unit on the last day of the period.

 NOTE: "a" has been estimated for debt securities other than mortgage certificates by dividing the year-end market value times the yield to maturity by 360. "a" for mortgage securities, such as GNMA's, is the actual income earned. Neither discount nor premium have been amortized.

     "b" has been estimated by dividing the actual expense amounts for the year by 360 or the number of days the fund was in existence.

     Because each class of shares of each fund bears its own fees and certain expenses, the classes will have different performance results.

                                      * * *

     From time to time, quotations of Wright U.S. Treasury Money Market Fund's yield and effective yield may be included in advertisements or communications to shareholders. If a portion of the fund's expenses had not been subsidized, the fund would have had lower returns. These performance figures are calculated in the following manner:


     A. Yield - the net annualized yield based on a specified 7-calendar days calculated at simple interest rates. Yield is calculated by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholders accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return. The yield is annualized by multiplying the base period return by 365/7. The yield figure is stated to the nearest hundredth of one percent. The yield of Wright U.S. Treasury Money Market Fund for the seven-day period ended December 31, 2001 was 1.64%.

     B. Effective Yield - the net annualized yield for a specified 7-calendar days assuming a reinvestment of the yield or compounding. Effective yield is calculated by the same method as yield except the annualized yield figure is compounded by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result, according to the following formula:
Effective Yield = [(Base Period Return + 1 )^365/7] - 1. The effective yield of Wright U.S. Treasury Money Market Fund for the seven-day period ended December 31, 2001 was 1.66%.


     As described above, yield and effective yield are based on historical earnings and are not intended to indicate future performance. Yield and effective yield will vary based on changes in market conditions and the level of expenses.

     A fund's yield or total return may be compared to the Consumer Price Index and various domestic securities indices. A fund's yield or total return and comparisons with these indices may be used in advertisements and in information furnished to present or prospective shareholders.

     From time to time, evaluations of a fund's performance made by independent sources may be used in advertisements and in information furnished to present or prospective shareholders. The Lipper performance analysis includes the reinvestment of dividends and capital gain distributions, but does not take sales charges into consideration and is prepared without regard to tax consequences.


     The following table shows the average annual total return of each fund for the one, five and ten-year periods ended December 31, 2001.

                                                                       Period Ended 12/31/01        Inception To  Inception
                                                                 One Year Five Years  Ten Years        12/31/01      Date
----------------------------------------------------------------------------------------------------------------------------------

THE WRIGHT MANAGED EQUITY TRUST

Wright Selected Blue Chip Equities Fund(1)
   Standard Shares

   - Return before taxes                                          -10.15%      6.94%      8.34%
   - Return after taxes on distributions                          -11.57%      3.59%      5.28%
   - Return after taxes on distributions and sales of fund shares - 6.19%      5.30%      6.24%

Wright Major Blue Chip Equities Fund(2)
   Standard Shares

   - Return before taxes                                          -16.87%      7.75%      9.09%
   - Return after taxes on distributions                          -16.87%      5.39%      5.82%
   - Return after taxes on distributions and sales of fund shares -10.28%      5.55%      6.08%

Wright International Blue Chip Equities Fund
   Standard Shares

   - Return before taxes                                          -24.18%     -1.99%      4.16%
   - Return after taxes on distributions                          -24.18%     -3.08%      3.27%
   - Return after taxes on distributions and sales of fund shares -14.72%     -1.47%      3.38%

   Institutional Shares

   - Return before taxes                                          -24.06%                              -3.38%       7/06/97
   - Return after taxes on distributions                          -24.06%                              -5.49%
   - Return after taxes on distributions and sales of fund shares -14.65%                              -2.52%

-----------------------------------------------------------------------------------------------------------------------------------

                                                                       Period Ended 12/31/01        Inception To  Inception
                                                                 One Year Five Years  Ten Years        12/31/01      Date
-----------------------------------------------------------------------------------------------------------------------------------

THE WRIGHT MANAGED INCOME TRUST

Wright U.S. Government Intermediate Fund(3)
   Standard Shares

   - Return before taxes                                            5.40%      6.45%      6.97%
   - Return after taxes on distributions                            3.02%      4.06%      4.45%
   - Return after taxes on distributions and sales of fund shares   3.37%      4.03%      4.40%

Wright U.S. Government Near Term Fund(4)
   Standard Shares

   - Return before taxes                                            6.82%      5.50%      5.39%
   - Return after taxes on distributions                            4.94%      3.33%      3.11%
   - Return after taxes on distributions and sales of fund shares   4.12%      3.31%      3.11%

Wright Total Return Bond Fund(5)
   Standard Shares

   - Return before taxes                                            4.96%      5.95%      6.21%
   - Return after taxes on distributions                            2.74%      3.64%      3.80%
   - Return after taxes on distributions and sales of fund shares   3.01%      3.63%      3.80%

Wright Current Income Fund(6)
   Standard Shares

   - Return before taxes                                            7.18%      6.56%      6.36%
   - Return after taxes on distributions                            4.78%      4.04%      3.76%
   - Return after taxes on distributions and sales of fund shares   4.34%      3.98%      3.79%

   Institutional Shares

   - Return before taxes                                            7.34%                               6.38%     7/06/97
   - Return after taxes on distributions                           -4.83%                               3.97%
   - Return after taxes on distributions and sales of fund shares   4.43%                               3.94%

---------------------------------------------------------------------------------------------------------------------------------

(1)If a portion of the WBC's expenses had not been subsidized or if fees had not been reduced for the years ended December 31, 2001 and 1999, the fund would have had lower returns.

(2)If a portion of the WMBC's expenses had not been subsidized or if fees had not been reduced during the five years ended December 31, 2001 and the years ended December 31, 1996 and 1995, the fund would have had lower returns.

(3)If a portion of WUSGIF's expenses had not been subsidized or if fees had not been reduced for the years ended December 31, 2001, 2000, 1999, 1998, 1996,
   1995, 1993 and 1992, the fund would have had lower returns.

(4)If a portion of WNTB's expenses had not been subsidized or if fees had not been reduced during the five years ended December 31, 2001, the fund would have had lower returns.

(5)If a portion of WTRB's  expenses had not been reduced  during the years ended
   December 31, 2001 and 1999, the fund would have had lower returns.

(6)If a portion of WCIF's expenses had not been subsidized or if fees had not been reduced during the five years ended December 31, 2001, the fund would have had lower returns.

TAXES


     Each fund has elected to be treated, has qualified and intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") so that it will not pay U.S. federal income tax on income and capital gains distributed to shareholders. If a fund did not qualify as a regulated investment company, it would be treated as a U.S. corporation subject to U.S. federal income tax.

     In order to qualify as a regulated investment company for any taxable year, each fund must meet certain requirements with respect to the sources of its income, the diversification of its assets, and the distribution of its income to shareholders. In satisfying these requirements, each of the feeder funds will be treated as owning its proportionate share of each of its corresponding portfolio's assets and be entitled to the income of that portfolio properly attributable to such share. Because each feeder fund invests in its corresponding portfolio, each portfolio normally must satisfy the applicable source of income and diversification requirements in order for the feeder funds to satisfy them. Each portfolio will allocate among its investors, including the corresponding feeder fund, the portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit in a manner intended to comply with the Code and applicable regulations.

     As a partnership under the Code, each portfolio does not pay federal income or excise taxes. Each portfolio also does not expect to be required to pay any state income or corporate excise or franchise taxes in Massachusetts or New York.

     Each fund also will be subject to a nondeductible 4% federal excise tax on a portion of its undistributed ordinary income and capital gains if it fails to meet certain other distribution requirements with respect to each calendar year. Each portfolio will make moneys available for withdrawal at appropriate times and in sufficient amounts to enable the corresponding feeder fund to satisfy the tax distribution requirements the feeder fund must satisfy in order to avoid liability for federal income and/or excise tax. Each fund intends to make the required distributions in a timely manner and accordingly does not expect to be subject to the excise tax.

     In order to qualify as a regulated investment company under Subchapter M of the Code, each fund must, among other things, derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "90% income test") and satisfy annual distribution and quarterly diversification requirements. For purposes of the 90% income test, the character of income earned by certain entities in which a fund invests that are not treated as corporations (e.g., partnerships or trusts) for U.S. federal income tax purposes will generally pass through to the fund. Consequently, the funds may be required to limit their equity investments in such entities that earn fee income, rental income or other nonqualifying income.

     Any dividend declared by a fund as of a record date in October, November, or December and paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it is declared.

     At the time of an investor's purchase of fund shares, a portion of the purchase price may be attributable to realized or unrealized appreciation in the fund's portfolio or undistributed taxable income of the fund. Consequently, subsequent distributions of the fund with respect to these shares from such appreciation or income may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares and the distributions economically represent a return of a portion of the investment.

     As of December 31, 2001, the following funds had capital loss carryforwards, as determined for federal income tax purposes, of $12,528,270
(WIBC), $17,128,584 (WMBC), $7,867,964 (WNTB), $2,729,896 (WTRB), and $1,632,160
(WCIF) which in varying amounts expire between the years 2002 and 2009. These loss carryforwards will reduce the applicable fund's taxable income arising from future net realized capital gains, if any, to the extent they are permitted to be used under the Code and applicable Treasury regulations prior to their expiration dates, and thus will reduce the amounts of the future distributions to shareholders that would otherwise be necessary in order to relieve that fund of liability for federal income tax.

     Any dividends received deduction with respect to qualifying dividends received from WBC or WMBC will be reduced to the extent the shares with respect to which the dividends are received are treated as debt-financed under the Code and will be eliminated if the shares are deemed to have been held for less than a minimum period, generally 46 days, which must be satisfied over a prescribed period immediately before and after the shares become ex-dividend. In particular cases, receipt of distributions qualifying for the deduction may result in liability for the alternative minimum tax and/or, for "extraordinary dividends," reduction of the tax basis (possibly requiring current recognition of income to the extent such basis would otherwise be reduced below zero) of the corporate shareholder's shares.

     A fund may be subject to withholding and other taxes imposed by foreign countries including taxes on interest, dividends and capital gains with respect to its investments in those countries, which would, if imposed, reduce the yield on or return from those investments. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. The funds do not expect to satisfy the requirements for passing through to shareholders their pro rata shares of qualified foreign taxes paid by any fund, with the result that the shareholders will not include such taxes in their gross incomes and will not be entitled to a tax deduction or credit for such taxes on their own tax returns. Section 988 of the Code may cause certain foreign exchange gains and losses realized by a fund to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders.

     If a fund acquires any equity interest (under future Treasury regulation, generally including not only stock but also an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or that hold at least 50% of their assets in investments producing such passive income, the fund could be subject to U.S. federal income tax and additional interest charges on "excess distributions" received from such companies or on gain from the sale of stock of such companies, even if all income or gain actually received by the fund is timely distributed to shareholders. The fund would not be able to pass through to its shareholders any credit or deduction for such a tax. An election may generally be available that would ameliorate these adverse tax consequences, but any such election could require the fund to recognize taxable income or gain (subject to tax distribution requirements) without the concurrent receipt of cash. These investments could also result in the treatment of associated capital gains as ordinary income. A fund may limit and/or manage its holdings in such foreign companies to limit its tax liability or maximize its return from these investments.

     International Blue Chip Equities Portfolio's transactions in certain foreign currency options, futures or forward contracts will be subject to special tax rules, the effect of which may be to accelerate income to WIBC, defer fund losses, cause adjustments in the holding periods of securities and convert capital gains or losses into ordinary income or losses. These rules may therefore affect the amount, timing and character of WIBC's distributions to shareholders.

     Certain foreign exchange gains or losses realized by the portfolio and allocated to WIBC may be treated as ordinary income and losses. Certain uses of foreign currency and foreign currency contracts, and equity investments by International Blue Chip Equities Portfolio in certain "passive foreign investment companies," may be limited, or in the latter case a tax election (if available) may be made, in order to avoid the imposition of a tax on WIBC.

     An  Equity  fund  may  follow  the  tax   accounting   practice   known  as
equalization, which may affect the amount, timing and character of its distributions to shareholders.

     Redemptions (including exchanges) and other dispositions of fund shares in transactions that are treated as sales for tax purposes will generally result in the recognition of taxable gain or loss by shareholders that are subject to tax, except in the case of WTMM (provided that WTMM has maintained a constant net asset value). Shareholders should consult their own tax advisers with reference to their individual circumstances to determine whether any particular redemption, exchange or other disposition of fund shares is properly treated as a sale for tax purposes, as this discussion assumes. Any loss realized upon the redemption, exchange or other sale of shares of a fund with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any distributions of long-term capital gains designated as capital gain dividends with respect to such shares. All or a portion of a loss realized upon the redemption, exchange or other sale of fund shares may be disallowed under "wash sale" rules to the extent shares of the same fund are purchased (including shares acquired by means of reinvested dividends) within the period beginning 30 days before and ending 30 days after the date of such redemption, exchange or other sale.

     Unless shareholders specify otherwise, all distributions will be automatically reinvested in additional full and fractional shares of the same fund. For U.S. federal income tax purposes, all dividends are taxable whether a shareholder takes them in cash or reinvests them in additional shares. Dividends from investment company taxable income, which includes net investment income, net short-term capital gain in excess of net long-term capital loss and certain net foreign exchange gains, are taxable as ordinary income. Dividends from net long-term capital gain in excess of net short-term capital loss ("net capital gain"), if any, are taxable as long-term capital gains for U.S. federal income tax purposes without regard to the length of time the shareholder has held shares. The U.S. federal income tax status of all distributions will be reported to shareholders annually.

     Federal law requires that each fund withhold (as "backup withholding") 30% of reportable payments, including dividends, capital gains distributions and the proceeds of redemptions and exchanges or repurchases of fund shares, paid to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, shareholders must certify on separate IRS Forms W-9, that the Social Security Number or other Taxpayer Identification Number they provide is their correct number and that they are not currently subject to backup withholding, or that they are exempt from backup withholding. The funds may nevertheless be required to withhold if it receives notice from the IRS or a broker that the number provided is incorrect or backup withholding is applicable as a result of previous underreporting of interest or dividend income.

     The description of certain federal tax provisions above relates only to U.S. federal income tax consequences for shareholders who are U.S. persons, i.e., U.S. citizens or residents or U.S. corporations, partnerships, trusts or estates, and who are subject to U.S. federal income tax. This description does not address special tax rules that may be applicable to particular types of investors, such as IRAs and other retirement plan accounts, as well as financial institutions, insurance companies, securities dealers, or tax-exempt or tax deferred plans, accounts or entities. Investors other than U.S. persons may be subject to different U.S. tax treatment, including a nonresident alien U.S. withholding tax at the rate of 30% or at a lower treaty rate on amounts treated as ordinary dividends from the fund and, unless an effective IRS Form W-8BEN, or other authorized withholding certificate is on file, backup withholding at the rate of 30% on certain other payments from the fund. Investors should consult their own tax advisers on these matters and on state, local and other applicable tax laws.

FINANCIAL STATEMENTS

     The audited financial statements of, and the independent auditors' report for the funds and the Portfolios appear in the funds' most recent annual report to shareholders and are incorporated by reference into this Statement of Additional Information. A copy of the funds' annual report accompanies this Statement of Additional Information.


     Registrant incorporates by reference the audited financial information for the funds and the Portfolios for the fiscal year ended December 31, 2001 as previously filed electronically with the Securities and Exchange Commission on February 28, 2002 (Accession Number 0000715165-02-000009).

APPENDIX
-------------



WRIGHT QUALITY RATINGS

     Wright Quality Ratings provide the means by which the fundamental criteria for the measurement of quality of an issuer's securities can be objectively evaluated.

     Each rating is based on individual measures of quality grouped into four components: (1) Investment Acceptance, (2) Financial Strength, (3) Profitability and Stability, and (4) Growth. The total rating is three letters and a numeral. The three letters measure (1) Investment Acceptance, (2) Financial Strength, and
(3) Profitability and Stability. Each letter reflects a composite measurement of eight individual standards which are summarized as A: Outstanding, B: Excellent,
C: Good, D: Fair, L: Limited, and N: Not Rated. The numeral rating reflects Growth and is a composite of eight individual standards ranging from 0 to 20.

EQUITY SECURITIES

     Investment Acceptance reflects the acceptability of a security by and its marketability among investors, and the adequacy of the floating supply of its common shares for the investment of substantial funds.

     Financial Strength represents the amount, adequacy and liquidity of the corporation's resources in relation to current and potential requirements. Its principal components are aggregate equity and total capital, the ratio of invested equity capital to debt, the adequacy of net working capital, its fixed charges coverage ratio and other appropriate criteria.

     Profitability and Stability measures the record of a corporation's management in terms of (1) the rate and consistency of the net return on shareholders' equity capital investment at corporate book value, and (2) the profits or losses of the corporation during generally adverse economic periods, including its ability to withstand adverse financial developments.

     Growth per common share of the corporation's equity capital, earnings, cash earnings, dividends, assets, and sales -- rather than the corporation's overall growth of dollar sales and income.

     These ratings are determined by specific quantitative formulae. A distinguishing characteristic of these ratings is that The Wright Investment Committee must review and accept each rating. At the discretion of The Investment Committee, a computed rating may be changed to reflect relevant corporate factors.

DEBT SECURITIES

     Wright ratings for commercial paper, corporate bonds and bank certificates of deposit consist of the two central positions of the four position alphanumeric corporate equity rating. The two central positions represent those factors which are most applicable to fixed income and reserve investments. The first, Financial Strength, represents the amount, the adequacy and the liquidity of the corporation's resources in relation to current and potential requirements. Its principal components are aggregate equity and total capital, the ratios of (a) invested equity capital, and (b) long-term debt, total of corporate capital, the adequacy of net working capital, fixed charges coverage ratio and other appropriate criteria. The second letter represents Profitability and Stability and measures the record of a corporation's management in terms of:
(a) the rate and consistency of the net return on shareholders' equity capital investment at corporate book value, and (b) the profits and losses of the corporation during generally adverse economic periods, and its ability to withstand adverse financial developments.

     The first letter rating of the Wright four-part alphanumeric corporate rating is not included in the ratings of fixed-income securities since it primarily reflects the adequacy of the floating supply of the company's common shares for the investment of substantial funds. The numeric growth rating is not included because this element is identified only with equity investments.

A-1 and P-1 Commercial Paper Ratings by S&P and Moody's

     An S&P Commercial Paper Rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

     `A': Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2, and 3 to indicate the relative degree of safety. The `A-1' designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation.

     The commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained from other sources it considers reliable. The ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information.

     Issuers (or related supporting institutions) rated P-1 by Moody's have a superior capacity for repayment of short-term promissory obligations. P-1 repayment capacity will normally be evidenced by the following characteristics:

     -- Leading market positions in well-established  industries.
     -- High rates of return on funds employed.
     -- Conservative  capitalization  structures with moderate  reliance on debt and ample asset protection.
     -- Broad margins in earnings coverage of fixed financial  charges and high internal cash generation.
     -- Well-established access to a range of financial markets and assured sources of alternate liquidity.

BOND RATINGS

     In addition to Wright quality ratings, bonds or bond insurers may be expected to have credit risk ratings assigned by the two major rating companies, Moody's and S&P. Moody's uses a nine-symbol system with Aaa being the highest rating and C the lowest. S&P uses a 10-symbol system that ranges from AAA to D. Bonds within the top four categories of Moody's (Aaa, Aa, A, and Baa) and of S&P (AAA, AA, A, and BBB) are considered to be of investment-grade quality. Bonds in the lowest investment grade category (BBB) may have speculative characteristics. Only the top three grades are acceptable for the taxable income funds. Note that both S&P and Moody's currently give their highest rating to issuers insured by the American Municipal Bond Assurance Corporation (AMBAC) or by the Municipal Bond Investors Assurance Corporation (MBIA).

     Bonds rated A by S&P have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of change in circumstances and economic conditions than debt in higher- rated categories. The rating of AA is accorded to issues where the capacity to pay principal and interest is very strong and they differ from AAA issues only in small degree. The AAA rating indicates an extremely strong capacity to pay principal and interest.

     Bonds rated A by Moody's are judged by Moody's to possess many favorable investment attributes and are considered as upper medium grade obligations. Bonds rated Aa by Moody's are judged by Moody's to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than Aaa bonds because margins of protection may not be as large or fluctuations of protective elements may be of greater degree or there may be other elements present which make the long-term risks appear somewhat larger. Bonds rated Aaa by Moody's are judged to be of the best quality. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issuers.

NOTE RATINGS

     In addition to Wright quality ratings, municipal notes and other short-term loans may be assigned ratings by Moody's or Standard & Poor's. Moody's ratings for municipal notes and other short- term loans are designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term and long-term credit risk. Loans bearing the designation MIG 1 are of the best quality, enjoying strong protection by establishing cash flows of funds for their servicing or by established and broad- based access to the market for refinancing, or both. Loans bearing the designation MIG 2 are of high quality, with margins of protection ample although not so large as in the preceding group.



     Standard & Poor's top ratings for municipal notes issued after July 29, 1984 are SP-1 and SP-2. The designation SP-1 indicates a very strong capacity to pay principal and interest. A "+" is added for those issues determined to possess overwhelming safety characteristics. An "SP-2" designation indicates a satisfactory capacity to pay principal and interest.

                                     PART C
                              =====================

                                OTHER INFORMATION

Item 23. Exhibits

         (a) (1)Amended and Restated Declaration of Trust dated April 28, 1997 filed as Exhibit (1) to Post-Effective Amendment No. 22 filed April 29, 1997 and incorporated herein by reference.

              (2) Amendment of  Establishment  and  Designation  of Series dated
                  February 26, 2002 filed herewith.

         (b)  Amended and Restated By-Laws dated March 18, 1997 filed as Exhibit
              (2) to Post-Effective Amendment No. 22 filed April 29, 1997 and incorporated herein by reference.

         (c)  Not Applicable

         (d) (1) Investment Advisory Contract dated September 23, 1998 with Wright Investors' Service, Inc. (on behalf of Wright U.S. Treasury Money Market Fund) filed as Exhibit (d)(1) to Post-Effective Amendment No. 24 on February 24, 1999 and incorporated herein by reference.

              (2) Investment Advisory Contract dated September 1, 2000 with
                  Wright Investors' Service, Inc. on behalf of: Wright U.S. Treasury Fund, Wright U.S. Government Near Term Fund, Wright Total Return Bond Fund and Wright Current Income Fund filed as Exhibit (d)(2) to Post-Effective Amendment No. 28 on February 28, 2001 and incorporated herein by reference.

              (3) Amended and Restated Administration Agreement with Eaton Vance
                  Management dated February 1, 1998 filed as Exhibit (5)(b)(1) to Post-Effective Amendment No. 23 filed April 29, 1998 and incorporated herein by reference.

              (4) Amendment   dated  June  6,  2000  to  Amended  and   Restated
                  Administration Agreement with Eaton Vance Management dated February 1, 1998 filed as Exhibit (d)(4) to Post-Effective Amendment No. 28 on February 28, 2001 and incorporated herein by reference.

         (e) Distribution Contract with MFBT Corporation dated December 19, 1984 filed as Exhibit (6) to Post-Effective Amendment No. 20 filed February 29, 1996 and incorporated herein by reference.

         (f)  Not Applicable

         (g) (1) Custodian Agreement with Investors Bank & Trust Company dated December 19, 1990 filed as Exhibit (8)(a) to Post-Effective Amendment No. 20 filed February 29, 1996 and incorporated herein by reference.

              (2) Amendment  dated  September  20,  1995  to  Master   Custodian
                  Agreement filed as Exhibit (8)(b) to Post-Effective Amendment No. 20 filed February 29, 1996 and incorporated herein by reference.

              (3) Amendment  dated  September  24,  1997  to  Master   Custodian
                  Agreement filed as Exhibit (g)(3) to Post-Effective Amendment No. 24 on February 24, 1999 and incorporated herein by reference.

              (4) Extension  Agreement  dated  January 9, 2001 to the  Custodian
                  Agreement with Investors Bank & Trust Company dated December 19, 1990 filed as Exhibit (g)(4) to Post-Effective Amendment No. 28 on February 28, 2001 and incorporated herein by reference.

              (5) Delegation  Agreement  with  Investors  Bank & Trust Company dated December 7, 2000 pursuant to Rules 17f-5 and 17f-7 filed as Exhibit (g)(4) to Post-Effective Amendment No. 7 o Catholic Values Investment Trust (File Nos. 333-17161, 811-07951) filed with the Commission on April 26, 2001
                 (Accession No.  0000715165-01-500014)  and incorporated herein by reference.

         (h) (1) Transfer Agency and Services Agreement dated June 14,2002 between the Registrant and Forum Shareholder Services, LLC, filed herewith.

              (2) Service  Plan for  Standard  Shares and  Institutional  Shares
                  dated May 1, 1997 filed as Exhibit (9)(c) to Post-Effective Amendment No. 22 filed April 29, 1997 and incorporated herein by reference.

         (i) (1) Opinion of Counsel dated April 7, 1998 filed as Exhibit (10) to Post-Effective Amendment No. 23 and incorporated herein by reference.

              (2) Consent of Counsel, filed herewith.

         (j)  Independent Auditors' Consent, filed herewith.

         (k)  Not Applicable

         (l)  Not Applicable

         (m) Standard Shares Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 dated May 1, 1997 filed as Exhibit
              (15)(c) to Post-Effective Amendment No. 22 filed April 29, 1997 and incorporated herein by reference.

         (n)  Not Applicable

         (o) Rule 18f-3 Plan dated May 1, 1997 for Standard and Institutional Shares filed as Exhibit (18) to Post-Effective Amendment No. 22 filed April 29, 1997 and incorporated herein by reference.

         (p) Codes of Ethics filed as Exhibit (q) to Post-Effective Amendment No. 27 on April 28, 2000 and incorporated herein by reference.

         (q)  (1) Power of Attorney dated December 13, 2001 filed as Exhibit
                  (q)(1) to Post-Effective Amendment No. 30 filed on February 28, 2002 and incorporated herein by reference.

              (2) Power of Attorney  of The Wright  Blue Chip  Master  Portfolio
                  Trust dated December 13, 2001 filed as Exhibit (q)(2) to Post-Effective Amendment No. 30 filed on February 28, 2002 and incorporated herein by reference.

Item 24.  Persons Controlled by or under Common Control with Registrant

Not Applicable

Item 25.  Indemnification

The Registrant's Amended and Restated By-Laws filed as Exhibit(2) to Post Effective Amendment No. 22 contain provisions limiting the liability, and providing for indemnification, of the Trustees and officers under certain circumstances.

Registrant's Trustees and officers are insured under a standard investment company errors and omissions insurance policy covering loss incurred by reason of negligent errors and omissions committed in their capacities as such.

Item 26.  Business and Other Connections of Investment Adviser

Reference is made to the information set forth under the captions "Officers and Trustees" and "Investment Advisory and Administrative Services" in the Statement of Additional Information, which information is incorporated herein by reference.

Item 27.  Principal Underwriter

(a) Wright Investors' Service Distributors, Inc. (a wholly-owned subsidiary of The Winthrop Corporation) acts as principal underwriter for each of the investment companies named below.

                         The Wright Managed Equity Trust

                         The Wright Managed Income Trust

                        Catholic Values Investment Trust

                        The Wright Asset Allocation Trust

(b)              (1)                                         (2)                                         (3)
         Name and Principal                        Positions and Officers                       Positions and Offices
          Business Address                       with Principal Underwriter                        with Registrant
------------------------------------------------------------------------------------------------------------------------------
        A. M. Moody  III*                                 President                          Vice President and Trustee
        Peter M. Donovan*                       Vice President and Treasurer                    President and Trustee
        Vincent M. Simko*                       Vice President and Secretary                            None
-------------------------------------------------------------------------------------------------------------------------------
          * Address  is 440  Wheelers  Farms  Road, Milford, CT 06460.

(c)  Not Applicable.



Item 28.  Location of Accounts and Records

All applicable accounts, books and documents required to be maintained by the Registrant by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are in the possession and custody of the registrant's custodian, Investors Bank & Trust Company, 200 Clarendon Street, Boston, MA 02116, and its transfer agent, Forum Shareholder Services, LLC, Two Portland Square, Portland, ME 04101, with the exception of certain corporate documents and portfolio trading documents which are either in the possession and custody of the Registrant's administrator, Eaton Vance Management, 255 State Street, Boston, MA 02109 or of the investment adviser, Wright Investors' Service, Inc., 440 Wheelers Farms Road, Milford, CT 06460. Registrant is informed that all applicable accounts, books and documents required to be maintained by registered investment advisers are in the custody and possession of Registrant's administrator, Eaton Vance Management, or of the investment adviser, Wright Investors' Service, Inc.

Item 29.  Management Services

Not Applicable

Item 30.  Undertakings

Not Applicable

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and it has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Milford, and the State of Connecticut on the 25th day of April, 2002.

                                    THE WRIGHT MANAGED INCOME TRUST

                               By:         Peter M. Donovan*
                                  -----------------------------
                                   Peter M. Donovan, President


Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated and on the 25th day of April, 2002.

SIGNATURE                                      TITLE
-------------------------------------------------------------------------------
Peter M. Donovan*                       President, Principal
------------------                    Executive Officer & Trustee
Peter M. Donovan

James L. O'Connor*                      Treasurer, Principal
-------------------                Financial and Accounting Officer
James L. O'Connor

James P. Biggs*                              Trustee
------------------
James P. Biggs

H. Day Brigham, Jr.*                         Trustee
---------------------
H. Day Brigham, Jr.

Judith R. Corchard*                          Trustee
--------------------
Judith R. Corchard

Dorcas R. Hardy*                             Trustee
-------------------
Dorcas R. Hardy

Leland Miles*                                Trustee
---------------
Leland Miles

/s/ A. M. Moody III                          Trustee
---------------------
A. M. Moody III

Lloyd F. Pierce*                             Trustee
----------------
Lloyd F. Pierce

Richard E. Taber*                            Trustee
------------------
Richard E. Taber

* By /s/ A. M. Moody III
-------------------------
A. M. Moody III
Attorney-in-Fact

                                   Signatures

     The Wright Blue Chip Master Portfolio Trust has duly caused this Post-Effective Amendment No. 31 to the Registration Statement of The Wright Managed Income Trust (File No. 2-81915) to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Milford, and the State of Connecticut on the 25th day of April, 2002.

                             THE WRIGHT BLUE CHIP MASTER PORTFOLIO TRUST

                         By:       Peter M. Donovan*
                            ------------------------------
                               Peter M. Donovan, President


     This Post-Effective Amendment No. 31 to the Registration Statement of The Wright Managed Income Trust (File No. 2-81915) has been signed below by the following persons in the capacities indicated and on the 25th day of April, 2002.

SIGNATURE                                          TITLE
-------------------------------------------------------------------------


Peter M. Donovan*                         President, Principal
-----------------                    Executive Officer & Trustee
Peter M. Donovan

James L. O'Connor*                       Treasurer, Principal
------------------                   Financial and Accounting Officer
James L. O'Connor

James P. Biggs*                                 Trustee
-----------------
James P. Biggs

H. Day Brigham, Jr.*                            Trustee
---------------------
H. Day Brigham, Jr.

Judith R. Corchard*                             Trustee
--------------------
Judith R. Corchard

Dorcas R. Hardy*                                Trustee
------------------
Dorcas R. Hardy

Leland Miles*                                   Trustee
-----------------
Leland Miles

/s/ A. M. Moody III                             Trustee
----------------------
A. M. Moody III

Lloyd F. Pierce*                                Trustee
-------------------
Lloyd F. Pierce

Richard E. Taber*                               Trustee
------------------
Richard E. Taber

* By /s/ A. M. Moody III
-------------------------
A. M. Moody III
Attorney-in-Fact

                                  EXHIBIT INDEX

     The following Exhibits are filed as part of this Amendment to the Registration Statement pursuant to Rule 483 of Regulation C.

Exhibit No.       Description
-------------------------------------------------------------------------------


   (a)(2) Amendment of Establishment and Designation of Series dated February 26, 2002

   (h)(1) Transfer Agency and Services Agreement with Forum Shareholder Services, LLC dated June 14, 2002

   (i)(2)         Consent of Counsel

   (j)            Independent Auditors' Consent

-------------------------------------------------------------------------------